UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09223

Pioneer Series Trust XIV
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825
Date of fiscal year end:  September 30, 2021

Date of reporting period: October 1, 2020 through March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Strategic Income Fund
Semiannual Report | March 31, 2021
A: PSRAX	C: PSRCX	K: STRKX	R: STIRX	Y: STRYX

Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 1

President’s Letter

Dear Shareholders,
The first few months of 2021 have brought some better news on the COVID-19 global pandemic front, as the deployment of the first approved COVID-19 vaccines is well underway, with expectations for widespread vaccine distribution by the middle of the year. In general, COVID-19 cases and related hospitalizations have been on the decline in the US, despite a few problematic “hot spots” in some states, and that has had a positive effect on overall market sentiment.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile. With that said, in the first few months of 2021, equity markets and other so-called “riskier” assets, such as high-yield bonds, have outperformed investments regarded as less risky, such as government debt. In addition, we’ve witnessed the long-awaited rebound in the performance of cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government in recent months has also helped provide some market momentum.
However, despite the dramatic market rebound since its March 2020 low point, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news about the virus. In addition, the recent US Presidential and Congressional elections have resulted in a power shift in Washington, DC, and that most likely portends some changes in fiscal policy above and beyond just additional pandemic-related stimulus. That, too, could lead to increased market volatility as investors analyze the various tax and spending plans, and wait to see what proposed policy alterations actually become law.
With the advent of COVID-19 in early 2020, we implemented our business continuity plan according to the new COVID-19 guidelines, and most of our employees have been working remotely since March 2020. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
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Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As 2020 has reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
May 2021
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 3

Portfolio Management Discussion | 3/31/21
In the following interview, Andrew Feltus and Jonathan Scott discuss the factors that affected the performance of Pioneer Strategic Income Fund during the six-month period ended March 31, 2021. Mr. Feltus, CFA, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Scott, a vice president and a portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund, along with Brad Komenda*, Deputy Director of Investment-Grade Corporates, a senior vice president, and a portfolio manager at Amundi US, and Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, US, and a portfolio manager at Amundi US.
Q    How did the Fund perform during the six-month period ended March 31, 2021?
A    Pioneer Strategic Income Fund’s Class A shares returned 4.50% at net asset value during the six-month period ended March 31, 2021, while the Fund’s benchmark, the Bloomberg Barclays US Universal Index (the Bloomberg Barclays Index), returned -1.80%. During the same period, the average return of the 373 mutual funds in Morningstar’s Multisector Bond Funds category was 3.91%.
Q    How would you describe the market environment for fixed-income investments during the six-month period ended March 31, 2021?
A    On the heels of a strong summer for so-called riskier assets in 2020, macroeconomic uncertainty reared its head entering the six-month period last October, with a focus on heightened risks revolving around three key areas: the contentious negotiations among US lawmakers over additional stimulus legislation, the ongoing COVID-19 pandemic, and the November US elections. A partisan dispute over when to appoint Supreme Court Justice Ginsburg’s replacement further hardened both parties’ negotiating positions and lowered the odds of passage of a broad fiscal-support package in Washington prior to the November election. At the same time, a notable uptick in European COVID-19 cases reignited fears that the US remained at risk for another wave of infections and a corresponding round of renewed or expanded economic lockdowns in response. Finally, investors’ concerns mounted over the potential for a protracted dispute over the presidential election results.
After some sluggishness, the US economic outlook received two “shots in the arm” during December, as a pair of COVID-19 vaccines received emergency-use authorization from the US Food and Drug Administration
* Effective February 1, 2021, Brad Komenda became a Portfolio Manager on the Fund.
4 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

(FDA), and lawmakers in Washington finally reached agreement on a $900 billion fiscal assistance package, the third US-government stimulus effort since the onset of the pandemic. Markets viewed the rollout of the vaccines as the proverbial “light at the end of the tunnel” for the pandemic, betting that distribution of the vaccines would help alleviate the public-health uncertainty and bring forward the timing of a return to what could be regarded as economic normalcy. The additional stimulus measures from the government were viewed as offering much needed support for many individuals and businesses.
As 2021 got underway, investors elected to focus their attention on those positive developments and looked beyond regional “surges” in COVID-19 cases, as well as select data that suggested a slowing in the rate of economic recovery. By late January, political uncertainty had been removed as a new administration and Democrat-controlled House and Senate took office and almost immediately began discussions about even more fiscal stimulus, which resulted in passage of a $1.9 trillion COVID-19 relief package soon after. Meanwhile, increased vaccine distributions and a gradual decline in COVID-19 cases and hospitalizations as the period progressed also boosted market sentiment. In response, riskier assets rallied and Treasury yields moved higher into the end of March.
In sector terms, returns of corporate bonds over the six-month period were led by issuers in sectors that had felt the biggest negative effects of the COVID-19 crisis, as investors anticipated an economic reopening driven by widespread vaccinations, with energy and air transportation bonds – two of the biggest “reopening” sectors – leading the way. In contrast, issuers in sectors viewed as “up in quality,” or that had been relatively insulated from the effects of COVID-19, underperformed for the six-month period. Those sectors included telecommunications and food & drug retail. With respect to ratings, lower-quality bonds outperformed higher-quality bonds over the period.
The negative six-month return of the Fund’s benchmark, the Bloomberg Barclays Index, owed largely to the notable rise in Treasury yields. Within corporates, high-yield issues dramatically outperformed their more interest-rate-sensitive counterparts in the investment-grade segment. Securitized assets, such as mortgage-backed securities (MBS) and asset-backed securities (ABS), turned in modestly negative performance for the six-month period, while exceeding the returns of investment-grade corporates.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 5

Q    What factors affected the Fund’s performance relative to the benchmark Bloomberg Barclays Index during the six-month period ended March 31, 2021?
A    As a multisector fixed-income portfolio, we have managed the Fund in a way that seeks to deliver strong returns, while experiencing volatility similar to the benchmark, by investing across a diversified* range of investment-grade and non-investment-grade global fixed-income asset classes. We seek to add relative value to the Fund’s performance versus the benchmark through both sector allocation and security selection, focusing on “spread” sectors that trade at a yield advantage relative to US Treasuries. (Spread sectors are defined as non-governmental fixed-income market sectors that offer higher yields, at greater risk, than governmental investments.) Such sectors include corporate bonds, agency MBS, other securitized assets, and emerging markets issues, which have typically offered higher risk-adjusted returns than Treasuries as well as greater security selection opportunities. Taking a dynamic approach to sector allocation, we strive to increase the Fund’s risk profile when we believe markets are offering proper compensation for taking on additional risk, and reducing the risk profile if we feel values available in the markets are less attractive.
The Fund’s short-US-duration position versus the Bloomberg Barclays Index, as well as a short-duration position in the German Bund, aided benchmark-relative performance as yields rose over the six-month period. The Fund’s US-duration position was the largest positive contributor to relative performance, in fact, as the US yield curve steepened significantly. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)
Sector allocation also contributed positively to the Fund’s benchmark-relative performance over the six-month period. A modest portfolio allocation to Treasury inflation-protected securities (TIPS) benefited relative returns as the asset class fared well due to rising inflation expectations. Meanwhile, a significant underweight to US Treasuries proved beneficial for the Fund’s relative results as interest rates rose (bond prices typically move in the opposite direction of rates). The Fund’s allocation to non-agency residential MBS (RMBS) was another positive contributor to benchmark-relative returns, boosted by the portfolio’s exposure to strong-performing credit-risk-transfer securities (CRTs), as CRTs rose in value on strong home-price appreciation over the six-month period.
* Diversification does not assure a profit nor protect against loss.
6 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Security selection aided the Fund’s relative performance for the period, highlighted by holdings of industrials and, to a lesser extent, financials within the portfolio’s allocation to corporate bonds. The Fund’s industrials holdings fared well due to the strong performance of commodity-related issues, particularly within the energy industry, as well as good performance by issuers in sectors that had experienced the most severe effects of the COVID-19 crisis, including airlines. Financials holdings benefited from the strong performance of both surplus notes of US insurers and the convertible preferred issues of European banks. Outside of corporates, the Fund’s agency RMBS performance reflected the strong results from the portfolio’s TBA (to be announced) exposures. (A TBA serves as a contract to purchase or sell an MBS on a specific date, but it does not include information regarding the pool number, number of pools, or the exact amount that will be included in the transaction.)
The Fund’s currency exposures were the only key detractor from benchmark-relative performance for the period, with returns hurt primarily by an allocation to the Swedish krona and a position in the euro, as the near-term outlook for the euro zone dimmed in the wake of increased pandemic-related lockdowns, and as China reined in its credit growth.
Q    Did the Fund have any investments in derivative securities during the six-month period ended March 31, 2021?
A    Yes, the Fund had investments in multiple types of derivatives: Treasury futures, index futures, credit-default swaps, options, and forward foreign currency contracts (“currency forwards”). The exposure to Treasury futures was part of our strategy to maintain a shorter-than-benchmark duration in the portfolio (discussed earlier). We used the investments in credit-default swaps to manage the Fund’s exposure to credit-sensitive sectors; the swaps had a negative effect on relative returns. The Fund’s exposure to currency forwards was a technique used to manage the risks in the portfolio’s non-US dollar (USD) currencies; the tactic had a mixed impact on benchmark-relative results as the hedges helped performance, while long exposures detracted from returns.
Q    Did the Fund’s distributions** (or yield) to shareholders change during the six-month period ended March 31, 2021?
A    The Fund’s dividend yield declined over the six months as spreads narrowed for credit-oriented areas of the market. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
** Distributions/dividends are not guaranteed.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 7

Q    What is your investment outlook?
A    The US Federal Reserve (Fed) has continued to message that it is willing to keep monetary policy accommodative for an extended period of time. While “an extended period of time” seems to be a purposefully vague duration, public comments from members of the Federal Open Market Committee (FOMC) have suggested that they could be thinking the “extended period” equals at least one year. Since the Fed has indicated that it will ignore this year’s expected rise in inflation as merely transitory, the attention of both investors and policymakers could turn to 2022 inflation measures. If the FOMC, as suggested, waits for a full year with Core PCE (personal consumption) inflation at more than 2% before tightening monetary policy, rate hikes could be off the table until 2023, in our opinion. That would be consistent with the Fed’s own “dot” projections. (The Fed’s “dot” plot/projection is a quarterly chart summarizing the outlook for the federal funds rate for each of the FOMC’s members.)
Market pricing, however, has reflected a somewhat faster pace for rate hikes, due in part to the possibility that the markets may not “buy” the Fed’s new operating framework. However, we feel it is important to understand that actual market pricing has reflected a combination of possible outcomes rather than single-point forecasts.
While we believe inflation is likely to be lower in 2022 than in 2021, the balance of inflation risks has been skewed to the upside, given massive debt-financed US fiscal stimulus and the prospect of government policies –such as a minimum wage hike, easier unionization, and generous unemployment benefits – that could potentially boost wage growth.
Given the additional fiscal stimulus package and a more-rapid US economic reopening, we have revised up our base-case 2021 US gross domestic product (GDP) growth forecast. The demand-driven growth dynamic could be positive for corporate fundamentals and consumer balance sheets. In turn, solid issuer fundamentals and still-elevated investor cash balances (earning close to 0% yield) may support further spread-asset performance.
We believe higher US Treasury yields present a risk to broad-market performance, to the extent that tighter financial conditions could start to weigh on economic activity. By our estimates, a 10-year US Treasury yield in the 2.50% to 3.00% area may likely become problematic for
8 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

certain market segments and for economic growth. We currently regard the risk of such a move as remote; however, we have been monitoring the situation closely, as strong monthly economic data further out on the horizon may push yields marginally higher in the coming months.
While we could see the USD rally in the near term, reflecting a more positive economic outlook in the US given a successful vaccination program and rebounding growth, we think the USD could depreciate in the intermediate term. Such a depreciation could reflect the negative impact of increasing fiscal deficits and the potential for non-US yields to rise, thus reducing yield differentials. We continue to hold select Fund positions in emerging markets currencies and countries.
Please refer to the Schedule of Investments on pages 20–90 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.
When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities held by the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 9

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
The securities issued by U.S. government-sponsored entities (e.g., FNMA, Freddie Mac) are neither guaranteed nor issued by the U.S. government.
The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to prepayments.
The Fund may invest in insurance-linked securities. The return of principal and the payment of interest on insurance-linked securities are contingent on the non-occurrence of a predefined “trigger” event that leads to physical or economic loss, such as a hurricane or an aerospace catastrophe. Insurance-linked securities may expose the Fund to other risks, including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
10 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Portfolio Summary | 3/31/21

10 Largest Holdings
(As a percentage of total investments)*

1.	Wells Fargo & Co., 7.5%	1.99%
2.	Fannie Mae, 2.5%, 5/1/51 (TBA)	1.97
3.	U.S. Treasury Bills, 4/13/21	1.77
4.	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49	1.72
5.	U.S. Treasury Bills, 4/1/21	1.66
6.	Fannie Mae, 2.0%, 5/1/51 (TBA)	1.44
7.	Fannie Mae, 4.5%, 4/1/51 (TBA)	1.03
8.	Stichting AK Rabobank Certificaten, 2.188%	0.95
9.	Cenovus Energy, Inc., 6.75%, 11/15/39	0.77
10.	Mexican Bonos, 8.5%, 5/31/29	0.75

*
Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 11

Prices and Distributions | 3/31/21

Net Asset Value per Share
Class	3/31/21	9/30/20
A	$11.19	$10.91
C	$10.95	$10.67
K	$11.21	$10.92
R	$11.38	$11.09
Y	$11.19	$10.91

Distributions per Share: 10/1/20–3/31/21
	Net Investment	Short-Term	Long-Term	Tax Return
Class	Income	Capital Gains	Capital Gains	of Capital
A	$0.2110	$ —	$ —	$ —
C	$0.1668	$ —	$ —	$ —
K	$0.2350	$ —	$ —	$ —
R	$0.1928	$ —	$ —	$ —
Y	$0.2284	$ —	$ —	$ —

Index Definitions
The Bloomberg Barclays U.S. Universal Index is an unmanaged index that represents the union of the U.S. Aggregate Index, the U.S. High Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the CMBS Index, and the CMBS High Yield Index. Municipal debt, private placements and non-dollar-denominated issues are excluded. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 13–17.
12 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Performance Update | 3/31/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Strategic Income Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.
Average Annual Total Returns
(As of March 31, 2021)
			Bloomberg
	Net	Public	Barclays
	Asset	Offering	U.S.
	Value	Price	Universal
Period	(NAV)	(POP)	Index
10 years	4.29%	3.81%	3.77%
5 years	4.93	3.97	3.59
1 year	21.01	15.56	2.95

Expense Ratio
(Per prospectus dated February 1, 2021)
Gross
1.06%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 13

Performance Update | 3/31/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.
Average Annual Total Returns
(As of March 31, 2021)
			Bloomberg
			Barclays
			U.S.
	If	If	Universal
Period	Held	Redeemed	Index
10 years	3.59%	3.59%	3.77%
5 years	4.26	4.26	3.59
1 year	20.50	20.50	2.95

Expense Ratio
(Per prospectus dated February 1, 2021)
Gross
1.73%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Performance Update | 3/31/21	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.
Average Annual Total Returns
(As of March 31, 2021)
		Bloomberg
	Net	Barclays
	Asset	U.S.
	Value	Universal
Period	(NAV)	Index
10 years	4.68%	3.77%
5 years	5.39	3.59
1 year	22.52	2.95

Expense Ratio
(Per prospectus dated February 1, 2021)
Gross
0.62%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 15

Performance Update | 3/31/21	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.
Average Annual Total Returns
(As of March 31, 2021)
		Bloomberg
	Net	Barclays
	Asset	U.S.
	Value	Universal
Period	(NAV)	Index
10 years	3.95%	3.77%
5 years	4.61	3.59
1 year	19.28	2.95

Expense Ratio
(Per prospectus dated February 1, 2021)
Gross
1.40%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
16 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Performance Update | 3/31/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Strategic Income Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Universal Index.

Average Annual Total Returns
(As of March 31, 2021)
		Bloomberg
	Net	Barclays
	Asset	U.S.
	Value	Universal
Period	(NAV)	Index
10 years	4.62%	3.77%
5 years	5.29	3.59
1 year	21.90	2.95

Expense Ratio
(Per prospectus dated February 1, 2021)
Gross
0.74%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 17

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)	ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)	transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund
Based on actual returns from October 1, 2020 through March 31, 2021.
Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/20
Ending Account Value	$1,045.00	$1,041.90	$1,048.10	$1,043.50	$1,046.70
(after expenses)
on 3/31/21
Expenses Paid	$5.35	$8.86	$3.22	$6.83	$3.72
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.05%, 1.74%, 0.63%, 1.34%, and 0.73% for Class A, Class C, Class K, Class R and Class Y respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

18 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Strategic Income Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2020 through March 31, 2021.
Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/20
Ending Account Value	$1,019.70	$1,016.26	$1,021.79	$1,018.25	$1,021.29
(after expenses)
on 3/31/21
Expenses Paid	$5.29	$8.75	$3.18	$6.74	$3.68
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.05%, 1.74%, 0.63%, 1.34%, and 0.73% for Class A, Class C, Class K, Class R and Class Y respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 19

Schedule of Investments | 3/31/21
(unaudited)

Shares		Value
UNAFFILIATED ISSUERS — 101.0%
COMMON STOCKS — 0.0%† of Net Assets
Auto Components — 0.0%†
1,316	Lear Corp.	$ 238,525
	Total Auto Components	$ 238,525
Household Durables — 0.0%†
1,018,282(a)	Desarrolladora Homex SAB de CV	$ 1,545
	Total Household Durables	$ 1,545
Oil, Gas & Consumable Fuels — 0.0%†
9,565,478^(a)	Ascent CNR Corp.	$ 286,965
2,013	Frontera Energy Corp.	10,266
	Total Oil, Gas & Consumable Fuels	$ 297,231
Paper & Forest Products — 0.0%†
162,828	Emerald Plantation Holdings, Ltd.	$ 6,513
	Total Paper & Forest Products	$ 6,513
Specialty Retail — 0.0%†
111,548+^(a)	Targus Cayman SubCo., Ltd.	$ 170,668
	Total Specialty Retail	$ 170,668
TOTAL COMMON STOCKS
	(Cost $1,215,239)	$ 714,482
CONVERTIBLE PREFERRED STOCKS — 2.4% of
Net Assets
Banks — 2.4%
12,114(b)	Bank of America Corp., 7.25%	$ 16,935,372
63,511(b)	Wells Fargo & Co., 7.5%	90,021,126
	Total Banks	$ 106,956,498
TOTAL CONVERTIBLE PREFERRED STOCKS
	(Cost $101,849,668)	$ 106,956,498
PREFERRED STOCK — 0.1% of Net Assets
Equity Real Estate Investment Trusts (REITs) — 0.1%
3,250(b)	Firstar Realty LLC, 8.875% (144A)	$ 3,461,250
	Total Equity Real Estate Investment Trusts (REITs)	$ 3,461,250
TOTAL PREFERRED STOCK
	(Cost $4,200,625)	$ 3,461,250

The accompanying notes are an integral part of these financial statements.
20 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — 9.9% of
	Net Assets
500,000	321 Henderson Receivables III LLC, Series 2008-1A,
	Class C, 9.36%, 1/15/48 (144A)	$ 589,158
500,000	321 Henderson Receivables III LLC, Series 2008-1A,
	Class D, 10.81%, 1/15/50 (144A)	575,270
4,000,000(c)	522 Funding CLO, Ltd., Series 2019-4A, Class E, 7.224%
	(3 Month USD LIBOR + 700 bps), 4/20/30 (144A)	3,882,968
6,188,811	A10 Bridge Asset Financing LLC, Series 2019-B,
	Class A1, 3.085%, 8/15/40 (144A)	6,242,758
3,500,000	A10 Bridge Asset Financing LLC, Series 2019-B, Class D,
	4.523%, 8/15/40 (144A)	3,471,629
1,164,392	Accelerated Assets LLC, Series 2018-1, Class B, 4.51%,
	12/2/33 (144A)	1,202,458
1,646,027	Accelerated Assets LLC, Series 2018-1, Class C, 6.65%,
	12/2/33 (144A)	1,732,684
568,478	Access Point Funding I LLC, Series 2017-A, Class B,
	3.97%, 4/15/29 (144A)	569,596
1,750,000(c)	AIG CLO, Ltd., Series 2019-2A, Class E, 7.468% (3 Month
	USD LIBOR + 725 bps), 10/25/32 (144A)	1,715,660
750,000	Amur Equipment Finance Receivables V LLC,
	Series 2018-1A, Class E, 5.36%, 4/22/24 (144A)	758,591
899,999	Amur Equipment Finance Receivables V LLC,
	Series 2018-1A, Class F, 7.3%, 5/20/26 (144A)	911,678
1,513,000	Amur Equipment Finance Receivables VI LLC,
	Series 2018-2A, Class E, 5.45%, 11/20/23 (144A)	1,523,415
3,000,000	Amur Equipment Finance Receivables VII LLC,
	Series 2019-1A, Class E, 4.47%, 3/20/25 (144A)	3,010,867
2,000,000(c)	Apidos CLO XXXII, Series 2019-32A, Class E, 6.974%
	(3 Month USD LIBOR + 675 bps), 1/20/33 (144A)	1,986,754
5,000,000(c)	Assurant CLO, Ltd., Series 2019-5A, Class E, 7.581%
	(3 Month USD LIBOR + 734 bps), 1/15/33 (144A)	4,995,055
300,000	Avid Automobile Receivables Trust, Series 2018-1,
	Class C, 5.13%, 2/18/25 (144A)	300,289
2,040,000	Avid Automobile Receivables Trust, Series 2019-1,
	Class D, 4.03%, 7/15/26 (144A)	2,074,495
1,500,000(c)	Battalion CLO VII, Ltd., Series 2014-7A, Class CRR,
	3.153% (3 Month USD LIBOR + 293 bps),
	7/17/28 (144A)	1,500,214
2,000,000(c)	Battalion CLO VII, Ltd., Series 2014-7A, Class ERR,
	8.803% (3 Month USD LIBOR + 858 bps),
	7/17/28 (144A)	1,937,090
3,295,000(c)	Battalion CLO IX, Ltd., Series 2015-9A, Class ER, 6.491%
	(3 Month USD LIBOR + 625 bps), 7/15/31 (144A)	3,232,659
1,500,000(c)	BDS, Ltd., Series 2020-FL5, Class C, 2.158% (1 Month
	USD LIBOR + 205 bps), 2/16/37 (144A)	1,498,129

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 21

Schedule of Investments | 3/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,600,000(c)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A,
	Class D, 4.041% (3 Month USD LIBOR +
	380 bps), 1/15/33 (144A)	$ 1,605,346
4,000,000(c)	Benefit Street Partners CLO XIX, Ltd., Series 2019-19A,
	Class E, 7.261% (3 Month USD LIBOR +
	702 bps), 1/15/33 (144A)	3,999,816
3,000,000(c)	Carlyle US CLO, Ltd., Series 2019-4A, Class C, 4.241%
	(3 Month USD LIBOR + 400 bps), 1/15/33 (144A)	3,017,460
2,750,000	Carvana Auto Receivables Trust, Series 2019-4A, Class E,
	4.7%, 10/15/26 (144A)	2,899,803
4,250,000(c)	Catskill Park CLO, Ltd., Series 2017-1A, Class D, 6.224%
	(3 Month USD LIBOR + 600 bps), 4/20/29 (144A)	4,126,401
121,605	Commonbond Student Loan Trust, Series 2017-BGS,
	Class C, 4.44%, 9/25/42 (144A)	127,221
1,388,087	Conn’s Receivables Funding LLC, Series 2019-A, Class C,
	5.29%, 10/16/23 (144A)	1,378,048
6,150,000	Conn’s Receivables Funding LLC, Series 2019-B, Class C,
	4.6%, 6/17/24 (144A)	6,169,444
3,155,000	Continental Credit Card ABS LLC, Series 2019-1A,
	Class C, 6.16%, 8/15/26 (144A)	3,311,058
1,000,000	Crossroads Asset Trust, Series 2021-A, Class E, 5.48%,
	1/20/28 (144A)	996,260
2,300,000	DataBank Issuer, Series 2021-1A, Class C, 4.43%,
	2/27/51 (144A)	2,318,494
3,291,771	Diamond Resorts Owner Trust, Series 2019-1A, Class C,
	4.02%, 2/20/32 (144A)	3,277,841
21,512	Drug Royalty III LP 1, Series 2017-1A, Class A2, 3.6%,
	4/15/27 (144A)	21,549
5,000,000(c)	Dryden 78 CLO, Ltd., Series 2020-78A, Class E, 6.823%
	(3 Month USD LIBOR + 660 bps), 4/17/33 (144A)	5,007,405
6,000,000	ExteNet LLC, Series 2019-1A, Class C, 5.219%,
	7/26/49 (144A)	6,262,339
1,250,000	Fair Square Issuance Trust, Series 2020-AA, Class C,
	5.4%, 9/20/24 (144A)	1,274,809
4,100,000	Fair Square Issuance Trust, Series 2020-AA, Class D,
	6.86%, 9/20/24 (144A)	4,175,454
7,913,896	Finance of America Structured Securities Trust, Series
	2019-A, Class JR2, 2.0%, 3/25/69	8,497,019
6,989,069	Finance of America Structured Securities Trust, Series
	2019-JR3, Class JR2, 2.0%, 9/25/69	7,411,396
2,250,000(c)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class C,
	4.574% (3 Month USD LIBOR + 435 bps), 1/20/33 (144A)	2,257,348
3,000,000(c)	First Eagle BSL CLO, Ltd., Series 2019-1A, Class D,
	7.924% (3 Month USD LIBOR + 770 bps), 1/20/33 (144A)	2,945,517
3,300,000(c)	Fort Washington CLO, Series 2019-1A, Class E, 7.474%
	(3 Month USD LIBOR + 725 bps), 10/20/32 (144A)	3,302,336

The accompanying notes are an integral part of these financial statements.
22 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
5,500,000	Four Seas LP, Series 2017-1A, Class A2, 5.927%,
	8/28/27 (144A)	$ 4,816,480
1,000,000	Foursight Capital Automobile Receivables Trust, Series
	2018-2, Class F, 6.48%, 6/15/26 (144A)	1,056,185
179,764(d)	Gold Key Resorts LLC, Series 2014-A, Class C, 5.87%,
	3/17/31 (144A)	182,031
5,022,000(c)	Goldentree Loan Management US CLO 2, Ltd.,
	Series 2017-2A, Class E, 4.924% (3 Month USD LIBOR +
	470 bps), 11/28/30 (144A)	4,575,675
5,230,000(c)	Goldentree Loan Management US CLO 6, Ltd.,
	Series 2019-6A, Class D, 4.074% (3 Month USD LIBOR +
	385 bps), 1/20/33 (144A)	5,279,743
1,250,000(c)	Gulf Stream Meridian 3 Ltd., Series 2021-IIIA, Class D,
	6.911% (3 Month USD LIBOR + 675 bps), 4/15/34 (144A)	1,225,182
3,393,000	Hardee’s Funding LLC, Series 2018-1A, Class A2II,
	4.959%, 6/20/48 (144A)	3,566,382
3,000,000(c)	Harriman Park CLO, Ltd., Series 2020-1A, Class D, 3.864%
	(3 Month USD LIBOR + 364 bps), 4/20/31 (144A)	3,001,206
2,000,000	Hertz Fleet Lease Funding LP, Series 2018-1, Class E,
	5.55%, 5/10/32 (144A)	2,021,097
8,526,000	HOA Funding LLC, Series 2014-1A, Class A2, 4.846%,
	8/20/44 (144A)	8,429,912
707,100	Home Partners of America Trust, Series 2019-1, Class F,
	4.101%, 9/17/39 (144A)	717,910
2,250,000(c)	ICG US CLO Ltd., Series 2021-1A, Class E, 6.443%
	(3 Month USD LIBOR + 633 bps), 4/17/34 (144A)	2,154,159
3,721,696	Icon Brand Holdings LLC, Series 2012-1A, Class A,
	4.229%, 1/25/43 (144A)	1,844,264
729,884	JG Wentworth XXII LLC, Series 2010-3A, Class A, 3.82%,
	12/15/48 (144A)	763,761
5,000,000(c)	Kayne CLO 7, Ltd., Series 2020-7A, Class E, 6.723%
	(3 Month USD LIBOR + 650 bps), 4/17/33 (144A)	5,018,670
5,000,000(c)	Madison Park Funding XXII, Ltd., Series 2016-22A,
	Class ER, 6.941% (3 Month USD LIBOR +
	670 bps), 1/15/33 (144A)	4,940,275
7,000,000(c)	Madison Park Funding XXXVI, Ltd., Series 2019-36A,
	Class E, 7.491% (3 Month USD LIBOR +
	725 bps), 1/15/33 (144A)	7,001,848
1,250,000	Marlette Funding Trust, Series 2019-1A, Class C, 4.42%,
	4/16/29 (144A)	1,288,678
7,750,000	Mercury Financial Credit Card Master Trust, Series
	2021-1A, Class B, 2.33%, 3/20/26 (144A)	7,761,465
2,974,557(d)	Mill City Mortgage Loan Trust, Series 2017-3, Class B2,
	3.25%, 1/25/61 (144A)	2,954,206
2,196,686(d)	Mill City Mortgage Loan Trust, Series 2018-2, Class B1,
	3.75%, 5/25/58 (144A)	2,202,918

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 23

Schedule of Investments | 3/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
5,712,821(d)	Mill City Mortgage Loan Trust, Series 2018-3, Class M3,
	3.25%, 8/25/58 (144A)	$ 5,810,972
4,926,066	Mosaic Solar Loan Trust, Series 2019-2A, Class D, 6.18%,
	9/20/40 (144A)	4,804,207
4,005,000	Mosaic Solar Loan Trust, Series 2021-1A, Class D, 3.71%,
	12/20/46 (144A)	3,930,184
5,829,000(d)	Nationstar HECM Loan Trust, Series 2019-1A, Class M4,
	5.804%, 6/25/29 (144A)	5,827,968
5,000,000(c)	Neuberger Berman CLO XVII, Ltd., Series 2014-17A,
	Class ER2, 7.422% (3 Month USD LIBOR +
	720 bps), 4/22/29 (144A)	4,932,360
4,500,000(c)	Newark BSL CLO 1, Ltd., Series 2016-1A, Class DR,
	6.463% (3 Month USD LIBOR + 625 bps),
	12/21/29 (144A)	4,416,548
748,435(c)	Newtek Small Business Loan Trust, Series 2017-1,
	Class B, 3.109% (1 Month USD LIBOR + 300 bps),
	2/25/43 (144A)	682,938
4,360,000	NMEF Funding LLC, Series 2019-A, Class D, 4.39%,
	8/17/26 (144A)	4,465,640
1,100,000	NMEF Funding LLC, Series 2021-A, Class D, 5.78%,
	12/15/27 (144A)	1,095,892
2,000,000(c)	Octagon Investment Partners XXI, Ltd., Series 2014-1A,
	Class DRR, 7.194% (3 Month USD LIBOR +
	700 bps), 2/14/31 (144A)	1,979,560
1,119,000	Octane Receivables Trust, Series 2020-1A, Class D,
	5.45%, 3/20/28 (144A)	1,139,361
3,946,692	Orange Lake Timeshare Trust, Series 2019-A, Class D,
	4.93%, 4/9/38 (144A)	3,987,840
5,600,000(c)	Palmer Square Loan Funding, Ltd., Series 2020-1A,
	Class D, 5.032% (3 Month USD LIBOR +
	485 bps), 2/20/28 (144A)	5,349,170
4,300,000	PG Receivables Finance, Series 2020-1, Class C, 5.44%,
	7/20/25 (144A)	4,318,813
4,770,000	Progress Residential Trust, Series 2018-SFR3, Class F,
	5.368%, 10/17/35 (144A)	4,822,151
5,000,000(c)	Race Point VIII CLO, Ltd., Series 2013-8A, Class DR2,
	3.682% (3 Month USD LIBOR + 350 bps), 2/20/30 (144A)	5,000,735
2,200,000	Republic Finance Issuance Trust, Series 2019-A, Class B,
	3.93%, 11/22/27 (144A)	2,247,926
3,000,000	Republic Finance Issuance Trust, Series 2019-A, Class C,
	5.1%, 11/22/27 (144A)	3,037,780
1,500,000	Rosy, Series 2018-1, Class A1, 6.25%, 12/15/25 (144A)	1,425,000
7,234,468	SCF Equipment Leasing LLC, Series 2019-1A, Class E,
	5.49%, 4/20/30 (144A)	7,090,122
3,107,011	Sierra Timeshare Receivables Funding LLC, Series
	2019-1A, Class D, 4.75%, 1/20/36 (144A)	3,155,872

The accompanying notes are an integral part of these financial statements.
24 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
2,888,400	Sierra Timeshare Receivables Funding LLC,
	Series 2020-2A, Class D, 6.59%, 7/20/37 (144A)	$ 3,048,395
4,000,000	Sierra Timeshare Receivables Funding LLC,
	Series 2021-1A, Class D, 3.17%, 11/20/37 (144A)	3,997,009
3,500,000(c)	Signal Peak CLO 2 LLC, Series 2015-1A, Class DR2,
	3.074% (3 Month USD LIBOR + 285 bps), 4/20/29 (144A)	3,440,160
5,000,000	Small Business Lending Trust, Series 2019-A, Class C,
	4.31%, 7/15/26 (144A)	4,939,022
4,750,000(c)	Sound Point CLO XXI, Ltd., Series 2018-3A, Class C,
	3.515% (3 Month USD LIBOR + 330 bps),
	10/26/31 (144A)	4,598,998
1,200,000(c)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class D,
	4.351% (3 Month USD LIBOR + 411 bps),
	1/15/33 (144A)	1,207,076
7,000,000(c)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class E,
	7.861% (3 Month USD LIBOR + 762 bps),
	1/15/33 (144A)	7,032,018
3,000,000(c)	Sound Point CLO XXVIII Ltd., Series 2020-3A, Class E,
	7.155% (3 Month USD LIBOR + 690 bps),
	1/25/32 (144A)	2,942,208
2,200,000(c)	Symphony CLO XXII, Ltd., Series 2020-22A, Class C,
	2.373% (3 Month USD LIBOR + 215 bps),
	4/18/33 (144A)	2,186,947
6,600,000(c)	Symphony CLO XXII, Ltd., Series 2020-22A, Class D,
	3.373% (3 Month USD LIBOR + 315 bps),
	4/18/33 (144A)	6,560,169
986,000	Tidewater Auto Receivables Trust, Series 2018-AA,
	Class E, 5.48%, 10/15/26 (144A)	1,005,649
11,300,000(d)	Towd Point Mortgage Trust, Series 2015-2, Class 1B3,
	3.504%, 11/25/60 (144A)	11,057,890
13,841,000(d)	Towd Point Mortgage Trust, Series 2015-6, Class B1,
	3.89%, 4/25/55 (144A)	14,647,984
5,148,000(d)	Towd Point Mortgage Trust, Series 2016-3, Class B1,
	4.099%, 4/25/56 (144A)	5,512,347
3,100,000(d)	Towd Point Mortgage Trust, Series 2016-5, Class B2,
	3.672%, 10/25/56 (144A)	3,093,723
4,102,000(d)	Towd Point Mortgage Trust, Series 2017-1, Class B2,
	3.821%, 10/25/56 (144A)	4,283,773
9,175,000(d)	Towd Point Mortgage Trust, Series 2017-2, Class B2,
	4.148%, 4/25/57 (144A)	9,613,951
11,800,000(d)	Towd Point Mortgage Trust, Series 2017-4, Class B1,
	3.496%, 6/25/57 (144A)	12,003,950
2,725,000(d)	Towd Point Mortgage Trust, Series 2017-6, Class M2,
	3.25%, 10/25/57 (144A)	2,788,089
4,750,000(d)	Towd Point Mortgage Trust, Series 2018-1, Class B1,
	3.772%, 1/25/58 (144A)	4,909,999

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 25

Schedule of Investments | 3/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
8,000,000(d)	Towd Point Mortgage Trust, Series 2018-3, Class M1,
	3.875%, 5/25/58 (144A)	$ 8,304,774
7,500,000(d)	Towd Point Mortgage Trust, Series 2018-3, Class M2,
	3.875%, 5/25/58 (144A)	7,454,237
6,500,000(d)	Towd Point Mortgage Trust, Series 2019-3, Class M2E,
	3.0%, 2/25/59 (144A)	6,403,248
5,970,000(d)	Towd Point Mortgage Trust, Series 2019-4, Class B1B,
	3.5%, 10/25/59 (144A)	5,719,966
3,750,000(d)	Towd Point Mortgage Trust, Series 2019-4, Class M2B,
	3.25%, 10/25/59 (144A)	3,667,548
5,750,000(d)	Towd Point Mortgage Trust, Series 2020-2, Class M1B,
	3.0%, 4/25/60 (144A)	5,659,926
2,580,000	Tricon American Homes Trust, Series 2017-SFR2,
	Class E, 4.216%, 1/17/36 (144A)	2,648,614
4,250,000	Tricon American Homes Trust, Series 2020-SFR2,
	Class E1, 2.73%, 11/17/39 (144A)	4,145,656
2,400,000	United Auto Credit Securitization Trust, Series 2018-2,
	Class F, 6.82%, 6/10/25 (144A)	2,401,612
4,250,000	United Auto Credit Securitization Trust, Series 2019-1,
	Class F, 6.05%, 1/12/26 (144A)	4,342,154
1,000,000	Upstart Securitization Trust, Series 2021-1, Class C,
	4.06%, 3/20/31 (144A)	997,189
4,975,000(c)	Westcott Park CLO, Ltd., Series 2016-1A, Class ER,
	6.624% (3 Month USD LIBOR + 640 bps), 7/20/28 (144A)	4,925,076
3,039,959	Westgate Resorts LLC, Series 2018-1A, Class C, 4.1%,
	12/20/31 (144A)	3,018,505
3,286,497	Westgate Resorts LLC, Series 2020-1A, Class C, 6.213%,
	3/20/34 (144A)	3,464,764
4,000,000(c)	Whitebox CLO II, Ltd., Series 2020-2A, Class E, 8.092%
	(3 Month USD LIBOR + 785 bps), 10/24/31 (144A)	3,999,468
568,098	WRG Debt Funding II LLC, Series 2017-1, Class A, 4.458%,
	3/15/26 (144A)	562,795
705,881	WRG Debt Funding II LLC, Series 2017-1, Class B, 5.926%,
	3/15/26 (144A)	705,930
	TOTAL ASSET BACKED SECURITIES
	(Cost $445,385,804)	$ 445,707,686
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	14.3% of Net Assets
2,500,000	American Homes 4 Rent Trust, Series 2014-SFR2,
	Class D, 5.149%, 10/17/36 (144A)	$ 2,696,463
5,000,000	American Homes 4 Rent Trust, Series 2014-SFR3,
	Class C, 4.596%, 12/17/36 (144A)	5,351,617

The accompanying notes are an integral part of these financial statements.
26 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
4,100,000	American Homes 4 Rent Trust, Series 2014-SFR3,
	Class D, 5.04%, 12/17/36 (144A)	$ 4,414,526
2,950,000	American Homes 4 Rent Trust, Series 2015-SFR1,
	Class C, 4.11%, 4/17/52 (144A)	3,110,604
4,629,000(d)	Angel Oak Mortgage Trust I LLC, Series 2019-1, Class B1,
	5.4%, 11/25/48 (144A)	4,856,307
4,460,000(d)	Angel Oak Mortgage Trust I LLC, Series 2019-2, Class B1,
	5.016%, 3/25/49 (144A)	4,544,935
1,054,000(d)	B2R Mortgage Trust, Series 2015-1, Class D, 4.831%,
	5/15/48 (144A)	1,023,565
4,400,000(d)	Bayview Koitere Fund Trust, Series 2017-SPL3, Class B1,
	4.25%, 11/28/53 (144A)	4,669,290
4,670,000(d)	Bayview Opportunity Master Fund IVa Trust,
	Series 2017-SPL5, Class B1, 4.0%, 6/28/57 (144A)	4,925,421
2,120,000(c)	Bellemeade Re, Ltd., Series 2019-1A, Class B1, 4.109%
	(1 Month USD LIBOR + 400 bps), 3/25/29 (144A)	2,119,996
3,550,000(c)	Bellemeade Re, Ltd., Series 2019-1A, Class M2, 2.809%
	(1 Month USD LIBOR + 270 bps), 3/25/29 (144A)	3,522,234
3,910,000(c)	Bellemeade Re, Ltd., Series 2019-2A, Class B1, 4.209%
	(1 Month USD LIBOR + 410 bps), 4/25/29 (144A)	3,803,218
5,350,000(c)	Bellemeade Re, Ltd., Series 2019-2A, Class M2, 3.209%
	(1 Month USD LIBOR + 310 bps), 4/25/29 (144A)	5,387,388
840,000(c)	Bellemeade Re, Ltd., Series 2020-3A, Class B1, 6.459%
	(1 Month USD LIBOR + 635 bps), 10/25/30 (144A)	860,561
3,630,000(c)	Bellemeade Re, Ltd., Series 2020-3A, Class M2, 4.959%
	(1 Month USD LIBOR + 485 bps), 10/25/30 (144A)	3,741,722
1,450,000(c)	Bellemeade Re, Ltd., Series 2020-4A, Class B1, 5.109%
	(1 Month USD LIBOR + 500 bps), 6/25/30 (144A)	1,474,945
4,350,000(d)	Brean Asset Backed Securities Trust, Series 2021-RM1,
	Class A, 1.4%, 10/25/63 (144A)	4,147,283
3,055,277(d)	Cascade Funding Mortgage Trust, Series 2019-RM3,
	Class C, 4.0%, 6/25/69 (144A)	3,071,040
2,150,000	Cascade MH Asset Trust, Series 2021-MH1, Class B1,
	4.573%, 2/25/46 (144A)	2,125,836
4,000,000(d)	Cascade MH Asset Trust, Series 2021-MH1, Class B3,
	7.595%, 2/25/46 (144A)	3,576,694
1,000,000(d)	CFMT LLC, Series 2021-HB5, Class M4, 5.683%,
	2/25/31 (144A)	993,363
9,507,417(c)	Chase Mortgage Finance Corp., Series 2020-CL1,
	Class M3, 3.459% (1 Month USD LIBOR + 335 bps),
	10/25/57 (144A)	9,731,188
6,000,000(d)	CIM Trust, Series 2019-R5, Class M3, 3.5%,
	9/25/59 (144A)	6,121,318
4,100,000(d)	CIM Trust, Series 2020-R2, Class M3, 3.0%,
	10/25/59 (144A)	3,995,073

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 27

Schedule of Investments | 3/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
4,000,000(e)	Colony American Finance, Ltd., Series 2016-1, Class D,
	5.972%, 6/15/48 (144A)	$ 4,097,982
4,100,000(c)	Connecticut Avenue Securities Trust, Series 2019-HRP1,
	Class B1, 9.359% (1 Month USD LIBOR +
	925 bps), 11/25/39 (144A)	4,110,298
4,240,000(c)	Connecticut Avenue Securities Trust, Series 2019-R03,
	Class 1B1, 4.209% (1 Month USD LIBOR +
	410 bps), 9/25/31 (144A)	4,298,409
3,920,000(c)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 1M2, 3.759% (1 Month USD LIBOR +
	365 bps), 2/25/40 (144A)	3,924,869
4,940,000(c)	Connecticut Avenue Securities Trust, Series 2020-SBT1,
	Class 2M2, 3.759% (1 Month USD LIBOR +
	365 bps), 2/25/40 (144A)	4,962,329
779,097(d)	CSFB Mortgage-Backed Pass-Through Certificates,
	Series 2003-17, Class B1, 5.5%, 6/25/33	349,318
8,493,203(d)	CSMC Trust, Series 2018-J1, Class B3, 3.629%, 2/25/48
	(144A)	8,458,866
2,638,958(d)	CSMC Trust, Series 2021-RPL2, Class M3, 3.524%,
	1/25/60 (144A)	2,618,126
11,200,000(c)	Eagle Re, Ltd., Series 2019-1, Class B1, 4.609% (1 Month
	USD LIBOR + 450 bps), 4/25/29 (144A)	11,190,944
8,922,000(c)	Eagle Re, Ltd., Series 2020-2, Class B1, 7.109% (1 Month
	USD LIBOR + 700 bps), 10/25/30 (144A)	8,951,389
4,420,000(c)	Fannie Mae Connecticut Avenue Securities, Series
	2018-C03, Class 1B1, 3.859% (1 Month USD LIBOR +
	375 bps), 10/25/30	4,475,052
13,933,130(c)(f)	Federal Home Loan Mortgage Corp. REMICS, Series
	4087, Class SB, 5.924% (1 Month USD LIBOR +
	603 bps), 7/15/42	2,867,940
7,774,824(c)(f)	Federal Home Loan Mortgage Corp. REMICS, Series
	4091, Class SH, 6.444% (1 Month USD LIBOR +
	655 bps), 8/15/42	1,629,664
513,808	Federal National Mortgage Association REMICs, Series
	2009-36, Class HX, 4.5%, 6/25/29	542,017
5,699,124(c)(f)	Federal National Mortgage Association REMICs, Series
	2012-14, Class SP, 6.441% (1 Month USD LIBOR
	+ 655 bps), 8/25/41	860,901
4,507,764(c)(f)	Federal National Mortgage Association REMICs, Series
	2018-43, Class SM, 6.091% (1 Month USD LIBOR
	+ 620 bps), 6/25/48	786,731
6,560,653(c)(f)	Federal National Mortgage Association REMICs, Series
	2019-33, Class S, 5.941% (1 Month USD LIBOR +
	605 bps), 7/25/49	1,239,071
4,860,812(c)(f)	Federal National Mortgage Association REMICs, Series
	2019-41, Class PS, 5.941% (1 Month USD LIBOR
	+ 605 bps), 8/25/49	673,459

The accompanying notes are an integral part of these financial statements.
28 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
4,373,248(c)(f)	Federal National Mortgage Association REMICs, Series
	2019-41, Class SM, 5.941% (1 Month USD LIBOR
	+ 605 bps), 8/25/49	$ 717,892
8,375,415	Finance of America Structured Securities Trust, Series
	2018-A, Class JR2, 1.646%, 12/26/68 (144A)	8,916,255
9,904,488	Finance of America Structured Securities Trust, Series
	2019-JR2, 2.0%, 6/25/69 (144A)	10,657,716
10,390,953	Finance of America Structured Securities Trust, Series
	2019-JR4, Class JR2, 2.0%, 11/25/69 (144A)	10,730,164
7,374,308	Finance of America Structured Securities Trust, Series
	2020-JR2, Class JR2, 0.0%, 5/25/50 (144A)	7,538,940
1,500,000(c)	Freddie Mac Stacr, Series 2019-HQA3, Class B1, 3.109%
	(1 Month USD LIBOR + 300 bps), 9/25/49 (144A)	1,473,507
3,900,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-DNA2,
	Class B1, 2.609% (1 Month USD LIBOR +
	250 bps), 2/25/50 (144A)	3,803,069
2,930,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-DNA3,
	Class B1, 5.209% (1 Month USD LIBOR +
	510 bps), 6/25/50 (144A)	3,023,151
6,630,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4,
	Class B1, 6.109% (1 Month USD LIBOR +
	600 bps), 8/25/50 (144A)	6,978,284
4,120,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4,
	Class B2, 10.109% (1 Month USD LIBOR +
	1,000 bps), 8/25/50 (144A)	4,791,016
4,510,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5,
	Class B1, 4.817% (SOFR30A +
	480 bps), 10/25/50 (144A)	4,682,065
7,060,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-DNA5,
	Class B2, 11.517% (SOFR30A +
	1,150 bps), 10/25/50 (144A)	8,401,930
2,910,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6,
	Class B1, 3.017% (SOFR30A +
	300 bps), 12/25/50 (144A)	2,864,704
2,630,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-DNA6,
	Class B2, 5.667% (SOFR30A +
	565 bps), 12/25/50 (144A)	2,551,066
6,060,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-HQA2,
	Class M2, 3.209% (1 Month USD LIBOR +
	310 bps), 3/25/50 (144A)	6,128,058
2,670,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-HQA3,
	Class B2, 10.109% (1 Month USD LIBOR +
	1,000 bps), 7/25/50 (144A)	3,021,701
3,190,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-HQA4,
	Class B1, 5.359% (1 Month USD LIBOR +
	525 bps), 9/25/50 (144A)	3,317,667

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 29

Schedule of Investments | 3/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
2,650,000(c)	Freddie Mac Stacr Remic Trust, Series 2020-HQA4,
	Class B2, 9.509% (1 Month USD LIBOR +
	940 bps), 9/25/50 (144A)	$ 2,940,722
7,950,000(c)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1,
	Class B1, 2.667% (SOFR30A +
	265 bps), 1/25/51 (144A)	7,612,135
7,700,000(c)	Freddie Mac Stacr Remic Trust, Series 2021-DNA1,
	Class B2, 4.767% (SOFR30A +
	475 bps), 1/25/51 (144A)	7,185,698
7,500,000(c)	Freddie Mac Stacr Remic Trust, Series 2021-HQA1,
	Class B2, 5.017% (SOFR30A +
	500 bps), 8/25/33 (144A)	7,051,760
4,580,000(c)	Freddie Mac Stacr Trust, Series 2018-HQA2, Class M2,
	2.409% (1 Month USD LIBOR + 230 bps),
	10/25/48 (144A)	4,579,997
8,080,000(c)	Freddie Mac Stacr Trust, Series 2019-DNA2, Class B2,
	10.609% (1 Month USD LIBOR +
	1,050 bps), 3/25/49 (144A)	9,074,402
3,000,000(c)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class B1,
	4.509% (1 Month USD LIBOR + 440 bps),
	2/25/49 (144A)	3,071,220
6,700,000(c)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class B2,
	12.359% (1 Month USD LIBOR +
	1,225 bps), 2/25/49 (144A)	7,727,712
5,530,748(c)	Freddie Mac Stacr Trust, Series 2019-HQA1, Class M2,
	2.459% (1 Month USD LIBOR + 235 bps),
	2/25/49 (144A)	5,540,303
3,740,000(c)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class B1,
	4.209% (1 Month USD LIBOR + 410 bps),
	4/25/49 (144A)	3,791,504
2,880,000(c)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class B2,
	11.359% (1 Month USD LIBOR +
	1,125 bps), 4/25/49 (144A)	3,224,249
1,561,603(c)	Freddie Mac Stacr Trust, Series 2019-HQA2, Class M2,
	2.159% (1 Month USD LIBOR + 205 bps),
	4/25/49 (144A)	1,557,694
5,510,000(c)	Freddie Mac Stacr Trust, Series 2019-HRP1, Class B1,
	4.159% (1 Month USD LIBOR + 405 bps),
	2/25/49 (144A)	5,503,986
3,630,000(c)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2017-HRP1, Class B1D, 2.609% (1 Month USD
	LIBOR + 250 bps), 12/25/42	3,428,599
5,750,000(c)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2020-HQA5, Class B1, 4.017% (SOFR30A +
	400 bps), 11/25/50 (144A)	5,886,759

The accompanying notes are an integral part of these financial statements.
30 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
6,250,000(c)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2020-HQA5, Class B2, 7.417% (SOFR30A +
	740 bps), 11/25/50 (144A)	$ 6,810,701
6,980,000(c)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2021-DNA2, Class B1, 3.417% (SOFR30A +
	340 bps), 8/25/33 (144A)	6,910,203
4,490,000(d)	GCAT Trust, Series 2019-RPL1, Class B1, 3.75%,
	10/25/68 (144A)	4,321,172
171,915	Global Mortgage Securitization, Ltd., Series 2004-A,
	Class B2, 5.25%, 11/25/32 (144A)	4,266
1,975,115	Government National Mortgage Association,
	Series 2009-83, Class EB, 4.5%, 9/20/39	2,223,788
854,472	Government National Mortgage Association,
	Series 2012-130, Class PA, 3.0%, 4/20/41	872,501
15,451,517(c)(f)	Government National Mortgage Association,
	Series 2019-90, Class SA, 3.189% (1 Month USD
	LIBOR + 330 bps), 7/20/49	1,249,563
3,841,812(c)(f)	Government National Mortgage Association,
	Series 2019-103, Class SB, 5.939% (1 Month USD
	LIBOR + 605 bps), 8/20/49	713,489
28,463,657(f)	Government National Mortgage Association,
	Series 2019-110, Class PI, 3.5%, 9/20/49	2,547,973
33,268,646(c)(f)	Government National Mortgage Association,
	Series 2019-117, Class SB, 3.309% (1 Month USD
	LIBOR + 342 bps), 9/20/49	2,784,120
33,278,867(c)(f)	Government National Mortgage Association,
	Series 2019-121, Class SA, 3.239% (1 Month USD
	LIBOR + 335 bps), 10/20/49	3,056,983
48,487,376(f)	Government National Mortgage Association,
	Series 2019-128, Class IB, 3.5%, 10/20/49	6,806,459
69,827,896(f)	Government National Mortgage Association,
	Series 2019-128, Class ID, 3.5%, 10/20/49	6,333,663
21,051,557(f)	Government National Mortgage Association,
	Series 2019-159, Class CI, 3.5%, 12/20/49	2,930,442
8,386,472(f)	Government National Mortgage Association,
	Series 2020-7, Class CI, 3.5%, 1/20/50	1,311,848
26,469,489(c)(f)	Government National Mortgage Association,
	Series 2020-9, Class SA, 3.239% (1 Month USD
	LIBOR + 335 bps), 1/20/50	2,167,163
3,368,179(f)	Government National Mortgage Association,
	Series 2020-15, Class IM, 3.5%, 2/20/50	537,831
2,473,381(d)	GS Mortage-Backed Securities Trust,
	Series 2020-PJ1, Class B1, 3.701%, 5/25/50 (144A)	2,615,320
2,927,078(d)	GS Mortage-Backed Securities Trust,
	Series 2020-PJ1, Class B2, 3.701%, 5/25/50 (144A)	3,012,181

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 31

Schedule of Investments | 3/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
1,908,213(d)	GS Mortgage-Backed Securities Corp. Trust,
	Series 2019-PJ1, Class B2, 4.309%, 8/25/49 (144A)	$ 1,934,795
2,509,833(d)	GS Mortgage-Backed Securities Corp. Trust,
	Series 2019-PJ3, Class B4, 4.096%, 3/25/50 (144A)	2,606,144
1,490,000(d)	GS Mortgage-Backed Securities Corp. Trust,
	Series 2019-PJ3, Class B5, 4.096%, 3/25/50 (144A)	1,393,537
3,458,673(d)	GS Mortgage-Backed Securities Corp. Trust,
	Series 2021-PJ1, Class A4, 2.5%, 6/25/51 (144A)	3,483,696
5,500,000(d)	GS Mortgage-Backed Securities Corp. Trust,
	Series 2021-RPL1, Class M1, 2.25%, 12/25/60 (144A)	5,232,443
4,321,039(d)	GS Mortgage-Backed Securities Trust, Series 2021-PJ2,
	Class A4, 2.5%, 7/25/51 (144A)	4,349,854
1,700,000(c)	Home Partners of America Trust, Series 2017-1, Class E,
	2.758% (1 Month USD LIBOR + 265 bps), 7/17/34 (144A)	1,701,909
1,220,000(c)	Home Re, Ltd., Series 2020-1, Class B1, 7.109% (1 Month
	USD LIBOR + 700 bps), 10/25/30 (144A)	1,281,983
2,870,000(c)	Home Re, Ltd., Series 2020-1, Class M2, 5.359% (1 Month
	USD LIBOR + 525 bps), 10/25/30 (144A)	2,962,204
2,403,310(d)	JP Morgan Mortgage Trust, Series 2014-1, Class B4,
	3.704%, 1/25/44 (144A)	2,459,424
3,582,778(d)	JP Morgan Mortgage Trust, Series 2019-2, Class B4,
	4.624%, 8/25/49 (144A)	3,632,431
7,610,364(d)	JP Morgan Mortgage Trust, Series 2019-LTV3, Class B2,
	4.542%, 3/25/50 (144A)	7,871,180
3,917,346(d)	JP Morgan Mortgage Trust, Series 2020-3, Class B1A,
	3.049%, 8/25/50 (144A)	4,052,015
5,883,509(d)	JP Morgan Mortgage Trust, Series 2020-LTV1, Class B4,
	4.399%, 6/25/50 (144A)	6,077,353
6,612,539(d)	JP Morgan Mortgage Trust, Series 2021-1, Class A15,
	2.5%, 6/25/51 (144A)	6,671,430
7,861,574(d)	JP Morgan Mortgage Trust, Series 2021-1, Class A3,
	2.5%, 6/25/51 (144A)	7,951,243
15,000,000	JP Morgan Mortgage Trust, Series 2021-4, Class A15,
	2.5%, 8/25/51	15,128,906
2,000,000	JP Morgan Mortgage Trust, Series 2021-4, Class A3,
	2.5%, 8/25/51	2,030,938
14,830,158(d)	JP Morgan Mortgage Trust, Series 2021-3, Class A15,
	2.5%, 7/1/51 (144A)	14,980,773
3,456,240(c)	JP Morgan Wealth Management, Series 2021-CL1, Class
	M3, 1.817% (SOFR30A + 180 bps), 3/25/51 (144A)	3,456,238
1,557,742(c)	JP Morgan Wealth Management, Series 2021-CL1, Class
	M4, 2.767% (SOFR30A + 275 bps), 3/25/51 (144A)	1,557,740
1,340,207	La Hipotecaria El Salvadorian Mortgage Trust, Series
	2016-1A, Class A, 3.358%, 1/15/46 (144A)	1,433,183

The accompanying notes are an integral part of these financial statements.
32 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
2,399,453	La Hipotecaria Mortgage Trust, Series 2019-2A,
	Class BBB, 4.75%, 9/29/46 (144A)	$ 2,459,439
479,112(c)	La Hipotecaria Panamanian Mortgage Trust,
	Series 2010-1GA, Class A, 2.75% (Panamanian
	Mortgage Reference Rate + -300 bps), 9/8/39 (144A)	494,683
6,145,000(d)	Mill City Mortgage Loan Trust, Series 2019-GS1,
	Class M3, 3.25%, 7/25/59 (144A)	6,205,988
9,496,000(d)	Mill City Mortgage Loan Trust, Series 2019-GS2,
	Class M3, 3.25%, 8/25/59 (144A)	9,538,796
2,558,489(d)	Morgan Stanley Residential Mortgage Loan Trust
	2014-1, Series 2020-1, Class B3, 3.065%,
	12/25/50 (144A)	2,289,684
4,809,574(c)	New Residential Mortgage Loan Trust, Series 2018-4A,
	Class B1, 1.159% (1 Month USD LIBOR + 105 bps),
	1/25/48 (144A)	4,699,094
8,400,000(d)	New Residential Mortgage Loan Trust, Series
	2019-RPL2, Class M2, 3.75%, 2/25/59 (144A)	8,575,943
20,603,950(d)	New Residential Mortgage Loan Trust, Series
	2020-RPL1, Class B1, 3.913%, 11/25/59 (144A)	19,651,909
6,500,000(d)	New Residential Mortgage Loan Trust, Series
	2020-RPL1, Class M2, 3.5%, 11/25/59 (144A)	6,538,214
1,000,000(c)	Oaktown Re II, Ltd., Series 2018-1A, Class B1, 4.159%
	(1 Month USD LIBOR + 405 bps), 7/25/28 (144A)	998,126
4,070,000(c)	Oaktown Re II, Ltd., Series 2018-1A, Class M2, 2.959%
	(1 Month USD LIBOR + 285 bps), 7/25/28 (144A)	4,099,876
2,630,000(c)	Oaktown Re V, Ltd., Series 2020-2A, Class M2, 5.359%
	(1 Month USD LIBOR + 525 bps), 10/25/30 (144A)	2,679,683
3,174,088(d)	Provident Funding Mortgage Trust, Series 2020-1,
	Class B1, 3.309%, 2/25/50 (144A)	3,226,140
4,400,000(d)	Provident Funding Mortgage Trust, Series 2021-1,
	Class A5, 2.5%, 4/25/51 (144A)	4,413,750
3,000,000(d)	Provident Funding Mortgage Trust, Series 2021-1,
	Class B1, 2.376%, 4/25/51 (144A)	2,888,445
3,470,000(c)	Radnor Re, Ltd., Series 2019-1, Class B1, 4.559%
	(1 Month USD LIBOR + 445 bps), 2/25/29 (144A)	3,491,071
870,000(c)	Radnor Re, Ltd., Series 2020-2, Class B1, 7.709%
	(1 Month USD LIBOR + 760 bps), 10/25/30 (144A)	888,210
2,540,000(c)	Radnor Re, Ltd., Series 2020-2, Class M1C, 4.709%
	(1 Month USD LIBOR + 460 bps), 10/25/30 (144A)	2,588,099
2,909	RALI Trust, Series 2003-QS14, Class A1, 5.0%, 7/25/18	2,618
1,185,000(d)	RMF Buyout Issuance Trust, Series 2020-1, Class M5,
	6.0%, 2/25/30 (144A)	1,151,378
2,596,850(d)	Sequoia Mortgage Trust, Series 2013-2, Class B4,
	3.644%, 2/25/43	2,624,910

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 33

Schedule of Investments | 3/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	(continued)
6,689,261(d)	Sequoia Mortgage Trust, Series 2018-CH4, Class B1B,
	5.033%, 10/25/48 (144A)	$ 6,892,689
3,235,800(d)	Sequoia Mortgage Trust, Series 2021-1, Class B3,
	2.673%, 3/25/51 (144A)	3,116,810
1,219,000(d)	Sequoia Mortgage Trust, Series 2021-2, Class B4,
	2.558%, 4/25/51 (144A)	872,109
4,541,885(c)	STACR Trust, Series 2018-DNA3, Class B1, 4.009%
	(1 Month USD LIBOR + 390 bps), 9/25/48 (144A)	4,610,129
4,550,000(c)	STACR Trust, Series 2018-HRP2, Class B1, 4.309%
	(1 Month USD LIBOR + 420 bps), 2/25/47 (144A)	4,627,895
5,000,000(d)	Towd Point HE Trust HE1, Series 2021-HE1, Class M2,
	2.5%, 2/25/63 (144A)	5,038,139
15,100,000(d)	Towd Point Mortgage Trust, Series 2019-4, Class M1,
	3.5%, 10/25/59 (144A)	15,518,836
830,000(c)	Traingle Re, Ltd., Series 2020-1, Class B1, 7.859%
	(1 Month USD LIBOR + 775 bps), 10/25/30 (144A)	855,197
2,290,000(c)	Traingle Re, Ltd., Series 2020-1, Class M2, 5.709%
	(1 Month USD LIBOR + 560 bps), 10/25/30 (144A)	2,359,586
1,830,000(c)	Traingle Re, Ltd., Series 2021-1, Class B1, 4.607%
	(1 Month USD LIBOR + 450 bps), 8/25/33 (144A)	1,829,995
3,370,000(c)	Traingle Re, Ltd., Series 2021-1, Class M1C, 3.507%
	(1 Month USD LIBOR + 340 bps), 8/25/33 (144A)	3,369,995
11,400,000(c)	Traingle Re, Ltd., Series 2021-1, Class M2, 4.007%
	(1 Month USD LIBOR + 390 bps), 8/25/33 (144A)	11,399,978
1,200,000(d)	Verus Securitization Trust, Series 2020-2, Class B1,
	5.36%, 5/25/60 (144A)	1,257,324
250,000(d)	Verus Securitization Trust, Series 2020-INV1, Class B1,
	5.75%, 3/25/60 (144A)	260,275
340,000(d)	Verus Securitization Trust, Series 2020-INV1, Class B2,
	6.0%, 3/25/60 (144A)	345,982
800,000(d)	Visio Trust, Series 2019-2, Class B1, 3.91%,
	11/25/54 (144A)	791,322
1,467,677(d)	Wells Fargo Mortgage Backed Securities, Series 2020-4,
	Class B3, 3.256%, 7/25/50 (144A)	1,329,073
1,356,636(d)	WinWater Mortgage Loan Trust, Series 2015-2, Class B4,
	3.91%, 2/20/45 (144A)	1,398,519
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $656,154,408)	$ 638,914,871
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — 6.6% of Net Assets
5,800,000(c)	Alen Mortgage Trust, Series 2021-ACEN, Class E, 4.106%
	(1 Month USD LIBOR + 400 bps), 4/15/34 (144A)	$ 5,801,731
7,686,294(e)(f)	Bayview Commercial Asset Trust, Series 2007-2A,
	Class IO, 0.0%, 7/25/37 (144A)	1

The accompanying notes are an integral part of these financial statements.
34 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
4,500,000	Benchmark Mortgage Trust, Series 2018-B5, Class A3,
	3.944%, 7/15/51	$ 5,023,796
2,025,000(d)	Benchmark Mortgage Trust, Series 2020-IG3, Class B,
	3.289%, 9/15/48 (144A)	2,081,064
5,000,000(c)	BTH-13 Mortgage Backed Securities Trust,
	Series 2018-13, Class A, 2.62% (1 Month USD LIBOR +
	250 bps), 8/18/21 (144A)	4,991,761
3,810,000	CD Mortgage Trust, Series 2018-CD7, Class A3,
	4.013%, 8/15/51	4,251,129
4,250,000	CFCRE Commercial Mortgage Trust, Series 2016-C3,
	Class A2, 3.597%, 1/10/48	4,615,220
2,500,000	CFCRE Commercial Mortgage Trust, Series 2018-TAN,
	Class D, 6.099%, 2/15/33 (144A)	2,606,874
719,000(c)	CGDB Commercial Mortgage Trust, Series 2019-MOB,
	Class E, 2.106% (1 Month USD LIBOR +
	200 bps), 11/15/36 (144A)	711,788
1,500,000(c)	CGDB Commercial Mortgage Trust, Series 2019-MOB,
	Class F, 2.656% (1 Month USD LIBOR +
	255 bps), 11/15/36 (144A)	1,477,482
3,700,000(c)	CGDB Commercial Mortgage Trust, Series 2019-MOB,
	Class G, 3.098% (1 Month USD LIBOR +
	299 bps), 11/15/36 (144A)	3,542,636
9,593,083(c)	CHC Commercial Mortgage Trust, Series 2019-CHC,
	Class E, 2.456% (1 Month USD LIBOR + 235 bps),
	6/15/34 (144A)	9,233,388
1,750,000(d)	Citigroup Commercial Mortgage Trust, Series 2017-P8,
	Class C, 4.267%, 9/15/50	1,868,009
3,500,000	Citigroup Commercial Mortgage Trust, Series 2018-B2,
	Class A3, 3.744%, 3/10/51	3,816,807
2,470,000(c)	CLNY Trust, Series 2019-IKPR, Class E, 2.827% (1 Month
	USD LIBOR + 272 bps), 11/15/38 (144A)	2,371,224
5,897,943(c)	Cold Storage Trust, Series 2020-ICE5, Class D, 2.206%
	(1 Month USD LIBOR + 210 bps), 11/15/37 (144A)	5,905,343
3,421,622	COMM Mortgage Trust, Series 2012-CR4, Class AM,
	3.251%, 10/15/45	3,457,972
2,531,000(d)	COMM Mortgage Trust, Series 2013-CR11, Class C,
	5.12%, 8/10/50 (144A)	2,587,649
2,484,000(d)	COMM Mortgage Trust, Series 2015-CR24, Class D,
	3.463%, 8/10/48	2,234,999
5,227,225(d)	COMM Mortgage Trust, Series 2015-DC1, Class B,
	4.035%, 2/10/48	5,461,401
2,319,784	COMM Mortgage Trust, Series 2016-CR28, Class AHR,
	3.651%, 2/10/49	2,484,531
2,411,000	COMM Mortgage Trust, Series 2019-GC44, Class D,
	2.5%, 8/15/57 (144A)	2,053,984

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 35

Schedule of Investments | 3/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
7,650,000(d)	COMM Mortgage Trust, Series 2020-CBM, Class E,
	3.633%, 2/10/37 (144A)	$ 7,232,222
4,412,000(d)	COMM Mortgage Trust, Series 2020-CBM, Class F,
	3.633%, 2/10/37 (144A)	4,082,947
3,750,000	COMM Mortgage Trust, Series 2020-CX, Class A,
	2.173%, 11/10/46 (144A)	3,651,515
7,000,000(c)	Credit Suisse Mortgage Capital Certificates, Series
	2019-ICE4, Class E, 2.256% (1 Month USD LIBOR
	+ 215 bps), 5/15/36 (144A)	7,010,648
4,083,017(d)	CSAIL Commercial Mortgage Trust, Series 2015-C1,
	Class C, 4.264%, 4/15/50	4,011,997
2,680,000(d)	CSAIL Commercial Mortgage Trust, Series 2015-C4,
	Class D, 3.563%, 11/15/48	2,701,051
1,500,000(d)	CSAIL Commercial Mortgage Trust, Series 2016-C6,
	Class D, 4.953%, 1/15/49 (144A)	1,292,989
4,106,000	DBGS Mortgage Trust, Series 2018-C1, Class 7EB,
	5.237%, 9/15/31 (144A)	4,279,878
2,750,000(c)	Freddie Mac Multifamily Structured Credit Risk, Series
	2021-MN1, Class M2, 3.767% (SOFR30A + 375 bps),
	1/25/51 (144A)	2,868,071
2,000,000(d)	FREMF Mortgage Trust, Series 2016-K52, Class B,
	3.925%, 1/25/49 (144A)	2,177,298
2,340,000(d)	FREMF Mortgage Trust, Series 2017-K66, Class B,
	4.035%, 7/25/27 (144A)	2,554,603
4,500,000(d)	FREMF Mortgage Trust, Series 2017-KW02, Class B,
	3.784%, 12/25/26 (144A)	4,433,069
2,800,000(d)	FREMF Mortgage Trust, Series 2017-KW03, Class B,
	4.061%, 7/25/27 (144A)	2,953,909
2,300,000(d)	FREMF Mortgage Trust, Series 2018-K154, Class B,
	4.021%, 11/25/32 (144A)	2,004,373
1,875,000(d)	FREMF Mortgage Trust, Series 2018-K157, Class B,
	4.307%, 8/25/33 (144A)	1,898,503
3,534,000(d)	FREMF Mortgage Trust, Series 2018-KBX1, Class B,
	3.576%, 1/25/26 (144A)	3,611,803
6,364,000(d)	FREMF Mortgage Trust, Series 2018-KHG1, Class B,
	3.812%, 12/25/27 (144A)	6,508,017
3,100,000(d)	FREMF Mortgage Trust, Series 2018-KW06, Class B,
	4.225%, 6/25/28 (144A)	3,121,937
975,000(d)	FREMF Mortgage Trust, Series 2018-KW07, Class B,
	4.081%, 10/25/31 (144A)	964,560
2,900,000(d)	FREMF Mortgage Trust, Series 2019-K88, Class C,
	4.38%, 2/25/52 (144A)	3,136,032
8,720,042(d)	FREMF Mortgage Trust, Series 2019-KJ24, Class B,
	7.6%, 10/25/27 (144A)	7,492,320

The accompanying notes are an integral part of these financial statements.
36 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
8,500,000(c)	FREMF Mortgage Trust, Series 2019-KS12, Class C,
	7.019% (1 Month USD LIBOR + 690 bps), 8/25/29	$ 6,885,000
3,900,000(d)	FREMF Mortgage Trust, Series 2020-K106, Class B,
	3.585%, 3/25/53 (144A)	4,112,029
4,987,027(c)	FREMF Mortgage Trust, Series 2020-KF74, Class C,
	6.349% (1 Month USD LIBOR + 623 bps), 1/25/27 (144A)	4,925,382
6,500,000(c)	FREMF Mortgage Trust, Series 2020-KF83, Class C,
	9.119% (1 Month USD LIBOR + 900 bps), 7/25/30 (144A)	6,600,060
25,089,533(d)(f)	FRESB Mortgage Trust, Series 2020-SB79, Class X1,
	1.236%, 7/25/40	1,731,030
10,000,000(g)	FREMF Mortgage Trust, Series 2021-KG05, Class C,
	0.0%, 1/25/31 (144A)	4,967,403
123,332,856(f)	FREMF Mortgage Trust, Series 2021-KG05, Class X2A,
	0.1%, 1/25/31 (144A)	810,174
10,000,000(f)	FREMF Mortgage Trust, Series 2021-KG05, Class X2B,
	0.1%, 1/25/31 (144A)	67,120
6,000,000(c)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class E, 2.606% (1 Month USD LIBOR +
	250 bps), 12/15/36 (144A)	5,596,627
5,200,000(c)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class G, 4.106% (1 Month USD LIBOR +
	400 bps), 12/15/36 (144A)	4,459,861
3,750,000(d)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2015-JP1, Class C, 4.731%, 1/15/49	4,100,672
4,750,000	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2018-WPT, Class BFX, 4.549%, 7/5/33 (144A)	5,015,431
3,750,000(c)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2019-BKWD, Class E, 2.706% (1 Month USD
	LIBOR + 260 bps), 9/15/29 (144A)	3,712,256
3,590,000(c)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2019-MFP, Class D, 1.766% (1 Month USD LIBOR
	+ 166 bps), 7/15/36 (144A)	3,553,964
1,500,000(c)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2019-MFP, Class E, 2.266% (1 Month USD LIBOR
	+ 216 bps), 7/15/36 (144A)	1,481,653
11,650,000(d)	JP Morgan Chase Commercial Mortgage Securities Trust,
	Series 2020-LOOP, Class F, 3.861%, 12/5/38 (144A)	10,673,848
4,250,000	JPMDB Commercial Mortgage Securities Trust,
	Series 2018-C8, Class AS, 4.421%, 6/15/51	4,834,265
5,600,000	Key Commercial Mortgage Securities Trust,
	Series 2019-S2, Class A3, 3.469%, 6/15/52 (144A)	5,814,295
3,100,000(c)	KNDL Mortgage Trust, Series 2019-KNSQ, Class F, 2.106%
	(1 Month USD LIBOR + 200 bps), 5/15/36 (144A)	2,980,280
4,000,000(d)	Morgan Stanley Bank of America Merrill Lynch Trust,
	Series 2015-C20, Class C, 4.463%, 2/15/48	4,261,259

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 37

Schedule of Investments | 3/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
1,625,000	Morgan Stanley Bank of America Merrill Lynch Trust,
	Series 2017-C33, Class D, 3.356%, 5/15/50 (144A)	$ 1,486,096
3,350,000	Morgan Stanley Capital I Trust, Series 2014-150E,
	Class AS, 4.012%, 9/9/32 (144A)	3,564,110
2,140,000	Morgan Stanley Capital I Trust, Series 2016-UBS9,
	Class D, 3.0%, 3/15/49 (144A)	1,989,271
2,000,000(d)	Morgan Stanley Capital I Trust, Series 2018-MP,
	Class A, 4.276%, 7/11/40 (144A)	2,150,332
8,400,000(c)	Multifamily Connecticut Avenue Securities Trust, Series
	2019-01, Class M10, 3.359% (1 Month USD LIBOR
	+ 325 bps), 10/15/49 (144A)	8,345,339
1,030,000(d)	Natixis Commercial Mortgage Securities Trust, Series
	2019-FAME, Class D, 4.398%, 8/15/36 (144A)	916,716
5,540,000	Palisades Center Trust, Series 2016-PLSD, Class A,
	2.713%, 4/13/33 (144A)	5,118,168
4,450,000(c)	Ready Capital Mortgage Financing LLC, Series
	2019-FL3, Class D, 3.009% (1 Month USD LIBOR +
	290 bps), 3/25/34 (144A)	4,045,770
2,659,000(d)	Ready Capital Mortgage Trust, Series 2019-5, Class C,
	5.054%, 2/25/52 (144A)	2,747,014
5,400,000(d)	Ready Capital Mortgage Trust, Series 2019-5, Class E,
	5.416%, 2/25/52 (144A)	4,764,206
2,403,000(d)	ReadyCap Commercial Mortgage Trust, Series 2019-6,
	Class C, 4.127%, 10/25/52 (144A)	2,370,441
2,875,000(d)	ReadyCap Commercial Mortgage Trust, Series 2019-6,
	Class D, 4.766%, 10/25/52 (144A)	2,858,969
1,786,952(c)	SLIDE, Series 2018-FUN, Class E, 2.406% (1 Month USD
	LIBOR + 230 bps), 6/15/31 (144A)	1,723,983
67,584,000(d)(f)	UBS Commercial Mortgage Trust, Series 2018-C9,
	Class XB, 0.326%, 3/15/51	1,641,730
3,912,000(d)	UBS-Barclays Commercial Mortgage Trust, Series
	2013-C6, Class B, 3.875%, 4/10/46 (144A)	3,950,134
450,000	Wells Fargo Commercial Mortgage Trust, Series
	2020-C58, Class AS, 2.398%, 7/15/53	438,711
2,400,000(c)	XCALI Mortgage Trust, Series 2020-5, Class A, 4.25%
	(1 Month USD LIBOR + 325 bps), 10/15/23 (144A)	2,410,072
5,200,000(c)	X-Caliber Funding LLC, Series 2021-CT2, Class A, 3.25%
	(1 Month USD LIBOR + 225 bps), 4/6/23 (144A)	5,200,000
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $301,880,873)	$ 296,870,202

The accompanying notes are an integral part of these financial statements.
38 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Principal
Amount
USD ($)		Value
CONVERTIBLE CORPORATE BONDS — 0.6% of
Net Assets
Airlines — 0.3%
7,755,000	Air Canada, 4.0%, 7/1/25 (144A)	$ 12,223,819
	Total Airlines	$ 12,223,819
Biotechnology — 0.1%
4,823,000	Insmed, Inc., 1.75%, 1/15/25	$ 5,368,481
	Total Biotechnology	$ 5,368,481
Entertainment — 0.1%
2,648,000(g)	DraftKings, Inc., 3/15/28 (144A)	$ 2,620,196
1,892,000	IMAX Corp., 0.5%, 4/1/26 (144A)	1,870,810
	Total Entertainment	$ 4,491,006
Mining — 0.1%
3,575,000	Ivanhoe Mines Ltd., 2.5%, 4/15/26 (144A)	$ 3,663,837
	Total Mining	$ 3,663,837
Pharmaceuticals — 0.0%†
7,025,000	Tricida, Inc., 3.5%, 5/15/27 (144A)	$ 2,759,934
	Total Pharmaceuticals	$ 2,759,934
TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $26,601,972)	$ 28,507,077
CORPORATE BONDS — 38.8% of Net Assets
Advertising — 0.1%
5,830,000	Outfront Media Capital LLC/Outfront Media Capital
	Corp., 6.25%, 6/15/25 (144A)	$ 6,165,226
	Total Advertising	$ 6,165,226
Aerospace & Defense — 1.0%
25,979,000	Boeing Co., 3.75%, 2/1/50	$ 24,951,256
9,700,000	Boeing Co., 5.805%, 5/1/50	12,231,772
5,255,000	Howmet Aerospace, Inc., 6.875%, 5/1/25	6,089,231
	Total Aerospace & Defense	$ 43,272,259
Agriculture — 0.2%
7,305,000	Amaggi Luxembourg International S.a.r.l., 5.25%,
	1/28/28 (144A)	$ 7,470,823
	Total Agriculture	$ 7,470,823
Airlines — 1.3%
12,976,644	Alaska Airlines 2020-1 Class A Pass Through Trust,
	4.8%, 8/15/27 (144A)	$ 14,202,938
2,340,000	American Airlines, Inc./Aadvantage Loyalty IP, Ltd.,
	5.5%, 4/20/26 (144A)	2,439,450

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 39

Schedule of Investments | 3/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Airlines — (continued)
1,955,000	American Airlines, Inc./Aadvantage Loyalty IP, Ltd.,
	5.75%, 4/20/29 (144A)	$ 2,083,639
5,688,676	British Airways 2019-1 Class A Pass Through Trust,
	3.35%, 6/15/29 (144A)	5,479,767
5,268,537	British Airways 2019-1 Class AA Pass Through Trust,
	3.3%, 12/15/32 (144A)	5,245,538
2,934,234	British Airways 2020-1 Class A Pass Through Trust,
	4.25%, 11/15/32 (144A)	3,072,634
4,488,541	British Airways 2020-1 Class B Pass Through Trust,
	8.375%, 11/15/28 (144A)	5,107,234
5,705,000	Gol Finance SA, 8.0%, 6/30/26 (144A)	5,533,850
5,359,513	JetBlue 2019-1 Class AA Pass Through Trust, 2.75%,
	5/15/32	5,381,493
2,087,000	JetBlue 2020-1 Class A Pass Through Trust, 4.0%,
	11/15/32	2,249,973
8,145,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual
	Property Assets, Ltd., 6.5%, 6/20/27 (144A)	8,918,775
	Total Airlines	$ 59,715,291
	Auto Manufacturers – 1.2%
4,312,000	Ford Motor Co., 5.291%, 12/8/46	$ 4,533,076
15,325,000	Ford Motor Credit Co. LLC, 3.815%, 11/2/27	15,497,406
4,875,000	Ford Motor Credit Co. LLC, 5.584%, 3/18/24	5,261,539
16,702,000	General Motors Co., 6.6%, 4/1/36	21,658,768
6,535,000	Nissan Motor Co. Ltd., 4.81%, 9/17/30 (144A)	7,162,708
	Total Auto Manufacturers	$ 54,113,497
	Banks — 5.6%
ARS 78,000,000(c)	Banco de la Ciudad de Buenos Aires, 38.043%
	(BADLARPP + 399 bps), 12/5/22	$ 825,205
4,608,000(b)(d)	Banco Mercantil del Norte SA, 6.75% (5 Year CMT
	Index + 497 bps) (144A)	4,803,840
4,720,000(b)(d)	Banco Mercantil del Norte SA, 8.375% (5 Year CMT
	Index + 776 bps) (144A)	5,503,284
2,915,000(d)	Banco Nacional de Comercio Exterior SNC, 3.8%
	(5 Year CMT Index + 300 bps), 8/11/26 (144A)	2,907,742
4,240,000	Banco Santander Mexico SA Institucion de Banca Multiple
	Grupo Financiero Santand, 5.375%, 4/17/25 (144A)	4,760,672
9,150,000(b)(d)	Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)	9,984,480
4,625,000(b)(d)	Barclays Plc, 8.0% (5 Year CMT Index + 567 bps)	5,133,750
9,709,000(b)(d)	BNP Paribas SA, 6.625% (5 Year USD Swap Rate +
	415 bps) (144A)	10,597,859
5,413,000(b)(d)	Citigroup, Inc., 4.7% (SOFRRATE + 323 bps)	5,450,891
8,307,000(b)(d)	Credit Suisse Group AG, 5.1% (5 Year CMT Index +
	329 bps) (144A)	8,007,948

The accompanying notes are an integral part of these financial statements.
40 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Principal
Amount
USD ($)			Value
		Banks — (continued)
	2,405,000(b)(d)	Credit Suisse Group AG, 5.25% (5 Year CMT Index +
		489 bps) (144A)	$ 2,429,050
	3,915,000(b)(d)	Credit Suisse Group AG, 6.375% (5 Year CMT Index +
		482 bps) (144A)	4,169,475
	23,240,000(b)(d)	Danske Bank AS, 6.125% (USD Swap Rate + 390 bps)	24,909,562
KZT	1,923,750,000	Development Bank of Kazakhstan JSC, 10.75%, 2/12/25	4,615,003
	3,842,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	4,000,482
	1,060,000(b)(d)	ING Groep NV, 5.75% (5 Year CMT Index + 434 bps)	1,156,195
	5,649,000(b)(d)	ING Groep NV, 6.5% (5 Year USD Swap Rate + 445 bps)	6,259,939
	6,150,000	Intesa Sanpaolo S.p.A., 4.7%, 9/23/49 (144A)	6,863,664
EUR	5,560,000(b)(d)	Intesa Sanpaolo S.p.A., 7.75% (5 Year EUR Swap
		Rate + 719 bps)	7,979,435
	2,965,000(b)(d)	JPMorgan Chase & Co., 4.6% (SOFRRATE + 313 bps)	2,999,394
	8,084,000(b)(d)	JPMorgan Chase & Co., 5.0% (SOFRRATE + 338 bps)	8,356,835
	14,375,000(b)(d)	Natwest Group Plc, 8.625% (5 Year USD Swap
		Rate + 760 bps)	14,716,406
IDR	15,039,758,000^	PT Bakrie & Brothers Tbk, 0.0%, 12/22/22	51,772
	3,895,000	QNB Finansbank AS, 4.875%, 5/19/22 (144A)	3,895,000
	4,635,000(b)(d)	Societe Generale SA, 5.375% (5 Year CMT Index +
		451 bps) (144A)	4,768,256
	10,677,000(b)(d)	Societe Generale SA, 7.375% (5 Year USD Swap Rate +
		624 bps) (144A)	10,906,555
EUR	28,280,100(b)(e)	Stichting AK Rabobank Certificaten, 2.188%	42,946,147
	3,000,000(d)	Turkiye Garanti Bankasi AS, 6.125% (5 Year USD Swap
		Rate + 422 bps), 5/24/27 (144A)	2,877,120
	10,450,000(b)(d)	UBS Group AG, 7.0% (5 Year USD Swap Rate +
		434 bps) (144A)	11,478,176
	7,340,000(d)	UniCredit S.p.A., 2.569% (1 Year CMT Index +
		230 bps), 9/22/26 (144A)	7,366,341
	8,500,000(d)	UniCredit S.p.A., 5.459% (5 Year CMT Index +
		475 bps), 6/30/35 (144A)	9,003,659
	9,395,000(d)	UniCredit S.p.A., 7.296% (5 Year USD 1100 Run ICE
		Swap Rate + 491 bps), 4/2/34 (144A)	11,067,874
	2,200,000	Vnesheconombank Via VEB Finance Plc, 5.942%,
		11/21/23 (144A)	2,415,160
		Total Banks	$ 253,207,171
		Beverages — 0.2%
	6,176,000	Bacardi, Ltd., 5.3%, 5/15/48 (144A)	$ 7,574,217
		Total Beverages	$ 7,574,217
		Biotechnology — 0.0%†
EUR	985,000	Cidron Aida Finco Sarl, 5.0%, 4/1/28 (144A)	$ 1,168,116
		Total Biotechnology	$ 1,168,116

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 41

Schedule of Investments | 3/31/21
(unaudited) (continued)

Principal
Amount
USD ($)			Value
		Building Materials — 0.3%
	5,970,000	Cemex SAB de CV, 5.45%, 11/19/29 (144A)	$ 6,540,135
	6,575,000	Standard Industries, Inc., 4.375%, 7/15/30 (144A)	6,634,175
	950,000	Standard Industries, Inc., 5.0%, 2/15/27 (144A)	990,375
	495,000	Summit Materials LLC/Summit Materials Finance
		Corp., 5.25%, 1/15/29 (144A)	517,765
		Total Building Materials	$ 14,682,450
		Chemicals — 0.9%
EUR	3,150,000	INEOS Finance Plc, 2.875%, 5/1/26 (144A)	$ 3,730,908
	3,665,000	Ingevity Corp., 3.875%, 11/1/28 (144A)	3,555,050
	2,566,000	NOVA Chemicals Corp., 5.25%, 6/1/27 (144A)	2,692,684
EUR	2,450,000	OCI NV, 3.125%, 11/1/24 (144A)	2,941,782
	1,458,000	OCI NV, 4.625%, 10/15/25 (144A)	1,507,208
	2,497,000	OCI NV, 5.25%, 11/1/24 (144A)	2,596,880
	5,275,000	Olin Corp., 5.0%, 2/1/30	5,525,483
	710,000	Olin Corp., 5.625%, 8/1/29	765,788
	5,055,000	Trinseo Materials Operating SCA/Trinseo Materials
		Finance, Inc., 5.125%, 4/1/29 (144A)	5,212,969
	5,060,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	5,066,325
	4,340,000	Tronox, Inc., 6.5%, 5/1/25 (144A)	4,654,650
		Total Chemicals	$ 38,249,727
		Commercial Services — 1.0%
	5,196,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 6.625%, 7/15/26 (144A)	$ 5,510,254
	4,735,000	Brink’s Co., 5.5%, 7/15/25 (144A)	5,001,344
	5,375,000	Garda World Security Corp., 4.625%, 2/15/27 (144A)	5,375,000
	4,042,000	Garda World Security Corp., 9.5%, 11/1/27 (144A)	4,473,968
	3,795,000	Prime Security Services Borrower LLC/Prime
		Finance, Inc., 5.75%, 4/15/26 (144A)	4,095,659
	10,716,000	Prime Security Services Borrower LLC/Prime
		Finance, Inc., 6.25%, 1/15/28 (144A)	11,155,249
MXN	79,625,000	Red de Carreteras de Occidente SAB de CV, 9.0%,
		6/10/28 (144A)	4,114,752
	4,035,000	Sotheby’s, 7.375%, 10/15/27 (144A)	4,363,287
		Total Commercial Services	$ 44,089,513
		Computers — 0.1%
	2,415,000	NCR Corp., 5.0%, 10/1/28 (144A)	$ 2,439,150
	1,215,000	NCR Corp., 5.25%, 10/1/30 (144A)	1,230,339
	490,000	NCR Corp., 8.125%, 4/15/25 (144A)	537,163
		Total Computers	$ 4,206,652

The accompanying notes are an integral part of these financial statements.
42 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Principal
Amount
USD ($)			Value
		Cosmetics/Personal Care — 0.1%
	5,445,000	Edgewell Personal Care Co., 5.5%, 6/1/28 (144A)	$ 5,749,920
		Total Cosmetics/Personal Care	$ 5,749,920
		Diversified Financial Services — 1.3%
	7,310,000	Air Lease Corp., 3.125%, 12/1/30	$ 7,282,951
	9,395,000	Alliance Data Systems Corp., 7.0%, 1/15/26 (144A)	10,054,529
	1,071,000	Avolon Holdings Funding, Ltd., 3.95%, 7/1/24 (144A)	1,119,415
	9,010,000	Credito Real SAB de CV SOFOM ER, 8.0%,
		1/21/28 (144A)	9,109,160
	17,245,453	Global Aircraft Leasing Co., Ltd., 6.5%, 9/15/24 (144A)	16,538,390
KZT	868,000,000	International Finance Corp., 0.0%, 2/3/23	2,038,079
	2,745,000	Nationstar Mortgage Holdings, Inc., 5.125%,
		12/15/30 (144A)	2,697,539
	3,495,000	Nationstar Mortgage Holdings, Inc., 5.5%,
		8/15/28 (144A)	3,509,155
	1,180,000	Nationstar Mortgage Holdings, Inc., 6.0%,
		1/15/27 (144A)	1,224,250
	4,060,000	United Wholesale Mortgage LLC, 5.5%, 4/15/29 (144A)	4,054,925
		Total Diversified Financial Services	$ 57,628,393
		Electric — 1.7%
	3,625,000	Adani Electricity Mumbai, Ltd., 3.949%,
		2/12/30 (144A)	$ 3,652,115
	4,084,275	Adani Renewable Energy RJ, Ltd./Kodangal Solar
		Parks Pvt, Ltd./Wardha Solar Maharash, 4.625%,
		10/15/39 (144A)	4,206,803
	4,439,000	Adani Transmission, Ltd., 4.25%, 5/21/36 (144A)	4,578,473
	1,605,000	Calpine Corp., 4.625%, 2/1/29 (144A)	1,563,735
	1,605,000	Calpine Corp., 5.0%, 2/1/31 (144A)	1,564,554
	4,030,000	Clearway Energy Operating LLC, 3.75%, 2/15/31 (144A)	3,865,137
EUR	3,240,000	ContourGlobal Power Holdings SA, 2.75%,
		1/1/26 (144A)	3,801,159
EUR	1,635,000	ContourGlobal Power Holdings SA, 3.125%,
		1/1/28 (144A)	1,928,339
	7,765,000(d)	Enel S.p.A., 8.75% (5 Year USD Swap Rate + 588 bps),
		9/24/73 (144A)	9,026,813
	2,336,000	NextEra Energy Operating Partners LP, 4.5%,
		9/15/27 (144A)	2,525,800
	1,645,000	NRG Energy, Inc., 3.375%, 2/15/29 (144A)	1,605,931
	2,285,000	NRG Energy, Inc., 3.625%, 2/15/31 (144A)	2,227,875
	20,059,000	NRG Energy, Inc., 4.45%, 6/15/29 (144A)	21,780,273
	905,000	Pattern Energy Operations LP/Pattern Energy
		Operations, Inc., 4.5%, 8/15/28 (144A)	919,706
	6,490,000	Puget Energy, Inc., 4.1%, 6/15/30	7,028,599
	2,867,000	Talen Energy Supply LLC, 6.625%, 1/15/28 (144A)	2,863,961

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 43

Schedule of Investments | 3/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Electric — (continued)
1,769,000	Talen Energy Supply LLC, 7.625%, 6/1/28 (144A)	$ 1,791,113
1,913,000	Vistra Operations Co. LLC, 4.3%, 7/15/29 (144A)	2,020,493
	Total Electric	$ 76,950,879
	Electrical Components & Equipment — 0.3%†
EUR 7,865,000	Belden, Inc., 3.375%, 7/15/27 (144A)	$ 9,360,897
2,664,000	Energizer Holdings, Inc., 4.75%, 6/15/28 (144A)	2,747,250
1,700,000	WESCO Distribution, Inc., 7.25%, 6/15/28 (144A)	1,902,300
	Total Electrical Components & Equipment	$ 14,010,447
	Electronics — 0.1%
2,460,000	Sensata Technologies BV, 4.0%, 4/15/29 (144A)	$ 2,504,354
1,850,000	Sensata Technologies, Inc., 3.75%, 2/15/31 (144A)	1,823,989
1,500,000	TTM Technologies, Inc., 4.0%, 3/1/29 (144A)	1,479,375
	Total Electronics	$ 5,807,718
	Energy-Alternate Sources — 0.1%
748,917	Alta Wind Holdings LLC, 7.0%, 6/30/35 (144A)	$ 853,991
2,095,000	TerraForm Power Operating LLC, 4.75%,
	1/15/30 (144A)	2,175,260
	Total Energy-Alternate Sources	$ 3,029,251
	Engineering & Construction — 0.5%
1,930,000	Arcosa, Inc., 4.375%, 4/15/29 (144A)	$ 1,930,000
6,138,000	Dycom Industries, Inc., 4.5%, 4/15/29 (144A)	6,147,453
3,915,000	KBR, Inc., 4.75%, 9/30/28 (144A)	3,976,661
7,985,000	PowerTeam Services LLC, 9.033%, 12/4/25 (144A)	8,865,745
	Total Engineering & Construction	$ 20,919,859
	Entertainment — 0.5%
4,060,000	Caesars Entertainment, Inc., 6.25%, 7/1/25 (144A)	$ 4,319,028
890,000	International Game Technology Plc, 4.125%,
	4/15/26 (144A)	914,546
5,571,000	International Game Technology Plc, 6.5%,
	2/15/25 (144A)	6,100,245
3,400,000	Resorts World Las Vegas LLC/RWLV Capital, Inc.,
	4.625%, 4/6/31 (144A)	3,393,947
1,735,000	Scientific Games International, Inc., 7.0%,
	5/15/28 (144A)	1,854,039
1,735,000	Scientific Games International, Inc., 7.25%,
	11/15/29 (144A)	1,882,475
3,636,000	Scientific Games International, Inc., 8.25%,
	3/15/26 (144A)	3,899,610
	Total Entertainment	$ 22,363,890

The accompanying notes are an integral part of these financial statements.
44 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Principal
Amount
USD ($)			Value
		Environmental Control — 0.3%
	4,020,000	Covanta Holding Corp., 5.0%, 9/1/30	$ 4,060,200
	6,132,000	Covanta Holding Corp., 6.0%, 1/1/27	6,400,275
	1,605,000	GFL Environmental, Inc., 4.0%, 8/1/28 (144A)	1,552,838
	3,075,000	Tervita Corp., 11.0%, 12/1/25 (144A)	3,490,125
		Total Environmental Control	$ 15,503,438
		Food — 0.9%
	4,185,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons
		LP/Albertsons LLC, 3.5%, 3/15/29 (144A)	$ 3,982,613
	3,230,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons
		LP/Albertsons LLC, 4.875%, 2/15/30 (144A)	3,320,440
GBP	5,520,000	Bellis Acquisition Co. PLC, 3.25%, 2/16/26 (144A)	7,635,188
	2,250,000	JBS USA LUX SA/JBS USA Finance, Inc., 6.75%,
		2/15/28 (144A)	2,472,863
	3,583,000	JBS USA LUX SA/JBS USA Food Co./JBS USA
		Finance, Inc., 5.5%, 1/15/30 (144A)	3,965,467
	2,485,000	JBS USA LUX SA/JBS USA Food Co./JBS USA
		Finance, Inc., 6.5%, 4/15/29 (144A)	2,806,808
	6,485,000	Minerva Luxembourg SA, 4.375%, 3/18/31 (144A)	6,339,088
	7,401,000	Minerva Luxembourg SA, 5.875%, 1/19/28 (144A)	7,847,317
	2,900,000	Pilgrim’s Pride Corp., 5.875%, 9/30/27 (144A)	3,107,930
	847,000	Smithfield Foods, Inc., 5.2%, 4/1/29 (144A)	971,267
		Total Food	$ 42,448,981
		Forest Products & Paper — 0.4%
	3,770,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	$ 3,798,275
	4,901,000	International Paper Co., 7.3%, 11/15/39	7,308,026
	3,004,000	Inversiones CMPC SA, 3.85%, 1/13/30 (144A)	3,190,248
EUR	1,950,000	Spa Holdings, 3.625%, 2/4/28	2,311,919
		Total Forest Products & Paper	$ 16,608,468
		Gas — 0.1%
	2,195,000	Promigas SA ESP/Gases del Pacifico SAC, 3.75%,
		10/16/29 (144A)	$ 2,211,463
		Total Gas	$ 2,211,463
		Hand/Machine Tools — 0.1%
	4,396,000	Kennametal, Inc., 2.8%, 3/1/31	$ 4,296,255
		Total Hand/Machine Tools	$ 4,296,255
		Healthcare-Services — 0.7%
	4,195,000	Auna SAA, 6.5%, 11/20/25 (144A)	$ 4,472,961
	8,657,000	HCA, Inc., 3.5%, 9/1/30	8,756,942
EUR	2,272,000	IQVIA, Inc., 2.25%, 1/15/28 (144A)	2,668,691
EUR	4,725,000	IQVIA, Inc., 2.25%, 3/15/29 (144A)	5,537,550

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 45

Schedule of Investments | 3/31/21
(unaudited) (continued)

Principal
Amount
USD ($)			Value
		Healthcare-Services — (continued)
	2,225,000	Legacy LifePoint Health LLC, 6.75%, 4/15/25 (144A)	$ 2,364,062
	1,090,000	ModivCare, Inc., 5.875%, 11/15/25 (144A)	1,147,225
	1,685,000	Molina Healthcare, Inc., 4.375%, 6/15/28 (144A)	1,733,798
	1,572,000	RegionalCare Hospital Partners Holdings, Inc./LifePoint
		Health, Inc., 9.75%, 12/1/26 (144A)	1,701,690
	3,421,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	3,763,100
		Total Healthcare-Services	$ 32,146,019
		Home Builders — 0.1%
	1,657,000	KB Home, 6.875%, 6/15/27	$ 1,940,993
	2,710,000	Meritage Homes Corp., 6.0%, 6/1/25	3,038,588
		Total Home Builders	$ 4,979,581
		Home Furnishings — 0.1%
	4,300,000	Tempur Sealy International, Inc., 4.0%, 4/15/29 (144A)	$ 4,278,500
		Total Home Furnishings	$ 4,278,500
		Household Products/Wares — 0.0%†
	1,130,000	Central Garden & Pet Co., 4.125%, 10/15/30	$ 1,141,300
		Total Household Products/Wares	$ 1,141,300
		Housewares — 0.1%
	775,000	CD&R Smokey Buyer, Inc., 6.75%, 7/15/25 (144A)	$ 831,187
	4,500,000	Scotts Miracle-Gro Co., 4.0%, 4/1/31 (144A)	4,437,000
		Total Housewares	$ 5,268,187
		Insurance — 1.6%
	7,650,000(d)	Farmers Exchange Capital III, 5.454% (3 Month USD
		LIBOR + 345 bps), 10/15/54 (144A)	$ 9,266,310
	13,080,000(d)	Farmers Insurance Exchange, 4.747% (3 Month USD
		LIBOR + 323 bps), 11/1/57 (144A)	13,588,180
EUR	2,650,000(d)	Liberty Mutual Group, Inc., 3.625% (5 Year EUR Swap
		Rate + 370 bps), 5/23/59 (144A)	3,167,229
	22,651,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	32,619,537
	3,800,000	Liberty Mutual Insurance Co., 8.5%, 5/15/25 (144A)	4,608,525
	7,580,000		7,933,607
		Total Insurance	$ 71,183,388
		Internet — 0.8%
	3,550,000	ANGI Group LLC, 3.875%, 8/15/28 (144A)	$ 3,550,000
	14,366,000	Expedia Group, Inc., 3.25%, 2/15/30	14,468,859
	7,725,000	Expedia Group, Inc., 3.8%, 2/15/28	8,177,856
EUR	6,515,000	Netflix, Inc., 3.625%, 6/15/30 (144A)	8,931,339
		Total Internet	$ 35,128,054

The accompanying notes are an integral part of these financial statements.
46 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Principal
Amount
USD ($)			Value
		Iron & Steel — 0.0%†
	1,985,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	$ 2,158,687
	774,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/25 (144A)	906,779
	2,675,000	Metinvest BV, 7.65%, 10/1/27 (144A)	2,874,964
		Total Iron & Steel	$ 5,940,430
		Leisure Time — 0.5%
	560,000	Carnival Corp., 7.625%, 3/1/26 (144A)	$ 601,608
EUR	660,000	Carnival Corp., 7.625%, 3/1/26 (144A)	836,709
	1,605,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	1,626,491
	1,130,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	1,151,188
	5,295,000	Royal Caribbean Cruises, Ltd., 5.5%, 4/1/28 (144A)	5,325,446
	300,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%,
		2/15/29 (144A)	303,090
	10,582,000	VOC Escrow, Ltd., 5.0%, 2/15/28 (144A)	10,453,640
		Total Leisure Time	$ 20,298,172
		Lodging — 0.9%
	3,115,000	Genting New York LLC/GENNY Capital, Inc.,
		3.3%, 2/15/26
		(144A)	$ 3,108,280
	2,335,000	Hilton Domestic Operating Co., Inc., 3.625%,
		2/15/32 (144A)	2,266,351
	4,040,000	Hilton Domestic Operating Co., Inc., 3.75%,
		5/1/29 (144A)	3,999,600
	3,860,000	Hilton Domestic Operating Co., Inc., 4.0%, 5/1/31 (144A)	3,860,000
	555,000	Hilton Domestic Operating Co., Inc., 5.75%,
		5/1/28 (144A)	597,330
	18,320,000	Marriott International, Inc., 3.5%, 10/15/32	18,927,036
	2,659,000	Marriott International, Inc., 4.625%, 6/15/30	2,972,647
	4,500,000	Sands China Ltd., 4.375%, 6/18/30	4,770,675
		Total Lodging	$ 40,501,919
		Machinery-Diversified — 0.1%
EUR	3,950,000	Sofima Holding SPA, 3.75%, 1/15/28 (144A)	$ 4,661,116
		Total Machinery-Diversified	$ 4,661,116
		Media — 0.6%
	6,000,000	CCO Holdings LLC/CCO Holdings Capital Corp.,
		4.75%, 3/1/30 (144A)	$ 6,217,500
	6,200,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	6,098,413
	1,345,000	CSC Holdings LLC, 5.5%, 4/15/27 (144A)	1,412,721
	3,311,000	Diamond Sports Group LLC/Diamond Sports
		Finance Co., 6.625%,
		8/15/27 (144A)	1,738,275

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 47

Schedule of Investments | 3/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Media — (continued)
1,630,000	Entercom Media Corp., 6.75%, 3/31/29 (144A)	$ 1,694,263
7,835,000	Gray Television, Inc., 7.0%, 5/15/27 (144A)	8,520,562
2,025,000	Sinclair Television Group, Inc., 4.125%, 12/1/30 (144A)	1,949,062
	Total Media	$ 27,630,796
	Mining — 1.6%
3,200,000	Alcoa Nederland Holding BV, 4.125%, 3/31/29 (144A)	$ 3,227,328
3,405,000	AngloGold Ashanti Holdings Plc, 3.75%, 10/1/30	3,440,215
3,755,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	3,589,592
2,065,000	Constellium SE, 3.75%, 4/15/29 (144A)	1,974,305
6,744,000	First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)	6,862,020
13,650,000	FMG Resources August 2006 Pty Ltd., 4.375%,
	4/1/31 (144A)	13,905,937
15,215,000	Freeport-McMoRan, Inc., 5.45%, 3/15/43	18,267,738
1,735,000	Hudbay Minerals, Inc., 4.5%, 4/1/26 (144A)	1,803,203
4,720,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	4,780,416
3,579,000	Joseph T Ryerson & Son, Inc., 8.5%, 8/1/28 (144A)	4,008,480
EUR 1,825,000	Novelis Sheet Ingot GmbH, 3.375%, 4/15/29 (144A)	2,204,768
1,797,000	Rusal Capital, DAC, 4.85%, 2/1/23 (144A)	1,811,376
3,550,000	Rusal Capital, DAC, 5.125%, 2/2/22 (144A)	3,574,886
	Total Mining	$ 69,450,264
	Miscellaneous Manufacturers — 0.4%
5,765,000	General Electric Co., 4.25%, 5/1/40	$ 6,356,489
6,525,000	General Electric Co., 4.35%, 5/1/50	7,215,444
3,040,000	Hillenbrand, Inc., 3.75%, 3/1/31	2,976,282
	Total Miscellaneous Manufacturers	$ 16,548,215
	Multi-National — 1.2%
12,922,000	Africa Finance Corp., 4.375%, 4/17/26 (144A)	$ 13,987,290
4,880,000	African Export-Import Bank, 3.994%, 9/21/29 (144A)	5,117,910
8,430,000	Banque Ouest Africaine de Developpement, 4.7%,
	10/22/31 (144A)	8,987,830
2,860,000	Banque Ouest Africaine de Developpement, 5.0%,
	7/27/27 (144A)	3,158,870
IDR 189,000,300,000	European Bank for Reconstruction & Development,
	6.45%, 12/13/22	13,291,828
IDR 113,010,000,000	Inter-American Development Bank, 7.875%, 3/14/23	8,158,505
	Total Multi-National	$ 52,702,233
	Oil & Gas — 2.3%
28,023,000	Cenovus Energy, Inc., 6.75%, 11/15/39	$ 34,882,711
1,080,000	EQT Corp., 5.0%, 1/15/29	1,155,600

The accompanying notes are an integral part of these financial statements.
48 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Principal
Amount
USD ($)			Value
		Oil & Gas — (continued)
	2,880,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.0%,
		2/1/31 (144A)	$ 2,923,200
	3,955,000	Indigo Natural Resources LLC, 5.375%, 2/1/29 (144A)	3,896,506
	905,000	MEG Energy Corp., 5.875%, 2/1/29 (144A)	907,262
	895,000	MEG Energy Corp., 6.5%, 1/15/25 (144A)	924,490
	3,815,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	3,996,212
	5,110,000	Murphy Oil Corp., 6.375%, 7/15/28	5,116,388
	8,985,000	Neptune Energy Bondco PLC, 6.625%, 5/15/25 (144A)	9,018,694
	9,125,000	Occidental Petroleum Corp., 4.4%, 4/15/46	7,733,438
	3,095,000	PBF Holding Co. LLC/PBF Finance Corp., 9.25%,
		5/15/25 (144A)	3,155,894
	4,667,000	Petroleos Mexicanos, 5.35%, 2/12/28	4,538,191
	2,455,000	Petroleos Mexicanos, 6.875%, 10/16/25 (144A)	2,663,430
	2,814,000	Precision Drilling Corp., 7.125%, 1/15/26 (144A)	2,732,281
	3,065,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	3,065,000
	10,067,000	Valero Energy Corp., 6.625%, 6/15/37	13,073,385
	4,020,000	YPF SA, 6.95%, 7/21/27 (144A)	2,460,562
ARS	22,175,000	YPF SA, 16.5%, 5/9/22 (144A)	197,679
		Total Oil & Gas	$ 102,440,923
		Packaging & Containers — 0.5%
	10,125,000	Ball Corp., 2.875%, 8/15/30	$ 9,752,906
	7,630,000	Greif, Inc., 6.5%, 3/1/27 (144A)	8,040,113
	6,145,000	TriMas Corp., 4.125%, 4/15/29 (144A)	6,145,000
		Total Packaging & Containers	$ 23,938,019
		Pharmaceuticals — 0.9%
	1,831,000	Bausch Health Americas, Inc., 8.5%, 1/31/27 (144A)	$ 2,031,266
	1,720,000	Bausch Health Cos., Inc., 5.0%, 1/30/28 (144A)	1,753,024
	5,250,000	Cardinal Health, Inc., 4.9%, 9/15/45	6,006,253
	4,251,540	CVS Pass-Through Trust, 5.773%, 1/10/33 (144A)	4,943,427
	654,161	CVS Pass-Through Trust, 6.036%, 12/10/28	763,084
	847,994	CVS Pass-Through Trust, 8.353%, 7/10/31 (144A)	1,096,137
	2,424,000	Par Pharmaceutical, Inc., 7.5%, 4/1/27 (144A)	2,577,197
EUR	340,000	Teva Pharmaceutical Finance Netherlands II BV,
		6.0%, 1/31/25	438,590
	13,628,000	Teva Pharmaceutical Finance Netherlands III BV,
		3.15%, 10/1/26	13,031,775
	7,500,000	Teva Pharmaceutical Finance Netherlands III BV,
		6.75%, 3/1/28	8,426,250
		Total Pharmaceuticals	$ 41,067,003

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 49

Schedule of Investments | 3/31/21
(unaudited) (continued)

Principal
Amount
USD ($)			Value
		Pipelines — 3.6%
	6,395,000	Cheniere Energy Partners LP, 4.0%, 3/1/31 (144A)	$ 6,506,912
	2,905,000	DCP Midstream Operating LP, 3.875%, 3/15/23	3,031,077
	5,495,000	DCP Midstream Operating LP, 5.6%, 4/1/44	5,495,000
	1,415,000	Enable Midstream Partners LP, 4.15%, 9/15/29	1,470,514
	7,140,000	Enable Midstream Partners LP, 4.4%, 3/15/27	7,713,821
	13,625,000	Enable Midstream Partners LP, 4.95%, 5/15/28	15,011,866
	4,555,000	Energy Transfer Operating LP, 6.0%, 6/15/48	5,166,595
	1,262,000	Energy Transfer Operating LP, 6.125%, 12/15/45	1,440,976
	1,694,000(b)(d)	Energy Transfer Operating LP, 6.625% (3 Month USD
		LIBOR + 416 bps)	1,499,190
	32,377,000(b)(d)	Energy Transfer Operating LP, 7.125% (5 Year CMT
		Index + 531 bps)	31,544,911
	796,000	EnLink Midstream LLC, 5.375%, 6/1/29	744,260
	15,145,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	12,216,260
	3,862,000	EnLink Midstream Partners LP, 5.6%, 4/1/44	3,205,460
	3,600,000	Hess Midstream Operations LP, 5.125%, 6/15/28 (144A)	3,639,600
	4,224,000	Midwest Connector Capital Co. LLC, 4.625%,
		4/1/29 (144A)	4,280,816
	9,425,000	ONEOK, Inc., 6.875%, 9/30/28	11,553,832
	4,405,000(b)(d)	Plains All American Pipeline LP, 6.125% (3 Month USD
		LIBOR + 411 bps)	3,579,327
	4,405,000	Plains All American Pipeline LP/PAA Finance Corp.,
		4.9%, 2/15/45	4,313,161
	4,525,000	Sunoco Logistics Partners Operations LP, 5.4%, 10/1/47	4,831,539
	3,715,000	Sunoco Logistics Partners Operations LP, 6.1%, 2/15/42	4,172,258
	5,253,000	Williams Cos., Inc., 5.75%, 6/24/44	6,428,894
	8,175,000	Williams Cos., Inc., 7.5%, 1/15/31	10,811,941
	8,690,000	Williams Cos., Inc., 7.75%, 6/15/31	11,435,702
		Total Pipelines	$ 160,093,912
		Real Estate — 0.3%
	13,000,000(b)(d)	AT Securities BV, 5.25% (5 Year USD Swap Rate +
		355 bps)	$ 13,666,250
		Total Real Estate	$ 13,666,250
		REITs — 1.7%
	6,505,000	Corporate Office Properties LP, 2.75%, 4/15/31	$ 6,285,329
	4,800,000	GLP Capital LP/GLP Financing II, Inc., 4.0%, 1/15/30	4,993,200
	4,185,000	Highwoods Realty LP, 4.125%, 3/15/28	4,525,806
	6,656,000	Iron Mountain, Inc., 4.5%, 2/15/31 (144A)	6,580,122
	12,750,000	iStar, Inc., 4.25%, 8/1/25	12,837,975
	3,345,000	iStar, Inc., 4.75%, 10/1/24	3,480,155
GBP	6,460,000	MPT Operating Partnership LP/MPT Finance Corp.,
		2.5%, 3/24/26	8,940,635

The accompanying notes are an integral part of these financial statements.
50 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Principal
Amount
USD ($)		Value
	REITs — (continued)
6,440,000	MPT Operating Partnership LP/MPT Finance Corp.,
	3.5%, 3/15/31	$ 6,315,461
9,521,000	MPT Operating Partnership LP/MPT Finance Corp.,
	4.625%, 8/1/29	10,016,378
8,337,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL
	Capital LLC, 7.875%, 2/15/25 (144A)	9,020,634
2,975,000	Uniti Group LP/Uniti Group Finance, Inc./CSL
	Capital LLC, 6.5%, 2/15/29 (144A)	2,957,150
892,000	VICI Properties LP/VICI Note Co., Inc., 4.125%,
	8/15/30 (144A)	899,760
	Total REITs	$ 76,852,605
	Retail — 0.6%
465,000	Asbury Automotive Group, Inc., 4.5%, 3/1/28	$ 475,653
435,000	Asbury Automotive Group, Inc., 4.75%, 3/1/30	448,050
9,241,000	Beacon Roofing Supply, Inc., 4.875%, 11/1/25 (144A)	9,448,922
1,865,000	Macy’s Retail Holdings LLC, 5.875%, 4/1/29 (144A)	1,912,474
2,980,000	Penske Automotive Group, Inc., 3.5%, 9/1/25	3,050,179
250,000	PetSmart, Inc./PetSmart Finance Corp., 4.75%,
	2/15/28 (144A)	256,203
9,865,000	QVC, Inc., 4.375%, 9/1/28	9,943,180
1,350,000	QVC, Inc., 4.75%, 2/15/27	1,397,250
	Total Retail	$ 26,931,911
	Telecommunications — 1.6%
475,000	Altice France SA, 5.125%, 1/15/29 (144A)	$ 480,938
9,874,000	Altice France SA, 5.5%, 1/15/28 (144A)	10,133,192
4,600,000	CommScope Technologies LLC, 5.0%, 3/15/27 (144A)	4,556,898
1,976,217	Digicel Holdings Bermuda, Ltd./Digicel International
	Finance, Ltd., 8.0%, 12/31/26 (144A)	1,907,049
4,950,371	Digicel Holdings Bermuda, Ltd./Digicel International
	Finance, Ltd., 8.75%, 5/25/24 (144A)	5,105,070
1,240,000	Level 3 Financing, Inc., 3.75%, 7/15/29 (144A)	1,213,526
5,900,000	Level 3 Financing, Inc., 4.625%, 9/15/27 (144A)	6,072,103
4,235,000	LogMeIn, Inc., 5.5%, 9/1/27 (144A)	4,433,537
3,010,000	Lumen Technologies, Inc., 4.0%, 2/15/27 (144A)	3,074,504
4,250,000	Lumen Technologies, Inc., 4.5%, 1/15/29 (144A)	4,145,025
1,346,400	Millicom International Cellular SA, 6.25%, 3/25/29 (144A)	1,497,170
4,425,000	MTN Mauritius Investment, Ltd., 6.5%, 10/13/26 (144A)	4,944,938
4,910,000	Plantronics, Inc., 4.75%, 3/1/29 (144A)	4,824,075
4,430,000	T-Mobile USA, Inc., 2.875%, 2/15/31	4,281,595
10,140,000	Verizon Communications, Inc., 3.55%, 3/22/51	10,095,098
3,745,000	Windstream Escrow LLC/Windstream Escrow Finance
	Corp., 7.75%, 8/15/28 (144A)	3,805,856
	Total Telecommunications	$ 70,570,574

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 51

Schedule of Investments | 3/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
Transportation — 0.3%
4,910,000	Hidrovias International Finance SARL, 4.95%,
	2/8/31 (144A)	$ 4,910,000
6,290,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	7,076,250
	Total Transportation	$ 11,986,250
TOTAL CORPORATE BONDS
	(Cost $1,658,240,358)	$1,740,849,525
FOREIGN GOVERNMENT BONDS — 5.0% of
Net Assets
Argentina — 0.2%
5,955,800(e)	Argentine Republic Government International
	Bond, 0.125%, 7/9/35	$ 1,777,866
351,880	Argentine Republic Government International Bond,
	1.0%, 7/9/29	126,564
8,500,000	Ciudad Autonoma De Buenos Aires, 7.5%, 6/1/27 (144A)	6,630,085
484,980	Province of Salta Argentina, 9.5%, 3/16/22 (144A)	429,207
	Total Argentina	$ 8,963,722
Bahamas — 0.1%
5,815,000	Bahamas Government International Bond, 8.95%,
	10/15/32 (144A)	$ 6,192,975
	Total Bahamas	$ 6,192,975
Bahrain — 0.3%
7,000,000	Bahrain Government International Bond, 5.625%,
	9/30/31 (144A)	$ 6,904,030
5,010,000	Bahrain Government International Bond, 7.0%,
	10/12/28 (144A)	5,580,459
	Total Bahrain	$ 12,484,489
Colombia — 0.1%
4,800,000	Colombia Government International Bond,
	3.125%, 4/15/31	$ 4,694,832
	Total Colombia	$ 4,694,832
Dominican Republic — 0.3%
11,136,000	Dominican Republic International Bond, 4.875%,
	9/23/32 (144A)	$ 11,358,720
	Total Dominican Republic	$ 11,358,720
Egypt — 0.7%
EGP 197,044,000	Egypt Government Bond, 15.7%, 11/7/27	$ 13,127,049
EUR 5,000,000	Egypt Government International Bond, 4.75%,
	4/11/25 (144A)	6,075,629
2,520,000	Egypt Government International Bond, 5.875%,
	2/16/31 (144A)	2,358,972

The accompanying notes are an integral part of these financial statements.
52 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Principal
Amount
USD ($)			Value
Egypt — (continued)
	5,560,000	Egypt Government International Bond, 7.053%,
		1/15/32 (144A)	$ 5,480,414
	2,000,000	Egypt Government International Bond, 8.875%,
		5/29/50 (144A)	2,039,448
		Total Egypt	$ 29,081,512
Ghana — 0.4%
	4,780,000	Ghana Government International Bond, 7.875%,
		2/11/35 (144A)	$ 4,439,568
GHS	73,100,000	Republic of Ghana Government Bonds, 20.75%, 1/16/23	13,386,803
		Total Ghana	$ 17,826,371
Indonesia — 0.3%
IDR	219,632,000,000	Indonesia Treasury Bond, 6.125%, 5/15/28	$ 14,644,805
		Total Indonesia	$ 14,644,805
Ivory Coast — 0.4%
EUR	8,965,000	Ivory Coast Government International Bond,
		4.875%, 1/30/32 (144A)	$ 10,241,593
EUR	3,270,000	Ivory Coast Government International Bond,
		5.875%, 10/17/31 (144A)	4,045,639
	2,500,000	Ivory Coast Government International Bond,
		6.125%, 6/15/33 (144A)	2,553,550
		Total Ivory Coast	$ 16,840,782
Mexico — 0.9%
MXN 620,140,000		Mexican Bonos, 8.5%, 5/31/29	$ 34,048,003
	3,210,000	Mexico Government International Bond, 3.9%, 4/27/25	3,526,634
	4,200,000	Mexico Government International Bond, 5.0%, 4/27/51	4,532,556
		Total Mexico	$ 42,107,193
Morocco — 0.2%
	8,625,000	Morocco Government International Bond, 4.0%,
		12/15/50 (144A)	$ 7,635,264
		Total Morocco	$ 7,635,264
Oman — 0.1%
	3,550,000	Oman Government International Bond, 6.25%,
		1/25/31 (144A)	$ 3,709,750
	1,910,000	Oman Government International Bond, 6.75%,
		10/28/27 (144A)	2,106,730
		Total Oman	$ 5,816,480
Peru — 0.1%
	2,175,000	Peruvian Government International Bond, 2.783%, 1/23/31	$ 2,172,847
		Total Peru	$ 2,172,847

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 53

Schedule of Investments | 3/31/21
(unaudited) (continued)

Principal
Amount
USD ($)			Value
Philippines — 0.2%
EUR	2,650,000	Philippine Government International Bond,	$ 3,108,588
0.7%, 2/3/29
	3,071,000	Philippine Government International Bond,
		2.95%, 5/5/45	2,869,627
	2,420,000	Philippine Government International Bond,
		5.0%, 1/13/37	2,970,650
		Total Philippines	$ 8,948,865
TRINIDAD — 0.1%
	4,440,000	Trinidad & Tobago Government International Bond,
		4.5%, 6/26/30 (144A)	$ 4,484,444
		Total TRINIDAD	$ 4,484,444
Ukraine — 0.3%
EUR	4,490,000	Ukraine Government International Bond, 4.375%,
		1/27/30 (144A)	$ 4,821,190
	9,575,000	Ukraine Government International Bond, 7.375%,
		9/25/32 (144A)	9,623,449
		Total Ukraine	$ 14,444,639
Uruguay — 0.2%
UYU	476,113,000	Uruguay Government International Bond, 9.875%,
		6/20/22 (144A)	$ 11,126,399
		Total Uruguay	$ 11,126,399
Uzbekistan — 0.1%
UZS	33,340,000,000	Republic of Uzbekistan Bond, 14.5%, 11/25/23 (144A)	$ 3,177,994
		Total Uzbekistan	$ 3,177,994
TOTAL FOREIGN GOVERNMENT BONDS
		(Cost $230,042,515)	$ 222,002,333
INSURANCE-LINKED SECURITIES — 3.0% of
Net Assets#
Event-Linked Bonds — 0.8%
Earthquakes – California — 0.1%
	1,800,000(c)	Ursa Re, 5.765% (3 Month U.S. Treasury Bill +
		575 bps), 12/10/22 (144A)	$ 1,822,680
	3,000,000(c)	Ursa Re II., 3.765% (3 Month U.S. Treasury Bill +
		375 bps), 12/7/23 (144A)	3,066,300
$ 4,888,980
Earthquakes – Mexico — 0.0%†
	250,000(c)	International Bank for Reconstruction & Development,
3.604% (3 Month USD LIBOR + 350 bps),
		3/13/24 (144A)	$ 252,750

The accompanying notes are an integral part of these financial statements.
54 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Principal
Amount
USD ($)		Value
Earthquakes – U.S. — 0.0%†
1,000,000(c)	Acorn Re, 2.773% (3 Month USD LIBOR + 275 bps),
	11/10/21 (144A)	$ 1,007,000
Health – U.S. — 0.0%†
1,500,000(c)	Vitality Re X, 1.765% (3 Month U.S. Treasury Bill +
	175 bps), 1/10/23 (144A)	$ 1,492,500
Inland Flood – U.S. — 0.1%
1,000,000(c)	FloodSmart Re Ltd., 13.015% (3 Month U.S. Treasury
	Bill + 1,300 bps), 3/1/24 (144A)	$ 998,700
750,000(c)	FloodSmart Re Ltd., 14.515% (3 Month U.S. Treasury
	Bill + 1,450 bps), 2/27/23 (144A)	757,500
$ 1,756,200
Multiperil – Europe — 0.1%
EUR 1,500,000(c)	Lion II Re, DAC, 3.57% (3 Month EURIBOR +
	357 bps), 7/15/21 (144A)	$ 1,766,086
Multiperil – Florida — 0.0%†
250,000(c)	Sanders Re II, 5.515% (3 Month U.S. Treasury Bill +
	550 bps), 6/7/23 (144A)	$ 255,000
Multiperil – U.S. — 0.2%
900,000(c)	Easton Re Pte, 4.015% (3 Month U.S. Treasury Bill +
	400 bps), 1/8/24 (144A)	$ 905,850
1,500,000(c)	Four Lakes Re, 7.015% (3 Month U.S. Treasury Bill +
	700 bps), 1/5/24 (144A)	1,491,150
1,500,000(c)	Four Lakes Re, 9.515% (3 Month U.S. Treasury Bill +
	950 bps), 1/5/24 (144A)	1,479,750
500,000(c)	Herbie Re, 9.015% (3 Month U.S. Treasury Bill +
	900 bps), 1/8/25 (144A)	527,900
1,500,000(c)	Residential Reinsurance 2020, 6.265% (3 Month U.S.
	Treasury Bill + 625 bps), 12/6/24 (144A)	1,520,250
1,250,000(c)	Residential Reinsurance 2020 Ltd., 8.265% (3 Month U.S.
	Treasury Bill + 825 bps), 12/6/24 (144A)	1,257,125
250,000(c)	Sanders Re, 2.93% (6 Month USD LIBOR + 293 bps),
	12/6/21 (144A)	249,275
750,000(c)	Sussex Capital UK Pcc, 7.765% (3 Month U.S. Treasury
	Bill + 775 bps), 1/8/25 (144A)	764,250
$ 8,195,550
Multiperil – U.S. & Canada — 0.0%†
1,000,000(c)	Hypatia, Ltd., 9.763% (3 Month U.S. Treasury Bill +
	975 bps), 6/7/23 (144A)	$ 1,064,000
500,000(c)	Mona Lisa Re, 8.015% (3 Month U.S. Treasury Bill +
	800 bps), 1/9/23 (144A)	509,000
$ 1,573,000

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 55

Schedule of Investments | 3/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
Multiperil – U.S. Regional — 0.1%
1,750,000(c)	First Coast Re 2017-1 Ltd., 4.19% (3 Month U.S.
	Treasury Bill + 419 bps), 6/7/21 (144A)	$ 1,755,075
2,600,000(c)	Longpoint Re III, 2.765% (3 Month U.S. Treasury Bill +
	275 bps), 6/1/22 (144A)	2,607,020
$ 4,362,095
Multiperil – Worldwide — 0.0%†
500,000(c)	Northshore Re II, 5.765% (3 Month U.S. Treasury Bill +
	575 bps), 1/8/24 (144A)	$ 512,000
Pandemic – U.S. — 0.0%†
500,000(c)	Vitality Re XI, 1.815% (3 Month U.S. Treasury Bill +
	180 bps), 1/9/24 (144A)	$ 487,250
Windstorm – Texas — 0.0%†
1,250,000(c)	Alamo Re, 3.415% (3 Month U.S. Treasury Bill +
	340 bps), 6/7/21 (144A)	$ 1,251,500
Windstorm – U.S. — 0.0%†
750,000(c)	Bonanza Re, 4.765% (3 Month U.S. Treasury Bill +
	475 bps), 12/23/24 (144A)	$ 756,600
Windstorm – U.S. Regional — 0.2%
1,250,000(g)	Matterhorn Re, 12/7/21 (144A)	$ 1,165,375
1,500,000(c)	Matterhorn Re, 4.386% (3 Month USD LIBOR +
	425 bps), 12/7/22 (144A)	1,504,350
2,000,000(c)	Matterhorn Re, 5.636% (3 Month USD LIBOR +
	550 bps), 12/7/22 (144A)	2,008,000
250,000(c)	Matterhorn Re, 7.015% (3 Month U.S. Treasury Bill +
	700 bps), 12/7/21 (144A)	255,325
1,250,000(c)	Matterhorn Re, 10.015% (3 Month U.S. Treasury Bill +
	1,000 bps), 12/7/21 (144A)	1,289,375
$ 6,222,425
	Total Event-Linked Bonds	$ 34,778,936

Face
Amount
USD ($)
	Collateralized Reinsurance — 0.5%
	Multiperil – Massachusetts — 0.1%
2,600,000+(a)(h)	Denning Re, 7/31/24	$ 2,602,604
	Multiperil – U.S. — 0.2%
6,000,000+(a)(h)	Ballybunion Re, 2/28/22	$ 6,270,334
2,831,231+(h)	Ballybunion Re 2020-3, 7/31/24	2,831,231
600,000+(h)	Dingle Re 2019, 2/1/22	12,315
550,000+(a)(h)	Dingle Re 2020, 12/31/21	568,971
1,150,000+(a)(h)	Port Royal Re 2019, 5/31/21	1,201,482
		$ 10,884,333

The accompanying notes are an integral part of these financial statements.
56 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Face
Amount
USD ($)		Value
	Multiperil – U.S. Regional — 0.0%†
2,000,000+(a)(h)	Ailsa Re 2019, 6/30/21	$ 2,120,344
	Multiperil – Worldwide — 0.1%
	140,000+(a)(g)(h) Limestone Re, 3/1/23 (144A)
480,000+(a)(h)	Limestone Re, 3/1/24 (144A)	$ 228,830
12,000+(g)(h)	Limestone Re 2016-1, 8/31/21	1,000
86,000+(h)	Limestone Re 2016-1, 8/31/21	7,164
20,000+(h)	Limestone Re 2019-B, 9/9/22 (144A)	—
1,020,000+(a)(h)	Limestone Re 2020-1, Series A, 3/1/24 (144A)	266,424
1,110,000+(a)(h)	Limestone Re 2020-2, 10/1/24	1,199,133
250,000+(h)	Merion Re 2021-1, 12/31/24	223,892
600,000+(a)(h)	Old Head Re 2021, 12/31/24	491,918
500,000+(h)	Pine Valley Re 2021, 12/31/24	472,010
4,500,000+(a)(g)(h)	Resilience Re, 4/6/21	450
850,864+(a)(h)	Seminole Re 2018, 1/15/21	21,023
608,616+(a)(h)	Walton Health Re 2018, 6/15/21	191,181
300,000+(a)(h)	Walton Health Re 2019, 6/30/21	252,101
		$ 3,480,502
	Windstorm – Florida — 0.0%†
2,250,000+(h)	Cedar Re 2020, 6/30/24	$ 67,531
1,750,000+(a)(h)	Formby Re 2018, 2/28/22	243,588
2,200,000+(a)(h)	Portrush Re 2017, 6/15/21	1,403,820
		$ 1,714,939
	Windstorm – North Carolina — 0.0%†
2,000,000+(h)	Isosceles Re 2020, 4/30/22	$ 26,000
	Windstorm – U.S. Multistate — 0.0%†
1,500,000+(h)	White Heron Re 2020, 6/30/24	$ 57,900
	Windstorm – U.S. Regional — 0.1%
1,000,000+(h)	Liphook Re 2020, 6/30/24	$ 1,029,778
1,250,000+(a)(h)	Oakmont Re 2017, 4/30/21	36,750
2,000,000+(a)(h)	Oakmont Re 2020, 4/30/24	1,597,209
		$ 2,663,737
	Total Collateralized Reinsurance	$ 23,550,359
	Reinsurance Sidecars — 1.7%
	Multiperil – U.S. — 0.1%
10,188,000+(a)(h)	Carnoustie Re 2017, 11/30/21	$ 1,342,778
1,000,000+(h)	Carnoustie Re 2019, 12/31/22	1,900
1,750,000+(a)(h)	Carnoustie Re 2020, 12/31/23	285,600
1,390,289+(a)(h)	Carnoustie Re 2021, 12/31/24	1,413,981
2,800,000+(a)(h)	Castle Stuart Re 2018, 12/1/21	87,498

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 57

Schedule of Investments | 3/31/21
(unaudited) (continued)

Face
Amount
USD ($)		Value
	Multiperil – U.S — (continued)
3,000,000+(a)(i)	Harambee Re 2018, 12/31/21	$ 10,800
5,000,000+(i)	Harambee Re 2019, 12/31/22	42,000
3,000,000+(a)(i)	Harambee Re 2020, 12/31/23	322,200
		$ 3,506,757
	Multiperil – Worldwide — 1.6%
2,201+(h)	Alturas Re 2019-1, 3/10/23 (144A)	$ 10,065
33,410+(i)	Alturas Re 2019-2, 3/10/22	88,734
357,085+(a)(h)	Alturas Re 2020-1B, 3/10/23 (144A)	163,474
360,465+(i)	Alturas Re 2020-2, 3/10/23	451,951
250,000+(a)(i)	Alturas Re 2020-3, 9/30/24	249,500
2,639,535+(a)(h)	Alturas Re 2021-2, 12/31/24	2,611,028
4,000,000+(a)(h)	Bantry Re 2016, 3/31/21	322,400
3,000,000+(a)(h)	Bantry Re 2017, 3/31/22	175,323
2,500,000+(a)(h)	Bantry Re 2018, 12/31/21	28,500
4,000,000+(a)(h)	Bantry Re 2019, 12/31/22	135,855
3,821,406+(a)(h)	Bantry Re 2020, 12/31/20	558,690
3,932,000+(a)(h)	Bantry Re 2021, 12/31/24	4,018,262
3,605,000+(a)(h)	Berwick Re 2017-1, 2/1/22	119,325
13,924,181+(a)(h)	Berwick Re 2018-1, 12/31/21	1,337,865
9,947,951+(a)(h)	Berwick Re 2019-1, 12/31/22	1,188,780
2,000,000+(h)	Berwick Re 2020-1, 12/31/23	200
3,000,000+(a)(h)	Berwick Re 2021-1, 12/31/24	3,050,100
1,750,000+(i)	Blue Lotus Re, 12/31/21	53,725
73,625+(g)(h)	Eden Re II, 3/22/23 (144A)	425,930
700,000+(a)(g)(h)	Eden Re II, 3/22/24 (144A)	849,310
155,000+(g)(h)	Eden Re II, 3/22/22 (144A)	126,329
232,500+(g)(h)	Eden Re II, 3/22/22 (144A)	183,624
6,300,000+(a)(g)	Eden Re II, Series B, 3/21/25 (144A)	6,076,350
6,500,000+(a)(h)	Gleneagles Re 2016, 11/30/21	202,800
1,500,000+(a)(h)	Gleneagles Re 2018, 12/31/21	177,450
1,156,688+(h)	Gleneagles Re 2019, 12/31/22	25,849
1,270,798+(a)(h)	Gleneagles Re 2020, 12/31/23	180,199
1,250,000+(a)(h)	Gleneagles Re 2021, 12/31/24	1,279,922
2,737,878+(a)(h)	Gullane Re 2018, 12/31/21	466,706
5,000,000+(a)(h)	Gullane Re 2021, 12/31/24	5,097,057
7,000+(h)	Limestone Re 2018, 3/1/22	1
500,000+(i)	Lion Rock Re 2019, 1/31/22	20,250
500,000+(h)	Lion Rock Re 2020, 1/31/22	19,900
500,000+(a)(i)	Lion Rock Re 2021, 12/31/24	531,800
6,000,000+(a)(i)	Lorenz Re 2018, 7/1/21	64,200

The accompanying notes are an integral part of these financial statements.
58 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
2,545,246+(a)(i)	Lorenz Re 2019, 6/30/22	$ 119,627
1,282,713+(a)(i)	Lorenz Re 2020, 6/30/23	1,329,275
1,717,287+(a)(i)	Lorenz Re 2020, 6/30/23	1,779,625
8,500,000+(a)(h)	Merion Re 2018-2, 12/31/21	1,406,750
9,000,000+(a)(h)	Merion Re 2021-2, 12/31/24	9,215,329
6,150,000+(h)	Pangaea Re 2016-2, 11/30/21	10,967
4,750,000+(a)(h)	Pangaea Re 2018-1, 12/31/21	100,009
7,100,000+(a)(h)	Pangaea Re 2018-3, 7/1/22	147,278
3,891,425+(a)(h)	Pangaea Re 2019-1, 2/1/23	81,087
5,220,725+(a)(h)	Pangaea Re 2019-3, 7/1/23	187,794
3,850,570+(h)	Pangaea Re 2020-1, 2/1/24	81,717
4,500,000+(a)(h)	Pangaea Re 2020-1, 12/31/24	4,594,785
3,500,000+(a)(h)	Pangaea Re 2020-3, 7/1/24	3,794,547
1,000,000+(a)(h)	Phoenix One Re, ¼/27	1,007,700
1,800,000+(a)(g)(h)	Sector Re V, 12/1/23 (144A)	422,027
155,997+(a)(g)(h)	Sector Re V, 12/1/24 (144A)	370,441
540,000+(a)(g)(h)	Sector Re V, 3/1/25 (144A)	642,359
1,696,451+(a)(g)(h)	Sector Re V, 3/1/25 (144A)	1,840,735
2,753,972+(a)(g)	Sector Re V, 12/1/25 (144A)	2,675,344
710,000+(a)(g)(h)	Sector Re V, Ltd., 3/1/25 (144A)	844,584
540,031+(a)(g)(h)	Sector Re V, Series 8, Class D, 12/1/23 (144A)	141,370
360,000+(a)(g)(h)	Sector Re V, Series 9, Class A, 3/1/24 (144A)	202,796
150,000+(a)(g)(h)	Sector Re V, Series 9, Class C, 12/1/24 (144A)	356,200
3,608+(g)(h)	Sector Re V, Series 9, Class G, 3/1/24 (144A)	60,171
5,855,000+(a)(h)	St. Andrews Re 2017-1, 2/1/22	396,969
2,606,976+(a)(h)	St. Andrews Re 2017-4, 6/1/21	256,526
3,609,700+(h)	Sussex Re 2020-1, 12/31/22	240,406
1,000,000+(a)	Sussex Re 2021-1, 12/31/24	996,000
1,000,000+(a)(i)	Thopas Re 2018, 12/31/21	6,300
3,000,000+(a)(i)	Thopas Re 2019, 12/31/22	125,400
4,000,000+(i)	Thopas Re 2020, 12/31/23	13,200
5,000,000+(a)	Thopas Re 2021, 12/31/24	5,002,500
3,000,000+(a)(h)	Versutus Re 2018, 12/31/21	9,900
2,647,642+(h)	Versutus Re 2019-A, 12/31/21	49,246
852,358+(h)	Versutus Re 2019-B, 12/31/21	15,854
1,250,000+(a)(i)	Viribus Re 2018, 12/31/21	—
3,650,000+(a)(i)	Viribus Re 2019, 12/31/22	150,745
4,139,570+(a)(i)	Viribus Re 2020, 12/31/23	23,596

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 59

Schedule of Investments | 3/31/21
(unaudited) (continued)

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
3,717,666+(a)(i)	Viribus Re 2021, 12/31/24	$ 3,890,166
1,826,168+(a)(h)	Woburn Re 2018, 12/31/21	134,042
3,539,362+(a)(h)	Woburn Re 2019, 12/31/22	1,046,589
		$ 74,061,410
	Total Reinsurance Sidecars	$ 77,568,167
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $136,651,355)	$ 135,897,462

Principal
Amount
USD ($)
MUNICIPAL BOND — 0.1% of Net Assets(j)
Municipal Higher Education — 0.1%
2,300,000	Trustees of Amherst College, 3.794%, 11/1/42	$ 2,396,443
	Total Municipal Higher Education	$ 2,396,443
TOTAL MUNICIPAL BOND
	(Cost $2,300,000)	$ 2,396,443
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 1.1% of Net Assets*(c)
Aerospace & Defense — 0.1%
3,036,667	Grupo Aeroméxico, SAB. De C.V., DIP Tranche 1
	Term Loan, 9.0% (LIBOR + 800 bps), 12/31/21	$ 3,093,604
340,987	United Airlines, Inc., Refinanced Term Loan, 1.865%
	(LIBOR + 175 bps), 4/1/24	332,037
	Total Aerospace & Defense	$ 3,425,641
Airlines — 0.0%†
713,888	Grupo Aeroméxico, SAB. De C.V., DIP Tranche 2
	Term Loan, 15.5% (LIBOR + 1,450 bps), 12/31/21	$ 732,627
	Total Airlines	$ 732,627
Automobile — 0.1%
2,530,890	Navistar, Inc., Tranche B Term Loan, 3.62% (LIBOR +
	350 bps), 11/6/24	$ 2,535,003
	Total Automobile	$ 2,535,003
Buildings & Real Estate — 0.0%†
2,018,536	WireCo WorldGroup, Inc. (WireCo WorldGroup
Finance LP), First Lien Initial Term Loan, 6.0% (LIBOR +
	500 bps), 9/29/23	$ 1,974,381
	Total Buildings & Real Estate	$ 1,974,381

The accompanying notes are an integral part of these financial statements.
60 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Principal
Amount
USD ($)		Value
Computers & Electronics — 0.0%†
1,399,501	Energy Acquisition LP (aka Electrical Components
International), First Lien Initial Term Loan,
	4.359% (LIBOR + 425 bps), 6/26/25	$ 1,369,543
	Total Computers & Electronics	$ 1,369,543
Diversified & Conglomerate Manufacturing — 0.0%†
1,278,838	Pelican Products, Inc., First Lien Term Loan, 4.5%
	(LIBOR + 350 bps), 5/1/25	$ 1,266,848
	Total Diversified & Conglomerate Manufacturing	$ 1,266,848
Electronics — 0.2%
7,761,580	Scientific Games International, Inc., Initial Term B-5
	Loan, 2.859% (LIBOR + 275 bps), 8/14/24	$ 7,621,871
	Total Electronics	$ 7,621,871
Entertainment & Leisure — 0.1%
3,790,658	Sabre GLBL, Inc., 2018 Other Term B Loan, 2.109%
	(LIBOR + 200 bps), 2/22/24	$ 3,746,591
	Total Entertainment & Leisure	$ 3,746,591
Finance — 0.2%
11,320,000(k)	Bank of Industry, Ltd. (LIBOR + 600 bps), 3/15/21	$ 11,206,800
	Total Finance	$ 11,206,800
Healthcare, Education & Childcare — 0.1%
3,072,101	Alliance HealthCare Services, Inc., First Lien Initial Term
	Loan, 5.5% (LIBOR + 450 bps), 10/24/23	$ 2,880,095
445,700	KUEHG Corp. (fka KC MergerSub, Inc.) (aka KinderCare),
	Term B-3 Loan, 4.75% (LIBOR + 375 bps), 2/21/25	436,786
	Total Healthcare, Education & Childcare	$ 3,316,881
Insurance — 0.2%
6,841,994	Confie Seguros Holding II Co., Term B Loan, 5.75%
	(LIBOR + 475 bps), 4/19/22	$ 6,761,970
	Total Insurance	$ 6,761,970
Leisure & Entertainment — 0.1%
2,711,800	Fitness International LLC, Term B Loan, 4.25% (LIBOR +
	325 bps), 4/18/25	$ 2,505,365
	Total Leisure & Entertainment	$ 2,505,365
Retail — 0.0%†
1,375,500	Staples, Inc., 2019 Refinancing New Term B-2 Loan,
	4.705% (LIBOR + 450 bps), 9/12/24	$ 1,360,885
	Total Retail	$ 1,360,885
TOTAL SENIOR SECURED FLOATING RATE
LOAN INTERESTS
	(Cost $48,204,658)	$ 47,824,406

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 61

Schedule of Investments | 3/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — 19.1% of Net Assets
11,000,000	Fannie Mae, 1.5%, 4/1/36 (TBA)	$ 11,046,406
10,000,000	Fannie Mae, 1.5%, 5/1/36 (TBA)	10,026,354
13,800,000	Fannie Mae, 2.0%, 4/1/36 (TBA)	14,158,477
33,000,000	Fannie Mae, 2.0%, 4/1/51 (TBA)	32,902,676
65,300,000	Fannie Mae, 2.0%, 5/1/51 (TBA)	64,987,529
87,000,000	Fannie Mae, 2.5%, 5/1/51 (TBA)	89,027,168
217,326	Fannie Mae, 3.0%, 9/1/39	226,303
142,739	Fannie Mae, 3.0%, 10/1/39	149,066
2,262,427	Fannie Mae, 3.0%, 1/1/40	2,358,779
1,021,033	Fannie Mae, 3.0%, 2/1/40	1,063,642
655,872	Fannie Mae, 3.0%, 4/1/40	685,323
763,572	Fannie Mae, 3.0%, 7/1/45	803,884
89,214	Fannie Mae, 3.0%, 5/1/46	94,375
115,605	Fannie Mae, 3.0%, 10/1/46	123,207
195,375	Fannie Mae, 3.0%, 11/1/46	204,506
277,786	Fannie Mae, 3.0%, 11/1/46	290,030
55,598	Fannie Mae, 3.0%, 1/1/47	58,922
61,581	Fannie Mae, 3.0%, 3/1/47	65,329
456,879	Fannie Mae, 3.0%, 3/1/47	478,209
12,000,000	Fannie Mae, 3.0%, 4/1/48 (TBA)	12,498,984
2,668,690	Fannie Mae, 3.0%, 5/1/48	2,843,711
28,800,000	Fannie Mae, 3.0%, 5/1/49 (TBA)	30,003,187
342,358	Fannie Mae, 3.0%, 7/1/49	363,201
2,850,819	Fannie Mae, 3.0%, 8/1/49	2,972,365
634,502	Fannie Mae, 3.0%, 9/1/49	661,596
2,016,717	Fannie Mae, 3.0%, 9/1/49	2,103,832
4,462,031	Fannie Mae, 3.0%, 9/1/49	4,669,616
387,291	Fannie Mae, 3.0%, 10/1/49	403,988
166,667	Fannie Mae, 3.0%, 1/1/50	173,899
75,456	Fannie Mae, 3.0%, 3/1/50	78,766
1,172,089	Fannie Mae, 3.0%, 6/1/50	1,221,046
2,412,292	Fannie Mae, 3.5%, 7/1/42	2,613,933
4,887,382	Fannie Mae, 3.5%, 6/1/45	5,258,542
1,514,423	Fannie Mae, 3.5%, 9/1/45	1,644,351
6,335,942	Fannie Mae, 3.5%, 9/1/45	6,919,044
1,058,656	Fannie Mae, 3.5%, 6/1/46	1,144,529
857,084	Fannie Mae, 3.5%, 9/1/46	930,812
417,286	Fannie Mae, 3.5%, 10/1/46	448,209
208,997	Fannie Mae, 3.5%, 7/1/47	222,980
23,000,000	Fannie Mae, 3.5%, 4/1/48 (TBA)	24,287,461

The accompanying notes are an integral part of these financial statements.
62 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
1,097,164	Fannie Mae, 3.5%, 4/1/50	$ 1,158,860
5,058	Fannie Mae, 4.0%, 12/1/23	5,412
5,514	Fannie Mae, 4.0%, 12/1/30	5,968
397,933	Fannie Mae, 4.0%, 9/1/37	436,497
5,607,147	Fannie Mae, 4.0%, 10/1/40	6,249,314
2,378,512	Fannie Mae, 4.0%, 12/1/40	2,650,909
4,000	Fannie Mae, 4.0%, 11/1/41	4,400
845,887	Fannie Mae, 4.0%, 11/1/41	936,399
28,656	Fannie Mae, 4.0%, 12/1/41	31,332
1,273,352	Fannie Mae, 4.0%, 12/1/41	1,409,356
6,389,446	Fannie Mae, 4.0%, 12/1/41	7,073,523
748,372	Fannie Mae, 4.0%, 1/1/42	820,719
2,332,132	Fannie Mae, 4.0%, 1/1/42	2,569,969
820,991	Fannie Mae, 4.0%, 2/1/42	903,266
1,682,716	Fannie Mae, 4.0%, 2/1/42	1,862,837
103,578	Fannie Mae, 4.0%, 4/1/42	111,070
1,504,413	Fannie Mae, 4.0%, 4/1/42	1,665,385
2,420,325	Fannie Mae, 4.0%, 4/1/42	2,679,497
147,456	Fannie Mae, 4.0%, 5/1/42	163,275
2,415,025	Fannie Mae, 4.0%, 5/1/42	2,649,251
145,276	Fannie Mae, 4.0%, 6/1/42	158,268
78,618	Fannie Mae, 4.0%, 7/1/42	87,052
4,099,041	Fannie Mae, 4.0%, 8/1/42	4,514,587
142,307	Fannie Mae, 4.0%, 10/1/42	157,574
159,482	Fannie Mae, 4.0%, 11/1/42	171,000
1,482,773	Fannie Mae, 4.0%, 8/1/43	1,641,665
813,249	Fannie Mae, 4.0%, 11/1/43	901,663
967,957	Fannie Mae, 4.0%, 2/1/44	1,071,516
53,002	Fannie Mae, 4.0%, 6/1/44	56,861
229,055	Fannie Mae, 4.0%, 10/1/44	246,427
124,798	Fannie Mae, 4.0%, 11/1/44	133,844
34,221	Fannie Mae, 4.0%, 6/1/45	36,985
148,305	Fannie Mae, 4.0%, 7/1/45	164,204
2,498,226	Fannie Mae, 4.0%, 4/1/47	2,723,502
3,090,215	Fannie Mae, 4.0%, 4/1/47	3,356,615
248,229	Fannie Mae, 4.0%, 6/1/47	268,922
951,506	Fannie Mae, 4.0%, 6/1/47	1,039,168
1,817,030	Fannie Mae, 4.0%, 7/1/47	1,977,327
109,230	Fannie Mae, 4.0%, 6/1/49	120,383
2,025,532	Fannie Mae, 4.5%, 11/1/40	2,271,467

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 63

Schedule of Investments | 3/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
5,510,042	Fannie Mae, 4.5%, 12/1/40	$ 6,205,385
239,931	Fannie Mae, 4.5%, 3/1/41	267,208
5,236	Fannie Mae, 4.5%, 4/1/41	5,830
2,757,700	Fannie Mae, 4.5%, 5/1/41	3,109,013
1,160,021	Fannie Mae, 4.5%, 7/1/41	1,307,806
4,669,143	Fannie Mae, 4.5%, 8/1/41	5,200,003
304,930	Fannie Mae, 4.5%, 9/1/41	343,770
1,710,924	Fannie Mae, 4.5%, 9/1/43	1,905,972
498,985	Fannie Mae, 4.5%, 1/1/47	553,190
43,000,000	Fannie Mae, 4.5%, 4/1/49 (TBA)	46,809,531
11,472	Fannie Mae, 5.0%, 2/1/22	12,035
660	Fannie Mae, 5.0%, 4/1/22	692
2,588	Fannie Mae, 5.0%, 6/1/22	2,715
3,356	Fannie Mae, 5.0%, 6/1/22	3,521
1,495,562	Fannie Mae, 5.0%, 6/1/35	1,737,703
375,081	Fannie Mae, 5.0%, 7/1/35	432,929
956,132	Fannie Mae, 5.0%, 7/1/35	1,112,098
492,069	Fannie Mae, 5.0%, 8/1/35	571,936
165,700	Fannie Mae, 5.0%, 5/1/38	192,805
518,314	Fannie Mae, 5.0%, 1/1/39	601,785
144,010	Fannie Mae, 5.0%, 7/1/39	167,318
324,544	Fannie Mae, 5.0%, 7/1/39	377,341
331,996	Fannie Mae, 5.0%, 7/1/39	385,445
111,475	Fannie Mae, 5.0%, 6/1/40	129,669
897,252	Fannie Mae, 5.0%, 6/1/40	1,044,093
638,187	Fannie Mae, 5.0%, 7/1/40	727,006
292,357	Fannie Mae, 5.0%, 10/1/40	340,064
156,045	Fannie Mae, 5.0%, 5/1/41	178,895
160,174	Fannie Mae, 5.0%, 7/1/41	185,900
133,791	Fannie Mae, 5.0%, 12/1/41	148,701
3,772,070	Fannie Mae, 5.0%, 9/1/43	4,240,198
11,438,948	Fannie Mae, 5.0%, 11/1/44	13,296,353
5,821	Fannie Mae, 5.5%, 5/1/33	6,514
6,080	Fannie Mae, 5.5%, 6/1/33	6,991
22,283	Fannie Mae, 5.5%, 7/1/33	25,898
42,208	Fannie Mae, 5.5%, 4/1/34	48,805
6,769	Fannie Mae, 5.5%, 10/1/35	7,891
57,624	Fannie Mae, 5.5%, 12/1/35	67,437
36,260	Fannie Mae, 5.5%, 3/1/36	41,851
71,882	Fannie Mae, 5.5%, 4/1/36	80,317

The accompanying notes are an integral part of these financial statements.
64 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
596	Fannie Mae, 6.0%, 3/1/32	$ 707
975	Fannie Mae, 6.0%, 10/1/32	1,164
3,304	Fannie Mae, 6.0%, 11/1/32	3,717
25,071	Fannie Mae, 6.0%, 12/1/32	28,497
4,788	Fannie Mae, 6.0%, 1/1/33	5,720
2,511	Fannie Mae, 6.0%, 3/1/33	3,000
15,896	Fannie Mae, 6.0%, 5/1/33	17,923
35,999	Fannie Mae, 6.0%, 12/1/33	43,013
32,432	Fannie Mae, 6.0%, 1/1/34	38,751
132,360	Fannie Mae, 6.0%, 6/1/37	156,554
59,946	Fannie Mae, 6.0%, 12/1/37	71,539
94,764	Fannie Mae, 6.0%, 4/1/38	112,682
56,674	Fannie Mae, 6.0%, 7/1/38	64,854
116	Fannie Mae, 6.5%, 4/1/29	130
503	Fannie Mae, 6.5%, 5/1/31	565
157	Fannie Mae, 6.5%, 6/1/31	177
323	Fannie Mae, 6.5%, 2/1/32	371
1,778	Fannie Mae, 6.5%, 3/1/32	1,995
979	Fannie Mae, 6.5%, 8/1/32	1,115
10,574	Fannie Mae, 6.5%, 10/1/32	11,869
374	Fannie Mae, 7.0%, 5/1/28	424
192	Fannie Mae, 7.0%, 2/1/29	222
275	Fannie Mae, 7.0%, 7/1/31	283
332	Fannie Mae, 7.5%, 1/1/28	359
884,384	Federal Home Loan Mortgage Corp., 3.0%, 4/1/40	921,636
629,335	Federal Home Loan Mortgage Corp., 3.0%, 4/1/43	669,408
2,564,779	Federal Home Loan Mortgage Corp., 3.0%, 2/1/47	2,751,599
714,473	Federal Home Loan Mortgage Corp., 3.0%, 4/1/47	758,441
138,251	Federal Home Loan Mortgage Corp., 3.0%, 11/1/47	146,680
3,375,620	Federal Home Loan Mortgage Corp., 4.0%, 10/1/42	3,738,585
1,482,915	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	1,616,980
1,892,812	Federal Home Loan Mortgage Corp., 4.0%, 4/1/47	2,060,048
283,398	Federal Home Loan Mortgage Corp., 4.0%, 5/1/49	303,997
154,262	Federal Home Loan Mortgage Corp., 4.5%, 10/1/35	171,964
508,331	Federal Home Loan Mortgage Corp., 4.5%, 7/1/40	570,403
304,430	Federal Home Loan Mortgage Corp., 4.5%, 11/1/40	341,604
14,457	Federal Home Loan Mortgage Corp., 4.5%, 9/1/43	15,974
222,404	Federal Home Loan Mortgage Corp., 4.5%, 10/1/43	251,139
787,397	Federal Home Loan Mortgage Corp., 4.5%, 11/1/43	886,768
8,542	Federal Home Loan Mortgage Corp., 4.5%, 3/1/44	9,487

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 65

Schedule of Investments | 3/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
29,353	Federal Home Loan Mortgage Corp., 4.5%, 5/1/44	$ 32,658
2,381	Federal Home Loan Mortgage Corp., 5.0%, 12/1/21	2,498
24,510	Federal Home Loan Mortgage Corp., 5.0%, 4/1/23	25,741
12,192	Federal Home Loan Mortgage Corp., 5.0%, 5/1/34	14,182
17,725	Federal Home Loan Mortgage Corp., 5.0%, 11/1/34	20,629
69,865	Federal Home Loan Mortgage Corp., 5.0%, 12/1/34	81,049
59,489	Federal Home Loan Mortgage Corp., 5.0%, 7/1/35	69,238
122,457	Federal Home Loan Mortgage Corp., 5.0%, 9/1/38	142,443
177,743	Federal Home Loan Mortgage Corp., 5.0%, 9/1/38	206,773
6,269	Federal Home Loan Mortgage Corp., 5.0%, 10/1/38	7,293
817	Federal Home Loan Mortgage Corp., 5.0%, 5/1/39	951
2,771,458	Federal Home Loan Mortgage Corp., 5.0%, 11/1/39	3,226,176
1,528	Federal Home Loan Mortgage Corp., 5.0%, 12/1/39	1,779
1,250,126	Federal Home Loan Mortgage Corp., 5.5%, 6/1/41	1,467,767
19,172	Federal Home Loan Mortgage Corp., 6.0%, 1/1/33	21,552
2,321	Federal Home Loan Mortgage Corp., 6.0%, 3/1/33	2,609
12,334	Federal Home Loan Mortgage Corp., 6.0%, 3/1/33	13,868
29,222	Federal Home Loan Mortgage Corp., 6.0%, 1/1/34	34,928
51,616	Federal Home Loan Mortgage Corp., 6.0%, 6/1/35	58,063
26,301	Federal Home Loan Mortgage Corp., 6.0%, 12/1/36	30,661
2,342	Federal Home Loan Mortgage Corp., 6.0%, 10/1/37	2,720
65,246	Federal Home Loan Mortgage Corp., 6.0%, 12/1/37	77,677
1,841	Federal Home Loan Mortgage Corp., 6.5%, 9/1/32	2,067
463,153	Freddie Mac Pool, 3.0%, 12/1/37	482,345
1,913,328	Freddie Mac Pool, 3.0%, 10/1/39	1,995,993
408,725	Freddie Mac Pool, 3.0%, 11/1/39	426,844
1,526,083	Freddie Mac Pool, 3.0%, 2/1/40	1,592,019
1,327,113	Freddie Mac Pool, 3.0%, 3/1/40	1,383,197
13,000,000	Government National Mortgage Association,
	2.0%, 12/30/99 (TBA)	13,119,082
19,000,000	Government National Mortgage Association,
	2.5%, 12/30/99 (TBA)	19,590,410
817,652	Government National Mortgage Association I,
	3.5%, 10/15/42	874,705
3,220	Government National Mortgage Association I,
	4.0%, 3/15/39	3,505
4,841	Government National Mortgage Association I,
	4.0%, 4/15/39	5,316
6,039	Government National Mortgage Association I,
	4.0%, 4/15/39	6,580

The accompanying notes are an integral part of these financial statements.
66 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
7,677	Government National Mortgage Association I,
	4.0%, 7/15/39	$ 8,402
5,650	Government National Mortgage Association I,
	4.0%, 1/15/40	6,168
108,225	Government National Mortgage Association I,
	4.0%, 4/15/40	119,256
180,736	Government National Mortgage Association I,
	4.0%, 7/15/40	198,106
58,851	Government National Mortgage Association I,
	4.0%, 8/15/40	64,398
115,031	Government National Mortgage Association I,
	4.0%, 8/15/40	126,086
29,915	Government National Mortgage Association I,
	4.0%, 9/15/40	33,124
6,993	Government National Mortgage Association I,
	4.0%, 10/15/40	7,747
11,485	Government National Mortgage Association I,
	4.0%, 10/15/40	12,682
36,336	Government National Mortgage Association I,
	4.0%, 10/15/40	40,179
4,288	Government National Mortgage Association I,
	4.0%, 11/15/40	4,700
32,012	Government National Mortgage Association I,
	4.0%, 11/15/40	34,661
140,864	Government National Mortgage Association I,
	4.0%, 11/15/40	156,032
162,187	Government National Mortgage Association I,
	4.0%, 11/15/40	177,776
4,361	Government National Mortgage Association I,
	4.0%, 12/15/40	4,818
5,399	Government National Mortgage Association I,
	4.0%, 12/15/40	5,981
97,263	Government National Mortgage Association I,
	4.0%, 12/15/40	104,132
480,019	Government National Mortgage Association I,
	4.0%, 12/15/40	529,481
4,264	Government National Mortgage Association I,
	4.0%, 1/15/41	4,724
23,622	Government National Mortgage Association I,
	4.0%, 1/15/41	26,157
43,627	Government National Mortgage Association I,
	4.0%, 1/15/41	48,171
9,603	Government National Mortgage Association I,
	4.0%, 2/15/41	10,526

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 67

Schedule of Investments | 3/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
449,378	Government National Mortgage Association I,
	4.0%, 2/15/41	$ 492,572
41,162	Government National Mortgage Association I,
	4.0%, 3/15/41	45,579
7,314	Government National Mortgage Association I,
	4.0%, 4/15/41	8,103
4,930	Government National Mortgage Association I,
	4.0%, 5/15/41	5,283
40,470	Government National Mortgage Association I,
	4.0%, 5/15/41	44,732
1,967	Government National Mortgage Association I,
	4.0%, 6/15/41	2,132
3,054	Government National Mortgage Association I,
	4.0%, 6/15/41	3,272
1,054,844	Government National Mortgage Association I,
	4.0%, 6/15/41	1,168,060
4,625	Government National Mortgage Association I,
	4.0%, 7/15/41	4,971
10,257	Government National Mortgage Association I,
	4.0%, 7/15/41	11,348
25,497	Government National Mortgage Association I,
	4.0%, 7/15/41	28,253
59,375	Government National Mortgage Association I,
	4.0%, 7/15/41	65,747
99,197	Government National Mortgage Association I,
	4.0%, 7/15/41	109,843
114,935	Government National Mortgage Association I,
	4.0%, 7/15/41	127,272
5,678	Government National Mortgage Association I,
	4.0%, 8/15/41	6,214
8,963	Government National Mortgage Association I,
	4.0%, 8/15/41	9,628
45,774	Government National Mortgage Association I,
	4.0%, 8/15/41	50,693
3,300	Government National Mortgage Association I,
	4.0%, 9/15/41	3,551
4,022	Government National Mortgage Association I,
	4.0%, 9/15/41	4,447
6,200	Government National Mortgage Association I,
	4.0%, 9/15/41	6,692
6,832	Government National Mortgage Association I,
	4.0%, 9/15/41	7,567
20,480	Government National Mortgage Association I,
	4.0%, 9/15/41	22,625

The accompanying notes are an integral part of these financial statements.
68 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
34,238	Government National Mortgage Association I,
	4.0%, 9/15/41	$ 37,896
171,649	Government National Mortgage Association I,
	4.0%, 9/15/41	189,622
306,137	Government National Mortgage Association I,
	4.0%, 9/15/41	337,278
2,101	Government National Mortgage Association I,
	4.0%, 10/15/41	2,299
4,594	Government National Mortgage Association I,
	4.0%, 10/15/41	4,938
6,080	Government National Mortgage Association I,
	4.0%, 10/15/41	6,512
6,632	Government National Mortgage Association I,
	4.0%, 10/15/41	7,269
11,053	Government National Mortgage Association I,
	4.0%, 10/15/41	11,833
2,282	Government National Mortgage Association I,
	4.0%, 11/15/41	2,440
5,223	Government National Mortgage Association I,
	4.0%, 11/15/41	5,786
14,208	Government National Mortgage Association I,
	4.0%, 11/15/41	15,742
90,071	Government National Mortgage Association I,
	4.0%, 11/15/41	97,065
6,178	Government National Mortgage Association I,
	4.0%, 12/15/41	6,841
9,500	Government National Mortgage Association I,
	4.0%, 12/15/41	10,526
12,904	Government National Mortgage Association I,
	4.0%, 12/15/41	13,789
17,095	Government National Mortgage Association I,
	4.0%, 1/15/42	18,299
574,256	Government National Mortgage Association I,
	4.0%, 1/15/42	629,460
2,043	Government National Mortgage Association I,
	4.0%, 2/15/42	2,190
3,865	Government National Mortgage Association I,
	4.0%, 2/15/42	4,280
8,720	Government National Mortgage Association I,
	4.0%, 2/15/42	9,656
27,934	Government National Mortgage Association I,
	4.0%, 2/15/42	30,019
95,061	Government National Mortgage Association I,
	4.0%, 2/15/42	105,199

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 69

Schedule of Investments | 3/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
963,271	Government National Mortgage Association I,
	4.0%, 5/15/42	$ 1,066,953
41,695	Government National Mortgage Association I,
	4.0%, 6/15/42	46,171
59,088	Government National Mortgage Association I,
	4.0%, 6/15/42	63,764
63,980	Government National Mortgage Association I,
	4.0%, 6/15/42	70,849
7,993	Government National Mortgage Association I,
	4.0%, 10/15/42	8,751
4,567	Government National Mortgage Association I,
	4.0%, 11/15/42	4,889
5,627	Government National Mortgage Association I,
	4.0%, 4/15/43	6,032
721,217	Government National Mortgage Association I,
	4.0%, 4/15/43	794,612
4,123	Government National Mortgage Association I,
	4.0%, 5/15/43	4,569
17,404	Government National Mortgage Association I,
	4.0%, 5/15/43	18,653
121,163	Government National Mortgage Association I,
	4.0%, 5/15/43	130,816
42,795	Government National Mortgage Association I,
	4.0%, 6/15/43	45,962
17,340	Government National Mortgage Association I,
	4.0%, 7/15/43	18,557
11,310	Government National Mortgage Association I,
	4.0%, 8/15/43	12,108
276,298	Government National Mortgage Association I,
	4.0%, 8/15/43	305,235
6,285	Government National Mortgage Association I,
	4.0%, 9/15/43	6,878
69,542	Government National Mortgage Association I,
	4.0%, 9/15/43	74,970
2,004	Government National Mortgage Association I,
	4.0%, 10/15/43	2,149
12,594	Government National Mortgage Association I,
	4.0%, 11/15/43	13,905
72,554	Government National Mortgage Association I,
	4.0%, 2/15/44	77,991
45,525	Government National Mortgage Association I,
	4.0%, 3/15/44	50,363
53,399	Government National Mortgage Association I,
	4.0%, 3/15/44	58,435

The accompanying notes are an integral part of these financial statements.
70 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
64,847	Government National Mortgage Association I,
	4.0%, 3/15/44	$ 69,445
99,334	Government National Mortgage Association I,
	4.0%, 3/15/44	110,036
370,552	Government National Mortgage Association I,
	4.0%, 3/15/44	404,998
948,077	Government National Mortgage Association I,
	4.0%, 3/15/44	1,050,326
1,912,633	Government National Mortgage Association I,
	4.0%, 3/15/44	2,107,293
4,449	Government National Mortgage Association I,
	4.0%, 4/15/44	4,869
72,205	Government National Mortgage Association I,
	4.0%, 4/15/44	79,352
340,244	Government National Mortgage Association I,
	4.0%, 4/15/44	376,780
630,664	Government National Mortgage Association I,
	4.0%, 4/15/44	691,318
151,547	Government National Mortgage Association I,
	4.0%, 5/15/44	167,349
40,993	Government National Mortgage Association I,
	4.0%, 8/15/44	43,980
63,703	Government National Mortgage Association I,
	4.0%, 8/15/44	68,343
131,964	Government National Mortgage Association I,
	4.0%, 8/15/44	144,411
571,335	Government National Mortgage Association I,
	4.0%, 8/15/44	630,556
620,368	Government National Mortgage Association I,
	4.0%, 8/15/44	687,233
4,817	Government National Mortgage Association I,
	4.0%, 9/15/44	5,281
56,976	Government National Mortgage Association I,
	4.0%, 9/15/44	61,611
107,733	Government National Mortgage Association I,
	4.0%, 9/15/44	119,302
125,709	Government National Mortgage Association I,
	4.0%, 9/15/44	135,625
141,453	Government National Mortgage Association I,
	4.0%, 9/15/44	156,093
171,523	Government National Mortgage Association I,
	4.0%, 9/15/44	188,098
174,307	Government National Mortgage Association I,
	4.0%, 9/15/44	187,479

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 71

Schedule of Investments | 3/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
460,771	Government National Mortgage Association I,
	4.0%, 9/15/44	$ 507,857
538,906	Government National Mortgage Association I,
	4.0%, 9/15/44	583,809
930,070	Government National Mortgage Association I,
	4.0%, 9/15/44	1,030,377
1,100,037	Government National Mortgage Association I,
	4.0%, 9/15/44	1,212,394
1,480,964	Government National Mortgage Association I,
	4.0%, 9/15/44	1,640,476
2,183,326	Government National Mortgage Association I,
	4.0%, 9/15/44	2,417,790
31,260	Government National Mortgage Association I,
	4.0%, 10/15/44	33,726
37,717	Government National Mortgage Association I,
	4.0%, 10/15/44	40,432
204,071	Government National Mortgage Association I,
	4.0%, 10/15/44	218,847
12,185	Government National Mortgage Association I,
	4.0%, 11/15/44	13,425
20,712	Government National Mortgage Association I,
	4.0%, 11/15/44	22,943
32,957	Government National Mortgage Association I,
	4.0%, 11/15/44	35,350
102,785	Government National Mortgage Association I,
	4.0%, 11/15/44	110,581
3,926	Government National Mortgage Association I,
	4.0%, 12/15/44	4,215
52,469	Government National Mortgage Association I,
	4.0%, 12/15/44	57,766
55,377	Government National Mortgage Association I,
	4.0%, 12/15/44	60,702
138,482	Government National Mortgage Association I,
	4.0%, 12/15/44	148,224
187,135	Government National Mortgage Association I,
	4.0%, 12/15/44	202,770
397,510	Government National Mortgage Association I,
	4.0%, 12/15/44	440,343
61,259	Government National Mortgage Association I,
	4.0%, 1/15/45	65,577
358,217	Government National Mortgage Association I,
	4.0%, 1/15/45	396,686

The accompanying notes are an integral part of these financial statements.
72 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
471,467	Government National Mortgage Association I,
	4.0%, 1/15/45	$ 507,345
635,752	Government National Mortgage Association I,
	4.0%, 1/15/45	694,583
58,208	Government National Mortgage Association I,
	4.0%, 2/15/45	62,299
73,842	Government National Mortgage Association I,
	4.0%, 2/15/45	79,281
110,709	Government National Mortgage Association I,
	4.0%, 2/15/45	122,322
182,336	Government National Mortgage Association I,
	4.0%, 2/15/45	197,419
281,192	Government National Mortgage Association I,
	4.0%, 2/15/45	301,515
613,874	Government National Mortgage Association I,
	4.0%, 2/15/45	674,692
161,100	Government National Mortgage Association I,
	4.0%, 3/15/45	172,440
118,667	Government National Mortgage Association I,
	4.0%, 4/15/45	127,139
87,039	Government National Mortgage Association I,
	4.0%, 5/15/45	96,267
32,243	Government National Mortgage Association I,
	4.0%, 7/15/45	35,610
130,247	Government National Mortgage Association I,
	4.0%, 9/15/45	143,638
90,782	Government National Mortgage Association I,
	4.5%, 9/15/33	102,062
79,746	Government National Mortgage Association I,
	4.5%, 10/15/33	89,960
45,998	Government National Mortgage Association I,
	4.5%, 4/15/35	51,607
714,719	Government National Mortgage Association I,
	4.5%, 3/15/38	800,685
289,797	Government National Mortgage Association I,
	4.5%, 1/15/40	328,943
387,708	Government National Mortgage Association I,
	4.5%, 6/15/40	435,066
150,915	Government National Mortgage Association I,
	4.5%, 9/15/40	170,531
728,456	Government National Mortgage Association I,
	4.5%, 11/15/40	821,472

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 73

Schedule of Investments | 3/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
233,672	Government National Mortgage Association I,
	4.5%, 6/15/41	$ 260,657
856,234	Government National Mortgage Association I,
	4.5%, 6/15/41	967,324
249,229	Government National Mortgage Association I,
	4.5%, 7/15/41	280,844
461,107	Government National Mortgage Association I,
	4.5%, 8/15/41	517,429
241,969	Government National Mortgage Association I,
	5.0%, 9/15/33	281,746
54,217	Government National Mortgage Association I,
	5.125%, 10/15/38	61,065
39,316	Government National Mortgage Association I,
	5.5%, 7/15/33	45,387
75,794	Government National Mortgage Association I,
	5.5%, 1/15/34	87,868
57,947	Government National Mortgage Association I,
	5.5%, 4/15/34	67,103
101,138	Government National Mortgage Association I,
	5.5%, 7/15/34	117,210
97,769	Government National Mortgage Association I,
	5.5%, 10/15/34	110,122
68,428	Government National Mortgage Association I,
	5.5%, 1/15/35	78,976
82,821	Government National Mortgage Association I,
	5.5%, 2/15/35	91,986
149,230	Government National Mortgage Association I,
	5.5%, 2/15/35	174,073
47,474	Government National Mortgage Association I,
	5.5%, 6/15/35	54,974
26,324	Government National Mortgage Association I,
	5.5%, 12/15/35	29,246
5	Government National Mortgage Association I,
	5.5%, 2/15/37	6
12,665	Government National Mortgage Association I,
	5.5%, 3/15/37	14,088
48,948	Government National Mortgage Association I,
	5.5%, 3/15/37	54,318
17,850	Government National Mortgage Association I,
	5.75%, 10/15/38	20,060
135,055	Government National Mortgage Association I,
	5.75%, 10/15/38	150,822
60,758	Government National Mortgage Association I,
	6.0%, 8/15/32	72,822

The accompanying notes are an integral part of these financial statements.
74 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
43,168	Government National Mortgage Association I,
	6.0%, 1/15/33	$ 51,719
32,818	Government National Mortgage Association I,
	6.0%, 2/15/33		39,385
62,835	Government National Mortgage Association I,
	6.0%, 2/15/33		75,144
2,384	Government National Mortgage Association I,
	6.0%, 3/15/33		2,686
20,843	Government National Mortgage Association I,
	6.0%, 3/15/33		24,737
45,438	Government National Mortgage Association I,
	6.0%, 3/15/33		54,179
7,477	Government National Mortgage Association I,
	6.0%, 5/15/33		8,387
72,532	Government National Mortgage Association I,
	6.0%, 5/15/33		83,171
121,722	Government National Mortgage Association I,
	6.0%, 5/15/33		136,940
38,466	Government National Mortgage Association I,
	6.0%, 6/15/33		46,150
89,617	Government National Mortgage Association I,
	6.0%, 6/15/33		105,925
30,482	Government National Mortgage Association I,
	6.0%, 7/15/33		34,633
70,865	Government National Mortgage Association I,
	6.0%, 7/15/33		82,652
6,835	Government National Mortgage Association I,
	6.0%, 9/15/33		7,679
18,916	Government National Mortgage Association I,
	6.0%, 9/15/33		21,249
100,798	Government National Mortgage Association I,
	6.0%, 11/15/33		113,505
25,982	Government National Mortgage Association I,
	6.0%, 1/15/34		31,118
151,912	Government National Mortgage Association I,
	6.0%, 10/15/37		180,786
189,167	Government National Mortgage Association I,
	6.0%, 7/15/38		226,921
5,164	Government National Mortgage Association I,
	6.5%, 1/15/29		5,766
671	Government National Mortgage Association I,
	6.5%, 5/15/29		775
559	Government National Mortgage Association I,
	6.5%, 10/15/31		624

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 75

Schedule of Investments | 3/31/21
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
1,096	Government National Mortgage Association I,
	6.5%, 10/15/31	$ 1,224
165	Government National Mortgage Association I,
	6.5%, 12/15/31	193
1,292	Government National Mortgage Association I,
	6.5%, 2/15/32	1,520
696	Government National Mortgage Association I,
	6.5%, 3/15/32	819
3,001	Government National Mortgage Association I,
	6.5%, 5/15/32	3,351
2,542	Government National Mortgage Association I,
	6.5%, 6/15/32	2,839
2,599	Government National Mortgage Association I,
	6.5%, 6/15/32	2,924
2,442	Government National Mortgage Association I,
	6.5%, 7/15/32	2,727
3,836	Government National Mortgage Association I,
	6.5%, 7/15/32	4,323
1,547	Government National Mortgage Association I,
	6.5%, 8/15/32	1,749
1,588	Government National Mortgage Association I,
	6.5%, 8/15/32	1,787
13,309	Government National Mortgage Association I,
	6.5%, 8/15/32	15,140
16,808	Government National Mortgage Association I,
	6.5%, 9/15/32	18,769
29,878	Government National Mortgage Association I,
	6.5%, 9/15/32	33,364
10,110	Government National Mortgage Association I,
	6.5%, 10/15/32	11,290
23,205	Government National Mortgage Association I,
	6.5%, 11/15/32	27,480
19,638	Government National Mortgage Association I,
	6.5%, 7/15/35	22,746
129	Government National Mortgage Association I,
	7.0%, 5/15/29	143
289	Government National Mortgage Association I,
	7.0%, 5/15/29	324
2,253	Government National Mortgage Association I,
	7.0%, 8/15/29	2,260
186	Government National Mortgage Association I,
	7.0%, 5/15/31	187
648,328	Government National Mortgage Association II,
	3.5%, 4/20/45	700,436

The accompanying notes are an integral part of these financial statements.
76 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS— (continued)
1,023,447	Government National Mortgage Association II,
	3.5%, 4/20/45	$ 1,110,619
1,433,250	Government National Mortgage Association II,
	3.5%, 4/20/45	1,554,087
1,699,383	Government National Mortgage Association II,
	3.5%, 3/20/46	1,861,291
4,235,201	Government National Mortgage Association II,
	4.0%, 10/20/46	4,627,184
1,443,717	Government National Mortgage Association II,
	4.0%, 2/20/48	1,597,934
1,764,485	Government National Mortgage Association II,
	4.0%, 4/20/48	1,952,976
260,422	Government National Mortgage Association II,
	4.5%, 12/20/34	292,199
212,689	Government National Mortgage Association II,
	4.5%, 1/20/35	238,619
193,137	Government National Mortgage Association II,
	4.5%, 3/20/35	216,652
1,740,678	Government National Mortgage Association II,
	4.5%, 9/20/41	1,951,942
2,530,969	Government National Mortgage Association II,
	4.5%, 9/20/44	2,729,882
1,133,382	Government National Mortgage Association II,
	4.5%, 10/20/44	1,270,669
2,391,720	Government National Mortgage Association II,
	4.5%, 11/20/44	2,681,726
57,008	Government National Mortgage Association II,
	5.5%, 3/20/34	66,629
2,056	Government National Mortgage Association II,
	5.5%, 10/20/37	2,276
23,322	Government National Mortgage Association II,
	6.0%, 5/20/32	26,727
83,028	Government National Mortgage Association II,
	6.0%, 10/20/33	97,787
106	Government National Mortgage Association II,
	6.5%, 1/20/28	119
2,130	Government National Mortgage Association II,
	7.0%, 1/20/29	2,435
75,000,000(g)	U.S. Treasury Bills, 4/1/21	75,000,000
80,000,000(g)	U.S. Treasury Bills, 4/13/21	79,999,866
27,136,612	U.S. Treasury Inflation Indexed Bonds, 0.25%, 2/15/50	28,153,175
62,521,492	U.S. Treasury Inflation Indexed Bonds, 1.0%, 2/15/49	77,765,990
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $839,273,980)	$ 857,447,804

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 77

Schedule of Investments | 3/31/21
(unaudited) (continued)
Shares		Value
RIGHTS/WARRANTS — 0.0%† of Net Assets
Oil, Gas & Consumable Fuels — 0.0%†
365(a)(l)	Alpha Metallurgical Resources, Inc.	$ 840
1,880,020(m)	ANR, Inc., 3/31/23	8,272
	Total Oil, Gas & Consumable Fuels	$ 9,112
TOTAL RIGHTS/WARRANTS
	(Cost $234,627)	$ 9,112

Number of				Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date	Value
OVER THE COUNTER (OTC) CALL OPTIONS
PURCHASED — 0.0%
209,523^(n)	Desarrolladora	Bank of	MXN —	MXN 0.01(o)	10/23/22	$ —
	Homex	New York
	SAB de CV	Mellon Corp.
209,523^(p)	Desarrolladora	Bank of	MXN —	MXN 0.01(o)	10/23/22	$ —
	Homex	New York
	SAB de CV	Mellon Corp.
$ —
TOTAL OVER THE COUNTER (OTC) CALL OPTIONS
PURCHASED
	(Premiums paid $0)					$ —
OVER THE COUNTER (OTC) CURRENCY PUT
OPTIONS PURCHASED — 0.0%†
18,995,500	Put EUR	Bank of	EUR314,365	EUR1.11	6/4/21	$ 7,418
	Call USD	America NA
37,650,000	Put EUR	JPMorgan	EUR244,341	EUR1.15	5/17/21	92,984
	Call USD	Chase Bank NA
$ 100,402

TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
OPTIONS PURCHASED
(Premiums paid $558,706)	$ 100,402
TOTAL OPTIONS PURCHASED
(Premiums paid $558,706)	$ 100,402
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 101.0%
(Cost $4,452,794,788)	$4,527,659,553

The accompanying notes are an integral part of these financial statements.
78 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Number of				Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date	Value
OVER THE COUNTER (OTC) CURRENCY CALL
OPTIONS WRITTEN — (0.0)%†
(18,995,500)	Call EUR	Bank of	EUR314,365	EUR1.17	6/4/21	$ (241,695)
	Put USD	America NA
(37,650,000)	Call EUR	JPMorgan	EUR244,341	EUR1.24	5/17/21	(3,444)
	Put USD	Chase Bank NA
$ (245,139)
TOTAL OVER THE COUNTER (OTC) CURRENCY CALL
OPTIONS WRITTEN
	(Premiums received $(558,706))					$ (245,139
	OTHER ASSETS AND LIABILITIES — (1.0)%					$ (44,032,592)
	NET ASSETS — 100.0%					$4,483,381,822

bps              Basis Points.
BADLARPP  Argentine Deposit Rate Badlar Private Banks 30-35 Days.
CMT             Constant Maturity Treasury Index.
EURIBOR     Euro Interbank Offered Rate.
FRESB         Freddie Mac Multifamily SB Certificates.
FREMF         Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
ICE               Intercontinental Exchange.
LIBOR           London Interbank Offered Rate.
REIT             Real Estate Investment Trust.
REMICS        Real Estate Mortgage Investment Conduits.
SOFRRATE   Secured Overnight Financing Rate.
(144A)            Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified  institutional buyers in a transaction exempt from registration. At March 31, 2021, the value of these securities amounted to $2,414,630,632, or 53.9% of net assets.
(TBA)             “To Be Announced” Securities.
†                   Amount rounds to less than 0.1%.
*                    Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2021.
+                   Security that used significant unobservable inputs to determine its value.
^                    Security is valued using fair value methods (other than supplied by independent pricing services).
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 79

Schedule of Investments | 3/31/21
(unaudited) (continued)
(a) Non-income producing security.
(b)  Security is perpetual in nature and has no stated maturity date.
(c)  Floating rate note. Coupon rate, reference index and spread shown at March 31, 2021.
(d)  The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at March 31, 2021.
(e)  Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at March 31, 2021.
(f)  Security represents the interest-only portion payments on a pool of underlying mortgages or mortgage-backed securities.
(g)  Security issued with a zero coupon. Income is recognized through accretion of discount. (h) Issued as participation notes.
(i)  Issued as preference shares.
(j)  Consists of Revenue Bonds unless otherwise indicated.
(k) This term loan will settle after March 31, 2021, at which time the interest rate will be determined.
(l)  Alpha Metallurgical Resources, Inc. warrants are exercisable into 365 shares. (m) ANR, Inc., 3/31/23 warrants are exercisable into 1,880,020 shares.
(n) Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 12.5 billion.
(o) Strike price is 1 Mexican Peso (MXN).
(p) Option does not become effective until underlying company’s outstanding common shares reach a market capitalization of MXN 15.5 billion.
#   Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Acorn Re	7/3/2018	$ 999,240	$ 1,007,000
Ailsa Re 2019	6/4/2019	2,000,000	2,120,344
Alamo Re	3/24/2021	1,253,092	1,251,500
Alturas Re 2019-1	12/20/2018	2,201	10,065
Alturas Re 2019-2	12/19/2018	33,410	88,734
Alturas Re 2020-1B	1/1/2020	357,085	163,474
Alturas Re 2020-2	1/1/2020	360,465	451,951
Alturas Re 2020-3	7/1/2020	250,000	249,500
Alturas Re 2021-2	2/16/2021	2,639,535	2,611,028
Ballybunion Re	12/31/2019	6,016,157	6,270,334
Ballybunion Re 2020-3	1/21/2021	2,837,136	2,831,231
Bantry Re 2016	2/6/2019	322,400	322,400
Bantry Re 2017	2/6/2019	175,392	175,323
Bantry Re 2018	2/6/2019	28,446	28,500
Bantry Re 2019	2/1/2019	—	135,855
Bantry Re 2020	2/4/2020	212,369	558,690
Bantry Re 2021	1/11/2021	3,932,000	4,018,262
Berwick Re 2017-1	1/5/2017	119,551	119,325
Berwick Re 2018-1	1/10/2018	2,296,058	1,337,865

The accompanying notes are an integral part of these financial statements.
80 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Restricted Securities	Acquisition date	Cost	Value
Berwick Re 2019-1	12/31/2018	$1,188,696	$ 1,188,780
Berwick Re 2020-1	9/24/2020	—	200
Berwick Re 2021-1	12/28/2020	3,000,000	3,050,100
Blue Lotus Re	12/20/2017	—	53,725
Bonanza Re	12/15/2020	750,000	756,600
Carnoustie Re 2017	1/5/2017	2,422,271	1,342,778
Carnoustie Re 2019	12/31/2018	—	1,900
Carnoustie Re 2020	7/16/2020	127,996	285,600
Carnoustie Re 2021	1/25/2021	1,390,289	1,413,981
Castle Stuart Re 2018	12/20/2017	651,513	87,498
Cedar Re 2020	7/31/2020	—	67,531
Denning Re	11/9/2020	2,545,707	2,602,604
Dingle Re 2019	3/4/2019	—	12,315
Dingle Re 2020	2/13/2020	512,325	568,971
Easton Re Pte	12/15/2020	900,000	905,850
Eden Re II	12/15/2017	9,263	126,329
Eden Re II	1/23/2018	5,374	183,624
Eden Re II	12/23/2019	700,000	849,310
Eden Re II	1/22/2019	8,633	425,930
Eden Re II, Series B	1/25/2021	6,300,000	6,076,350
First Coast Re 2017-1 Ltd.	3/26/2021	1,757,137	1,755,075
FloodSmart Re Ltd.	2/16/2021	1,000,000	998,700
FloodSmart Re Ltd.	2/9/2021	759,251	757,500
Formby Re 2018	7/9/2018	193,072	243,588
Four Lakes Re	11/5/2020	1,500,000	1,491,150
Four Lakes Re	11/5/2020	1,500,000	1,479,750
Gleneagles Re 2016	1/14/2016	—	202,800
Gleneagles Re 2018	12/27/2017	120,409	177,450
Gleneagles Re 2019	12/31/2018	—	25,849
Gleneagles Re 2020	6/24/2020	63,194	180,199
Gleneagles Re 2021	1/13/2021	1,250,000	1,279,922
Gullane Re 2018	3/26/2018	282,712	466,706
Gullane Re 2021	1/13/2021	5,000,000	5,097,057
Harambee Re 2018	12/19/2017	152,586	10,800
Harambee Re 2019	12/20/2018	—	42,000
Harambee Re 2020	2/27/2020	122,594	322,200
Herbie Re	10/19/2020	500,000	527,900
Hypatia, Ltd.	7/10/2020	1,000,000	1,064,000
International Bank for
Reconstruction & Development	2/28/2020	250,000	252,750
Isosceles Re 2020	6/8/2020	—	26,000
Limestone Re	6/20/2018	103,587	228,830
Limestone Re	12/15/2016	71,990	125,376
Limestone Re 2016-1	12/15/2016	990	1,000

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 81

Schedule of Investments | 3/31/21
(unaudited) (continued)

Restricted Securities	Acquisition date	Cost	Value
Limestone Re 2016-1	12/15/2016	$ 7,096	$ 7,164
Limestone Re 2018	6/20/2018	7,000	1
Limestone Re 2019-B	12/15/2016	11,622	—
Limestone Re 2020-1	12/27/2019	152,979	266,424
Limestone Re 2020-2	6/20/2018	1,110,000	1,199,133
Lion II Re, DAC	6/21/2017	1,671,525	1,766,086
Lion Rock Re 2019	12/17/2018	—	20,250
Lion Rock Re 2020	3/27/2020	—	19,900
Lion Rock Re 2021	3/1/2021	500,000	531,800
Liphook Re 2020	7/14/2020	939,839	1,029,778
Longpoint Re III	5/17/2018	2,600,000	2,607,020
Lorenz Re 2018	6/26/2018	1,361,342	64,200
Lorenz Re 2019	7/10/2019	811,591	119,627
Lorenz Re 2020	8/12/2020	1,717,287	1,779,625
Lorenz Re 2020	8/11/2020	1,282,713	1,329,275
Matterhorn Re	6/25/2020	1,165,220	1,165,375
Matterhorn Re	4/30/2020	250,000	255,325
Matterhorn Re	11/24/2020	1,500,000	1,504,350
Matterhorn Re	6/25/2020	1,250,000	1,289,375
Matterhorn Re	11/24/2020	2,000,000	2,008,000
Merion Re 2018-2	12/28/2017	349,793	1,406,750
Merion Re 2021-1	1/8/2021	216,277	223,892
Merion Re 2021-2	12/28/2020	9,000,000	9,215,329
Mona Lisa Re	12/30/2019	500,000	509,000
Northshore Re II	12/2/2020	500,000	512,000
Oakmont Re 2017	5/10/2017	—	36,750
Oakmont Re 2020	12/3/2020	1,367,741	1,597,209
Old Head Re 2021	1/22/2021	455,564	491,918
Pangaea Re 2016-2	5/31/2016	—	10,967
Pangaea Re 2018-1	12/26/2017	679,284	100,009
Pangaea Re 2018-3	5/31/2018	1,710,113	147,278
Pangaea Re 2019-1	1/9/2019	40,855	81,087
Pangaea Re 2019-3	7/25/2019	156,622	187,794
Pangaea Re 2020-1	1/21/2020	—	81,717
Pangaea Re 2020-1	1/19/2021	4,500,000	4,594,785
Pangaea Re 2020-3	9/15/2020	3,500,000	3,794,547
Phoenix One Re	12/21/2020	1,000,000	1,007,700
Pine Valley Re 2021	12/30/2020	467,165	472,010
Port Royal Re 2019	5/20/2019	1,058,755	1,201,482
Portrush Re 2017	6/12/2017	1,687,366	1,403,820
Residential Reinsurance 2020	10/30/2020	1,500,000	1,520,250
Residential Reinsurance 2020 Ltd.	10/30/2020	1,250,000	1,257,125

The accompanying notes are an integral part of these financial statements.
82 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Restricted Securities	Acquisition date	Cost	Value
Resilience Re	4/13/2017	$ 14,703	$ 450
Sanders Re	6/12/2020	244,371	249,275
Sanders Re II, Ltd.	5/20/2020	250,000	255,000
Sector Re V	4/29/2020	1,696,451	1,840,735
Sector Re V	1/1/2020	155,997	370,441
Sector Re V	4/29/2020	540,000	642,359
Sector Re V	12/4/2018	684,151	422,027
Sector Re V	12/21/2020	2,753,972	2,675,344
Sector Re V, Ltd.	4/24/2020	710,000	844,584
Sector Re V, Series 8, Class D	12/14/2018	220,006	141,370
Sector Re V, Series 9, Class A	4/23/2019	360,000	202,796
Sector Re V, Series 9, Class C	12/4/2019	150,000	356,200
Sector Re V, Series 9, Class G	5/1/2019	3,608	60,171
Seminole Re 2018	1/2/2018	7,257	21,023
St. Andrews Re 2017-1	1/5/2017	396,667	396,969
St. Andrews Re 2017-4	3/31/2017	—	256,526
Sussex Capital UK Pcc Ltd.	12/7/2020	750,000	764,250
Sussex Re 2020-1	1/21/2020	—	240,406
Sussex Re 2021-1	1/26/2021	1,000,000	996,000
Thopas Re 2018	12/12/2017	135,766	6,300
Thopas Re 2019	12/21/2018	113,674	125,400
Thopas Re 2020	12/30/2019	—	13,200
Thopas Re 2021	12/30/2020	5,000,000	5,002,500
Ursa Re	11/20/2019	1,800,000	1,822,680
Ursa Re II Ltd.	10/8/2020	3,000,000	3,066,300
Versutus Re 2018	1/31/2018	19,037	9,900
Versutus Re 2019-A	1/28/2019	—	49,246
Versutus Re 2019-B	12/24/2018	—	15,854
Viribus Re 2018	12/22/2017	101,938	—
Viribus Re 2019	12/27/2018	—	150,745
Viribus Re 2020	3/12/2020	421,904	23,596
Viribus Re 2021	2/1/2021	3,717,666	3,890,166
Vitality Re X	2/3/2020	1,498,908	1,492,500
Vitality Re XI	1/31/2020	496,973	487,250
Walton Health Re 2018	6/25/2018	401,162	191,181
Walton Health Re 2019	7/18/2019	185,097	252,101
White Heron Re 2020	7/21/2020	—	57,900
Woburn Re 2018	3/20/2018	646,261	134,042
Woburn Re 2019	1/30/2019	923,911	1,046,589
Total Restricted Securities			$135,897,462
% of Net assets			3.0%

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 83

Schedule of Investments | 3/31/21
(unaudited) (continued)
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

						Unrealized
Currency	In	Currency			Settlement	Appreciation
Purchased	Exchange for	Sold	Deliver	Counterparty	Date	(Depreciation)
EUR	17,520,000	USD	(21,228,411)	Bank of	4/28/21	$ (672,920)
				America NA
EUR	11,800,000	USD	(13,992,255)	Bank of	6/25/21	(130,222)
				America NA
SEK	550,489,630	USD	(66,423,848)	Bank of	4/29/21	(3,371,325)
				America NA
EUR	8,470,000	USD	(10,262,125)	Bank of	4/28/21	(324,624)
				New York
				Mellon Corp.
PLN	42,510,000	EUR	(9,477,346)	Bank of	5/24/21	(365,627)
				New York
				Mellon Corp.
USD	7,701,802	GBP	(5,519,999)	Bank of	5/24/21	94,379
				New York
				Mellon Corp.
USD	19,474,855	MXN	(393,347,000)	Bank of	4/29/21	279,588
				New York
				Mellon Corp.
USD	3,055,356	EUR	(2,600,000)	Brown Brothers	6/25/21	1,010
				Harriman & Co.
USD	24,299,645	SEK	(200,000,000)	Brown Brothers	4/29/21	1,391,848
				Harriman & Co.
EUR	2,319,356	NOK	(23,550,000)	Citibank NA	4/6/21	(31,852)
EGP	88,658,254	USD	(5,541,141)	Goldman Sachs	5/26/21	24,192
				International
MXN	47,000,000	USD	(2,257,322)	Goldman Sachs	4/29/21	36,270
				International
CZK	243,205,000	USD	(11,344,649)	HSBC Bank	4/29/21	(418,287)
				USA NA
EUR	25,000,000	USD	(30,509,233)	HSBC Bank	4/28/21	(1,177,767)
				USA NA
INR	1,640,000,000	USD	(22,175,048)	HSBC Bank	4/30/21	168,005
				USA NA
NOK	207,511,411	EUR	(19,784,330)	HSBC Bank	4/6/21	1,046,137
				USA NA
NOK	347,582,322	USD	(40,373,076)	HSBC Bank	5/4/21	242,532
				USA NA
PEN	80,225,000	USD	(21,955,728)	HSBC Bank	5/26/21	(529,942)
				USA NA
SGD	30,238,341	USD	(22,713,172)	HSBC Bank	6/4/21	(241,209)
				USA NA
IDR	120,000,000,000	USD	(8,265,032)	JPMorgan	5/28/21	(37,824)
				Chase Bank NA
SEK	231,334,943	EUR	(22,702,949)	JPMorgan	6/2/21	(151,652)
				Chase Bank NA

The accompanying notes are an integral part of these financial statements.
84 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

						Unrealized
Currency	In	Currency			Settlement	Appreciation
Purchased	Exchange for	Sold	Deliver	Counterparty	Date	(Depreciation)
AUD	63,343,623	USD	(50,079,247)	State Street	5/26/21	$ (1,917,578)
				Bank & Trust Co.
EUR	1,915,000	USD	(2,287,421)	State Street	5/24/21	(39,359)
				Bank & Trust Co.
KRW	26,325,549,644	USD	(23,388,223)	State Street	6/4/21	(59,483)
				Bank & Trust Co.
USD	3,736,315	EUR	(3,100,000)	State Street .	4/28/21	99,213
				Bank & Trust Co.
USD	40,547,609	EUR	(33,270,000)	State Street	5/24/21	1,491,208
				Bank & Trust Co.
USD	8,914,429	GBP	(6,460,000)	State Street	5/24/21	11,538
				Bank & Trust Co.
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$(4,583,751)

FUTURES CONTRACTS
FIXED INCOME INDEX FUTURES CONTRACTS

Number of
Contracts		Expiration	Notional	Market	Unrealized
Long	Description	Date	Amount	Value	(Depreciation)
623	U.S. 2 Year	6/30/21	$ 137,638,937	$ 137,512,648	$ (126,289)
	Note (CBT)
315	U.S. 10 Year	6/21/21	41,628,500	41,245,313	(383,187)
	Note (CBT)
508	U.S. 10 Year	6/21/21	73,269,438	72,993,250	(276,188)
	Ultra
1,074	U.S. Ultra	6/21/21	205,293,415	194,628,938	(10,664,477)
	Bond (CBT)
			$ 457,830,290	$ 446,380,149	$ (11,450,141)

Number of					Unrealized
Contracts		Expiration	Notional	Market	Appreciation
Short	Description	Date	Amount	Value	(Depreciation)
987	Euro-Bobl	6/8/21	$(156,279,556)	$(156,349,003)	$ (69,447)
2,187	Euro-Bund	6/8/21	(439,765,114)	(439,280,930)	484,184
46	U.S. 5 Year	6/30/21	(5,748,140)	(5,676,328)	71,812
	Note (CBT)
1,230	U.S. Long	6/21/21	(198,750,704)	(190,150,313)	8,600,391
	Bond (CBT)
			$(800,543,514)	$(791,456,574)	$ 9,086,940
TOTAL FUTURES CONTRACTS			$(342,713,224)	$(345,076,425)	$(2,363,201)

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 85

Schedule of Investments | 3/31/21
(unaudited) (continued)
SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACT — SELL PROTECTION
			Annual
Notional	Reference	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Obligation/Index	Receive(2)	Rate	Date	(Received)	Appreciation	Value
2,460,000	Markit CDX North	Receive	5.00%	12/20/25	$(16,058)	$243,320	$227,262
	America High Yield
	Index Series 35
TOTAL CENTRALLY CLEARED CREDIT DEFAULT
SWAP CONTRACT – SELL PROTECTION					$(16,058)	$243,320	$227,262

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS — SELL PROTECTION

		Reference		Annual
Notional		Obligation/	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Counterparty	Index	Receive(2)	Rate	Date	Paid	Appreciation	Value
7,280,000	JPMorgan	Delta Air	Receive	5.00%	12/20/25	$ 453,760	$ 265,451	$ 719,211
	Chase	Lines, Inc.
	Bank NA
7,280,000	JPMorgan	United	Receive	5.00%	12/20/25	(275,022)	600,683	325,661
	Chase	Airlines
	Bank NA	Holdings, Inc.
1,455,000	JPMorgan	United	Receive	5.00%	12/20/25	(58,402)	123,490	65,088
	Chase	Airlines
	Bank NA	Holdings, Inc.
2,425,000	JPMorgan	United	Receive	5.00%	12/20/25	(94,306)	203,458	109,152
	Chase	Airlines
	Bank NA	Holdings, Inc.
4,860,000	JPMorgan	United	Receive	5.00%	12/20/25	(213,300)	430,705	217,405
	Chase	Airlines
	Bank NA	Holdings, Inc.
2,000,000	JPMorgan	United	Receive	5.00%	12/20/25	(105,278)	194,745	89,467
	Chase	Airlines
	Bank NA	Holdings, Inc.
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT
SWAP CONTRACTS - SELL PROTECTION						$(292,548)	$1,818,532	$1,525,984

OVER THE COUNTER (OTC) TOTAL RETURN SWAP CONTRACT — SELL PROTECTION

		Reference		Annual		Premiums
Notional		Obligation/	Pay/	Fixed	Expiration	Paid/	Unrealized	Market
Amount ($)(1)	Counterparty	Index	Receive(2)	Rate	Date	(Received)	Appreciation	Value
293,603,090	JPMorgan	China	Receive	5.00%	11/19/30	$45,128,743	$ 194,147	$45,322,890
	Chase	Government
	Bank NA	Bond
TOTAL OVER THE COUNTER (OTC) TOTAL RETURN SWAP
CONTRACT — SELL PROTECTION						$45,128,743	$ 194,147	$45,322,890
TOTAL SWAP CONTRACTS						$44,820,137	$ 2,255,999	$47,076,136

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2) Receives quarterly.
The accompanying notes are an integral part of these financial statements.
86 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
ARS — Argentine Peso
AUD — Australian Dollar
CNY — China Yuan Renminbi
CZK — Czech Koruna
EGP — Egyptian Pound
EUR — Euro
GBP — Great British Pound
GHS — Ghanian Cedi
IDR — Indonesian Rupiah
INR — Indian Rupee
KRW — Korean Won
KZT — Kazakhstan Tenge
MXN — Mexican Peso
NOK — Norwegian Krone
PEN — Peruvian Sol
PLN — Polish Zloty
SEK — Swedish Krona
SGD — Singapore Dollar
UYU — Uruguayan Peso
UZS — Uzbekistan Som
Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 2021 were as follows:
	Purchases	Sales
Long-Term U.S. Government Securities	$ 276,966,824	$ 319,578,570
Other Long-Term Securities	$1,124,164,230	$1,329,991,972
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended March 31, 2021, the Fund did not engage in any cross trade activity.
At March 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $4,508,785,346 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 198,447,385
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(139,689,133)
Net unrealized appreciation	$ 58,758,252

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 87

Schedule of Investments | 3/31/21
(unaudited) (continued)
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – unadjusted quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements—Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The following is a summary of the inputs used as of March 31, 2021, in valuing the Fund’s investments:
	Level 1	Level 2	Level 3	Total
Common Stocks
Oil, Gas & Consumable
Fuels	$10,266	$286,965	$—	$297,231
Paper & Forest Products	—	6,513	—	6,513
Specialty Retail	—	—	170,668	170,668
All Other Common Stocks	240,070	—	—	240,070
Convertible Preferred
Stocks	106,956,498	—	—	106,956,498
Preferred Stock	—	3,461,250	—	3,461,250
Asset Backed Securities	—	445,707,686	—	445,707,686
Collateralized Mortgage
Obligations	—	638,914,871	—	638,914,871
Commercial Mortgage-
Backed Securities	—	296,870,202	—	296,870,202
Convertible Corporate
Bonds	—	28,507,077	—	28,507,077
Corporate Bonds	—	1,740,849,525	—	1,740,849,525
Foreign Government
Bonds	—	222,002,333	—	222,002,333
Insurance-Linked
Securities
Collateralized
Reinsurance
Multiperil –
Massachusetts	—	—	2,602,604	2,602,604
Multiperil - U.S.	—	—	10,884,333	10,884,333
Multiperil -
U.S. Regional	—	—	2,120,344	2,120,344
Multiperil -
Worldwide	—	—	3,480,502	3,480,502
Windstorm - Florida	—	—	1,714,939	1,714,939
Windstorm -
North Carolina	—	—	26,000	26,000
Windstorm -
U.S. Multistate	—	—	57,900	57,900
Windstorm -
U.S. Regional	—	—	2,663,737	2,663,737

The accompanying notes are an integral part of these financial statements.
88 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

	Level 1	Level 2	Level 3	Total
Reinsurance Sidecars
Multiperil - U.S.	$—	$—	$3,506,757	$3,506,757
Multiperil - Worldwide	—	—	74,061,410	74,061,410
All Other Insurance-
Linked Securities	—	34,778,936	—	34,778,936
Municipal Bond	—	2,396,443	—	2,396,443
Senior Secured Floating
Rate Loan
Interests	—	47,824,406	—	47,824,406
U.S. Government and
Agency Obligations	—	857,447,804	—	857,447,804
Rights/Warrants	—	9,112	—	9,112
Over The Counter
(OTC) Call Option
Purchased	—	— *	—	— *
Over The Counter
(OTC) Currency Put
Option Purchased	—	100,402	—	100,402
Total Investments
in Securities	$107,206,834	$4,319,163,525	$101,289,194	$4,527,659,553
Other Financial Instruments
Over The Counter (OTC)
Currency Call
Option Written	$—	$(245,139)	$—	$(245,139)
Net unrealized
depreciation on forward
foreign currency
exchange contracts	—	(4,583,751)	—	(4,583,751)
Net unrealized
depreciation on
futures contracts	(2,363,201)	—	—	(2,363,201)
Swap contracts, at value	—	47,076,136	—	47,076,136
Total Other
Financial Instruments	$(2,363,201)	$42,247,246	$—	$39,884,045

* Securities valued at $0.

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 89

Schedule of Investments | 3/31/21
(unaudited) (continued)
The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):
		Insurance-
	Common	Linked
	Stocks	Securities	Total
Balance as of 9/30/20	$434,207	$115,767,812	$116,202,019
Realized gain (loss)(1)	—	(274,395)	(274,395)
Changed in unrealized appreciation (depreciation)(2)	23,425	(296,290)	(272,865)
Accrued discounts/premiums	—	11,009	11,009
Purchases	—	59,315,198	59,315,198
Sales	—	(71,660,115)	(71,660,115)
Transfers in to Level 3*	—	—	—
Transfers out of Level 3*	(286,964)	(1,744,693)	(2,031,657)
Balance as of 3/31/21	$170,668	$101,118,526	$101,289,194

(1)  Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)  Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*    Transfers are calculated on the beginning of period values. During the six months ended March 31, 2021 investments having aggregate value of $2,031,657 were transferred out of Level 3 to Level 2, as there were significant observable inputs available to determine their value. There were no other transfers in or out of Level 3.
Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered
Level 3 at March 31, 2021:	$106,850

The accompanying notes are an integral part of these financial statements.
90 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Statement of Assets and Liabilities | 3/31/21
(unaudited)
ASSETS:
Investments in unaffiliated issuers, at value (cost $4,452,794,788)	$4,527,659,553
Cash	240,203,668
Foreign currencies, at value (cost $2,714,653)	2,995,059
Futures collateral	886,262
Swaps collateral	801,658
Due from broker for futures	21,190,714
Variation margin for centrally cleared swap contracts	9,967
Swap contracts, at value (net premiums paid $44,820,137)	47,076,136
Receivables —
Investment securities sold	258,284,245
Fund shares sold	7,652,274
Dividends	219,566
Interest	33,403,450
Other assets	132,017
Total assets	$5,140,514,569
LIABILITIES:
Payables —
Investment securities purchased	$636,350,313
Fund shares repurchased	7,094,701
Distributions	1,792,465
Swaps collateral	582,256
Due to broker for swaps	227,311
Variation margin for futures contracts	1,789,430
Written options outstanding (net premiums received $(558,706))	245,139
Net unrealized depreciation on forward foreign currency exchange contracts	4,583,751
Net unrealized depreciation on futures contracts	2,363,201
Reserve for repatriation taxes	424,907
Due to affiliates	411,288
Accrued expenses	1,267,985
Total liabilities	$657,132,747
NET ASSETS:
Paid-in capital	$4,350,946,574
Distributable earnings	132,435,248
Net assets	$4,483,381,822
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $851,893,403/76,114,928 shares)	$11.19
Class C (based on $125,526,051/11,463,332 shares)	$10.95
Class K (based on $440,808,477/39,331,023 shares)	$11.21
Class R (based on $98,290,932/8,633,626 shares)	$11.38
Class Y (based on $2,966,862,959/265,165,374 shares)	$11.19
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $11.19 net asset value per share/100%-4.50%
maximum sales charge)	$11.72

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 91

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 3/31/21
INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes
withheld $287,618)	$93,023,384
Dividends from unaffiliated issuers	5,184,033
Total investment income		$98,207,417
EXPENSES:
Management fees	$12,630,746
Administrative expense	595,835
Transfer agent fees
Class A	683,940
Class C	80,738
Class K	3,620
Class R	107,248
Class Y	1,526,114
Distribution fees
Class A	1,052,246
Class C	762,089
Class R	254,888
Shareowner communications expense	127,683
Custodian fees	173,128
Registration fees	54,036
Professional fees	225,994
Printing expense	34,628
Pricing fees	86,662
Trustees’ fees	107,538
Insurance expense	3,733
Miscellaneous	114,724
Total expenses		$18,625,590
Net investment income		$79,581,827
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$68,038,613
Short sales	510,426
Written options	1,505,990
Forward foreign currency exchange contracts	12,499,947
Futures contracts	6,395,717
Swap contracts	13,863,122
Other assets and liabilities denominated in foreign currencies	(745,422)	$102,068,393
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital
gains tax of $(58,875))	$29,969,462
Written options	240,546
Forward foreign currency exchange contracts	(1,900,074)
Futures contracts	(1,106,678)
Swap contracts	(8,481,168)
Unfunded loan commitments	303
Other assets and liabilities denominated in
foreign currencies	547,327	$19,269,718
Net realized and unrealized gain (loss) on investments		$121,338,111
Net increase in net assets resulting from operations		$200,919,938

The accompanying notes are an integral part of these financial statements.
92 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	3/31/21	Ended
	(unaudited)	9/30/20
FROM OPERATIONS:
Net investment income (loss)	$79,581,827	$169,344,286
Net realized gain (loss) on investments	102,068,393	41,266,796
Change in net unrealized appreciation (depreciation)
on investments	19,269,718	(90,617,652)
Net increase in net assets resulting from operations	$200,919,938	$119,993,430
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.21 and $0.34 per share, respectively)	$(15,871,747)	$(24,660,237)
Class C ($0.17 and $0.27 per share, respectively)	(2,285,233)	(6,454,194)
Class K ($0.24 and $0.39 per share, respectively)	(9,162,911)	(14,676,179)
Class R ($0.19 and $0.31 per share, respectively)	(1,721,744)	(3,330,824)
Class Y ($0.23 and $0.38 per share, respectively)	(60,411,887)	(103,573,428)
Total distributions to shareowners	$(89,453,522)	$(152,694,862)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$700,950,059	$1,322,110,291
Reinvestment of distributions	74,106,175	125,813,471
Cost of shares repurchased	(803,100,676)	(1,674,309,428)
Net decrease in net assets resulting from Fund
share transactions	$(28,044,442)	$(226,385,666)
Net increase (decrease) in net assets	$83,421,974	$(259,087,098)
NET ASSETS:
Beginning of period	$4,399,959,848	$4,659,046,946
End of period	$4,483,381,822	$4,399,959,848

The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 93

Statements of Changes in Net Assets
(continued)

	Six Months	Six Months
	Ended	Ended	Year	Year
	3/31/21	3/31/21	Ended	Ended
	Shares	Amount	9/30/20	9/30/20
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	10,344,681	$116,747,605	17,894,552	$191,819,073
Reinvestment of distributions	1,164,969	13,125,064	1,974,424	21,080,155
Less shares repurchased	(8,721,890)	(98,104,870)	(20,261,286)	(214,492,936)
Net increase (decrease)	2,787,760	$31,767,799	(392,310)	$(1,593,708)
Class C
Shares sold	694,990	$7,666,931	1,954,802	$20,476,627
Reinvestment of distributions	190,721	2,099,409	482,311	5,039,074
Less shares repurchased	(6,817,335)	(75,310,491)	(14,297,915)	(149,756,299)
Net decrease	(5,931,624)	$(65,544,151)	(11,860,802)	$(124,240,598)
Class K
Shares sold	10,628,040	$120,610,312	15,342,569	$163,693,231
Reinvestment of distributions	734,727	8,284,156	1,195,696	12,789,793
Less shares repurchased	(9,982,468)	(112,456,742)	(15,414,913)	(162,058,515)
Net increase	1,380,299	$16,437,726	1,123,352	$14,424,509
Class R
Shares sold	912,621	$10,459,742	2,167,102	$23,612,372
Reinvestment of distributions	149,039	1,707,044	297,936	3,235,307
Less shares repurchased	(1,766,670)	(20,187,358)	(4,970,929)	(53,871,495)
Net decrease	(705,010)	$(8,020,572)	(2,505,891)	$(27,023,816)
Class Y
Shares sold	39,509,466	$445,465,469	86,449,522	$922,508,988
Reinvestment of distributions	4,342,944	48,890,502	7,836,310	83,669,142
Less shares repurchased	(44,251,685)	(497,041,215)	(105,061,141)	(1,094,130,183)
Net decrease	(399,275)	$(2,685,244)	(10,775,309)	$(87,952,053)

The accompanying notes are an integral part of these financial statements.
94 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Financial Highlights

	Six Months
	Ended		Year	Year	Year	Year	Year
	3/31/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		9/30/20	9/30/19	9/30/18	9/30/17	9/30/16*
Class A
Net asset value, beginning of period	$10.91		$10.89	$10.42	$10.82	$10.76	$10.36
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.19		$0.38	$0.36	$0.35	$0.37	$0.40
Net realized and unrealized gain (loss) on investments	0.30		(0.02)	0.42	(0.42)	0.04	0.36
Net increase (decrease) from investment operations	$0.49		$0.36	$0.78	$(0.07)	$0.41	$0.76
Distributions to shareowners:
Net investment income	$(0.21)		$(0.34)	$(0.27)	$(0.31)	$(0.33)	$(0.36)
Tax return of capital	—		—	(0.04)	(0.02)	(0.02)	—
Total distributions	$(0.21)		$(0.34)	$(0.31)	$(0.33)	$(0.35)	$(0.36)
Net increase (decrease) in net asset value	$0.28		$0.02	$0.47	$(0.40)	$0.06	$0.40
Net asset value, end of period	$11.19		$10.91	$10.89	$10.42	$10.82	$10.76
Total return (b)	4.50	%(c)	3.44%	7.64%	(0.67)%	3.90%	7.50%
Ratio of net expenses to average net assets	1.05	%(d)	1.06%	1.10%	1.03%	1.06%	1.04%
Ratio of net investment income (loss) to average net assets	3.31	%(d)	3.59%	3.39%	3.28%	3.41%	3.80%
Portfolio turnover rate	34	%(c)	69%	53%	44%	52%	43%
Net assets, end of period (in thousands)	$851,893		$799,974	$803,174	$861,517	$1,038,090	$1,289,783

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 95

Financial Highlights (continued)
	Six Months
	Ended		Year	Year	Year	Year	Year
	3/31/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		9/30/20	9/30/19	9/30/18	9/30/17	9/30/16*
Class C
Net asset value, beginning of period	$10.67		$10.66	$10.20	$10.59	$10.53	$10.13
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.14		$0.30	$0.28	$0.27	$0.29	$0.32
Net realized and unrealized gain (loss) on investments	0.31		(0.02)	0.42	(0.41)	0.04	0.36
Net increase (decrease) from investment operations	$0.45		$0.28	$0.70	$(0.14)	$0.33	$0.68
Distributions to shareowners:
Net investment income	$(0.17)		$(0.27)	$(0.20)	$(0.23)	$(0.25)	$(0.28)
Tax return of capital	—		—	(0.04)	(0.02)	(0.02)	—
Total distributions	$(0.17)		$(0.27)	$(0.24)	$(0.25)	$(0.27)	$(0.28)
Net increase (decrease) in net asset value	$0.28		$0.01	$0.46	$(0.39)	$0.06	$0.40
Net asset value, end of period	$10.95		$10.67	$10.66	$10.20	$10.59	$10.53
Total return (b)	4.19	%(c)	2.67%	6.96%	(1.30)%	3.23%	6.88%
Ratio of net expenses to average net assets	1.74	%(d)	1.73%	1.74%	1.69%	1.72%	1.72%
Ratio of net investment income (loss) to average net assets	2.63	%(d)	2.89%	2.75%	2.62%	2.75%	3.12%
Portfolio turnover rate	34	%(c)	69%	53%	44%	52%	43%
Net assets, end of period (in thousands)	$125,526		$185,623	$311,801	$466,033	$697,820	$913,048

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
96 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

	Six Months
	Ended		Year	Year	Year	Year	Year
	3/31/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		9/30/20	9/30/19	9/30/18	9/30/17	9/30/16*
Class K
Net asset value, beginning of period	$10.92		$10.92	$10.44	$10.84	$10.78	$10.38
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.21		$0.43	$0.41	$0.39	$0.41	$0.44
Net realized and unrealized gain (loss) on investments	0.32		(0.04)	0.43	(0.41)	0.05	0.37
Net increase (decrease) from investment operations	$0.53		$0.39	$0.84	$(0.02)	$0.46	$0.81
Distributions to shareowners:
Net investment income	$(0.24)		$(0.39)	$(0.32)	$(0.36)	$(0.38)	$(0.41)
Tax return of capital	—		—	(0.04)	(0.02)	(0.02)	—
Total distributions	$(0.24)		$(0.39)	$(0.36)	$(0.38)	$(0.40)	$(0.41)
Net increase (decrease) in net asset value	$0.29		$—	$0.48	$(0.40)	$0.06	$0.40
Net asset value, end of period	$11.21		$10.92	$10.92	$10.44	$10.84	$10.78
Total return (b)	4.81	%(c)	3.73%	8.19%	(0.23)%	4.36%	7.96%
Ratio of net expenses to average net assets	0.63	%(d)	0.62%	0.63%	0.62%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets	3.74	%(d)	4.02%	3.86%	3.70%	3.83%	4.20%
Portfolio turnover rate	34	%(c)	69%	53%	44%	52%	43%
Net assets, end of period (in thousands)	$440,808		$414,610	$402,042	$379,474	$400,888	$267,495

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
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Financial Highlights (continued)
	Six Months
	Ended		Year	Year	Year	Year	Year
	3/31/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		9/30/20	9/30/19	9/30/18	9/30/17	9/30/16*
Class R
Net asset value, beginning of period	$11.09		$11.08	$10.59	$11.00	$10.93	$10.52
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.17		$0.35	$0.33	$0.32	$0.33	$0.37
Net realized and unrealized gain (loss) on investments	0.31		(0.03)	0.44	(0.43)	0.05	0.37
Net increase (decrease) from investment operations	$0.48		$0.32	$0.77	$(0.11)	$0.38	$0.74
Distributions to shareowners:
Net investment income	$(0.19)		$(0.31)	$(0.24)	$(0.28)	$(0.29)	$(0.33)
Tax return of capital	—		—	(0.04)	(0.02)	(0.02)	—
Total distributions	$(0.19)		$(0.31)	$(0.28)	$(0.30)	$(0.31)	$(0.33)
Net increase (decrease) in net asset value	$0.29		$0.01	$0.49	$(0.41)	$0.07	$0.41
Net asset value, end of period	$11.38		$11.09	$11.08	$10.59	$11.00	$10.93
Total return (b)	4.35	%(c)	3.03%	7.43%	(1.02)%	3.57%	7.17%
Ratio of net expenses to average net assets	1.34	%(d)	1.40%	1.39%	1.34%	1.41%	1.35%
Ratio of net investment income (loss) to average net assets	3.02	%(d)	3.23%	3.10%	2.97%	3.05%	3.49%
Portfolio turnover rate	34	%(c)	69%	53%	44%	52%	43%
Net assets, end of period (in thousands)	$98,291		$103,539	$131,214	$168,043	$223,372	$232,545

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
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	Six Months
	Ended		Year	Year	Year	Year	Year
	3/31/21		Ended	Ended	Ended	Ended	Ended
	(unaudited)		9/30/20	9/30/19	9/30/18	9/30/17	9/30/16*
Class Y
Net asset value, beginning of period	$10.91		$10.90	$10.42	$10.82	$10.76	$10.36
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.20		$0.42	$0.40	$0.38	$0.40	$0.43
Net realized and unrealized gain (loss) on investments	0.31		(0.03)	0.42	(0.42)	0.05	0.36
Net increase (decrease) from investment operations	$0.51		$0.39	$0.82	$(0.04)	$0.45	$0.79
Distributions to shareowners:
Net investment income	$(0.23)		$(0.38)	$(0.30)	$(0.34)	$(0.37)	$(0.39)
Tax return of capital	—		—	(0.04)	(0.02)	(0.02)	—
Total distributions	$(0.23)		$(0.38)	$(0.34)	$(0.36)	$(0.39)	$(0.39)
Net increase (decrease) in net asset value	$0.28		$0.01	$0.48	$(0.40)	$0.06	$0.40
Net asset value, end of period	$11.19		$10.91	$10.90	$10.42	$10.82	$10.76
Total return (b)	4.67	%(c)	3.71%	8.09%	(0.34)%	4.23%	7.84%
Ratio of net expenses to average net assets	0.73	%(d)	0.74%	0.73%	0.72%	0.74%	0.73%
Ratio of net investment income (loss) to average net assets	3.63	%(d)	3.91%	3.75%	3.60%	3.72%	4.11%
Portfolio turnover rate	34	%(c)	69%	53%	44%	52%	43%
Net assets, end of period (in thousands)	$2,966,863		$2,896,168	$3,010,817	$3,208,774	$3,560,072	$3,512,802

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.
The accompanying notes are an integral part of these financial statements.
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Notes to Financial Statements | 3/31/21
(unaudited)
1. Organization and Significant Accounting Policies
Pioneer Strategic Income Fund (the “Fund”) is one of five portfolios comprising Pioneer Series Trust XIV (formerly known as Pioneer Strategic Income Fund), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K and Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The
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Fund has adopted ASU 2018-13 for the six months ended March 31, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund’s investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.  Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading
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patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative  pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
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Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.
Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
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At March 31, 2021, five securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.01% of net assets. The value of these fair valued securities was $509,405.
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of
104 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of September 30, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of March 31, 2021, the Fund had accrued $424,907 in reserve for repatriation taxes related to capital gains.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended September 30, 2020 was as follows:
2020
Distributions paid from:
Ordinary income	$152,694,862
Tax return of capital	—
Total	$152,694,862

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The following shows the components of distributable earnings (losses) on a federal income tax basis at September 30, 2020:
2020
Distributable earnings:
Current year dividend payable	$ (1,792,429)
Capital loss carryforward	(27,545,927)
Undistributed ordinary income	14,354,034
Net unrealized appreciation	35,953,154
Total	$ 20,968,832
The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds and credit default swaps, the mark to market on forward foreign currency exchange contracts, futures contracts, credit default swaps, interest on defaulted bonds.
E.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $23,106 in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2021.
F.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 5). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
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G.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. The UK Financial Conduct Authority (“FCA”) and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying markets. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund, issuers of instruments in which the fund invests, and financial markets generally.
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With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and
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global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
H.   Restricted Securities
Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.
Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2021 are listed in the Schedule of Investments.
I.   Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as
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reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
J.   Purchased Options
The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.
110 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

The average market value of purchased options contracts open during the six months ended March 31, 2021, was $295,241. Open purchased options at March 31, 2021, are listed in the Schedule of Investments.
K.   Option Writing
The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The average market value of written options for the six months ended March 31, 2021, was $(1,495,830). Open written options contracts at March 31, 2021, are listed in the Schedule of Investments.
L.   Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).
During the six months ended March 31, 2021, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 111

dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
The average market value of forward foreign currency exchange contracts open during the six months ended March 31, 2021, was $259,925,024. Open forward foreign currency exchange contracts outstanding at March 31, 2021, are listed in the Schedule of Investments.
M.   Futures Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at March 31, 2021, is recorded as “Futures collateral” on the Statement of Assets and Liabilities.
Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for futures” or “Due to broker for futures” on the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is reduced counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.
The average market value of futures contracts open during the six months ended March 31, 2021, was $(482,556,588). Open futures contracts outstanding at March 31, 2021, are listed in the Schedule of Investments.
112 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

N.   Credit Default Swap Contracts
A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund’s income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.
As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.
As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.
Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the “Swap contracts, at value” line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.
Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 113

payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.
Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as “Variation margin for centrally cleared swap contracts” on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either “Due from broker for swaps” or “Due to broker for swaps” on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at March 31, 2021, is recorded as “Swaps collateral” on the Statement of Assets and Liabilities.
The average market value of credit default swap contracts open during the six months ended March 31, 2021, was $2,152,579. Open credit default swap contracts at March 31, 2021, are listed in the Schedule of Investments.
O.   Total Return Swap Contracts
The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at October 31, 2020, is recorded as “Futures collateral” on the Statement of Assets and Liabilities. The Fund may enter into a total return swap contracts to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap contracts, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference
114 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.
Total return swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within “Swap contracts, at value” on the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses on Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange interest rates, securities or the index.
The average market value of total return swap contracts open during the six months ended March 31, 2021, was $6,398,345. Open total return swap contracts at March 31, 2021, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily net assets up to $1 billion, 0.55% on the next $9 billion and 0.50% on assets over $10 billion. For the six months ended March 31, 2021, the effective management fee was equivalent to 0.56% (annualized) of the Fund’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $350,717 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2021.
3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended March 31, 2021, the Fund paid $107,538 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At March 31, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $0.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 115

4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended March 31, 2021, such out-of-pocket expenses by class of shares were as follows:
Shareowner Communications:
Class A	$ 59,084
Class C	9,684
Class K	4,788
Class R	2,246
Class Y	51,881
Total	$127,683

5. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $60,571 in distribution fees payable to the Distributor at March 31, 2021.
The Fund also has adopted a separate service plan for Class R shares (the “Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
116 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended March 31, 2021, CDSCs in the amount of $4,659 were paid to the Distributor.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 4, 2021, the Fund participates in a facility in the amount of $450 million. Prior to February 4, 2021, the Fund participated in a facility in the amount of $300 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in a credit facility. The upfront fee in the amount 0.10% of the total credit facility is allocated among the participating Funds based on an allocation schedule set forth in the credit agreement. The commitment fee in the amount of 0.25% of the daily unused portion of each lenders commitment is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended March 31, 2021, the Fund had no borrowings under the credit facility.
7. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 117

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
118 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of March 31, 2021.
	Derivative
	Assets
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Assets (b)
Bank of America NA	$ 7,418	$ (7,418)	$ —	$ —	$ —
Bank of New York
Mellon Corp.	373,967*	(373,967)*	—	—	—
Brown
Brothers & Co.	1,392,858	—	—	—	1,392,858
Citibank NA	—	—	—	—	—
Goldman Sachs
International	60,462	—	—	—	60,462
HSBC Bank NA	1,456,674	(1,456,674)	—	–	—
JPMorgan Chase
Bank NA	2,105,663	(192,920)	—	—	1,912,743
State Street
Bank & Trust Co.	1,601,959	(1,601,959)	—	—	—
Total	$ 6,999,001	$ (3,632,938)	$ —	$ —	$3,366,063

	Derivative
	Liabilities
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Bank of
America NA	$ 4,416,162	$ (7,418)	$ —	$ —	$ 4,408,744
Bank of New York
Mellon Corp.	690,251*	(373,967)*	—	—	316,284*
Brown
Brothers & Co.	—	—	—	—	—
Citibank NA	31,852	—	—	—	31,852
Goldman Sachs
International	—	—	—	—	—
HSBC Bank NA	2,367,205	(1,456,674)	—	—	910,531
JPMorgan Chase
Bank NA	192,920	(192,920)	—	—	—
State Street
Bank & Trust Co.	2,016,420	(1,601,959)	—	—	414,461
Total	$ 9,714,810	$ (3,632,938)	$ —	$ —	$ 6,081,872

*    Includes securities that are valued at $0.
(a)  The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)  Represents the net amount due from the counterparty in the event of default.
(c)  Represents the net amount payable to the counterparty in the event of default.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 119

8. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
120 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2021, was as follows:
Statement of Assets and Liabilities

			Foreign
	Interest	Credit	Exchange	Equity		Commodity
	Rate Risk	Risk	Rate Risk	Risk		Risk
Assets:
Options purchased*	$—	$—	$100,402	$—	**	$—
Swap contracts, at value	45,322,890	1,753,246	—	—		—
Total Value	$45,322,890	$1,753,246	$100,402	$—	**	$—
Liabilities
Written options
outstanding	$—	$—	$245,139	$—		$—
Net unrealized
depreciation on
forward foreign
currency exchange
contracts	—	—	4,583,751	—		—
Net unrealized
depreciation on
futures contracts	2,363,201	—	—	—		—
Total Value	$2,363,201	$—	$4,828,890	$—		$—
*     Reflects the market value of purchased option contracts (see Note 1J.). These amounts are included in investments in unaffiliated issuers, at value, on the statement of assets and liabilities.
**    Includes securities that are valued at $0.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 121

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at March 31, 2021, was as follows:

Statement of Operations

			Foreign
	Interest	Credit	Exchange	Equity		Commodity
	Rate Risk	Risk	Rate Risk	Risk		Risk
Net realized gain (loss) on:
Options purchased*	$—	$—	$(1,505,990)	$—		$—
Written options	—	—	1,505,990	—		—
Forward foreign
currency exchange
contracts	—	—	12,499,947	—		—
Futures contracts	6,395,717	—	—	—		—
Swap contracts	—	13,863,122	—	—		—
Total Value	$6,395,717	$13,863,122	$12,499,947	$—		$—
Change in net unrealized
appreciation
(depreciation) on:
Options purchased**	$—	$—	$575,280	$—	***	$—
Written options	—	—	240,546	—		—
Forward foreign
currency exchange
contracts	—	—	(1,900,074)	—		—
Futures contracts	(1,106,678)	—	—	—		—
Swap contracts	194,147	(8,675,315)	—	—		—
Total Value	$(912,531)	$(8,675,315)	$(1,084,248)	$—	***	$—

*     Reflects the net realized gain (loss) on purchased option contracts (see Note 1J). These amounts are included in Net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.
**    Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1J.). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the statements of operations.
***   Includes securities that are valued at $0.
122 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

Trustees, Officers and Service Providers*

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Anthony J. Koenig, Jr., Treasurer
Benjamin M. Friedman	and Chief Financial and
Lisa M. Jones	Accounting Officer
Craig C. MacKay**	Christopher J. Kelley, Secretary and
Lorraine H. Monchak	Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
* Effective April 30, 2021, Mark E. Bradley is no longer Treasurer of the Fund.
**Craig C. MacKay was appointed as a Trustee effective March 22, 2021.
Pioneer Strategic Income Fund | Semiannual Report | 3/31/21 123

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124 Pioneer Strategic Income Fund | Semiannual Report | 3/31/21

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427
Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www. amundi. com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 19207-16-0521

Pioneer Emerging Markets Equity Fund
Semiannual Report | March 31, 2021

A: PEMEX	C: PEMNX	Y: PEMSX

Paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports are available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292.
If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundi.com/us

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21 1

President’s Letter

Dear Shareholders,
The first few months of 2021 have brought some better news on the COVID-19 global pandemic front, as the deployment of the first approved COVID-19 vaccines is well underway, with expectations for widespread vaccine distribution by the middle of the year. In general, COVID-19 cases and related hospitalizations have been on the decline in the US, despite a few problematic “hot spots” in some states, and that has had a positive effect on overall market sentiment.
While there may finally be a light visible at the end of the pandemic tunnel, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others, and the markets, which do not thrive on uncertainty, have been volatile. With that said, in the first few months of 2021, equity markets and other so-called “riskier” assets, such as high-yield bonds, have outperformed investments regarded as less risky, such as government debt. In addition, we’ve witnessed the long-awaited rebound in the performance of cyclical stocks, or stocks of companies with greater exposure to the ebbs and flows of the economic cycle, as investors have appeared to embrace the potential for a more widespread reopening of the economy in the coming months. Additional fiscal stimulus from the US government in recent months has also helped provide some market momentum.
However, despite the dramatic market rebound since its March 2020 low point, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news about the virus. In addition, the recent US Presidential and Congressional elections have resulted in a power shift in Washington, DC, and that most likely portends some changes in fiscal policy above and beyond just additional pandemic-related stimulus. That, too, could lead to increased market volatility as investors analyze the various tax and spending plans, and wait to see what proposed policy alterations actually become law.
With the advent of COVID-19 in early 2020, we implemented our business continuity plan according to the new COVID-19 guidelines, and most of our employees have been working remotely since March 2020. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.

2 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As 2020 has reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.
As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
May 2021

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21 3

Portfolio Management Discussion | 3/31/21
In the following interview, portfolio managers Patrice Lemonnier and Mickaël Tricot discuss the investment environment for emerging markets equities and the performance of Pioneer Emerging Markets Equity Fund during the six-month period ended March 31, 2021. Mr. Lemonnier, Head of Emerging Markets Equity and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), and Mr. Tricot, Head of Global Emerging Markets Equity and portfolio manager at Amundi US, are responsible for the day-to-day management of the Fund.
Q How did the Fund perform during the six-month period ended on March 31, 2021?
A Pioneer Emerging Markets Equity Fund’s Class A shares returned 25.65% at net asset value over the six-month period ended March 31, 2021, while the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index1, returned 22.43%.
Q How would you describe the investment backdrop for emerging markets equity investors during the six-month period ended March 31, 2021?
A The investment environment over the past six months was highly supportive for emerging markets equities, as the better than 22% return for the MSCI Emerging Markets Index (the MSCI Index) suggests. The emergency-use approval of the first COVID-19 vaccines in November 2020 helped spark a broad-based rally across the spectrum of higher-risk assets, such as equities. The vaccine news caused investors to begin anticipating an eventual full reopening of the global economy and a corresponding rebound in both economic growth and corporate earnings. Stocks received a further boost from expectations that the US Federal Reserve (Fed) and other central banks would maintain their

1 The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

4 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21

accommodative monetary policies. The policy factor was especially important for emerging markets stocks, performance of which has tended to be very sensitive to the global interest-rate outlook. A rally in commodity prices provided an additional tailwind for the emerging markets in general during the six-month period.
The bulk of the market gain occurred in the first several months of the six-month period. The MSCI Index rose steadily and then hit its peak in mid-February, before trending somewhat lower thereafter. The loss of market momentum was largely attributable to the recovery in the US dollar (USD) as well as concerns that China’s government was becoming more aggressive in its attempts to rein in the influence of the nation’s leading technology companies. Still, emerging markets equities finished the period firmly in positive territory, thanks to the strength displayed during the span from early October 2020 through mid-February 2021. The gains built on the robust performance of emerging markets equites during the middle two calendar quarters of 2020, which helped the MSCI Index register a 12-month return of 58.39% through March 31, 2021.
Q What were the principal factors that affected the Fund’s benchmark-relative performance during the six-month period ended March 31, 2021?
A We believe our multifaceted investment process played a key role in the Fund’s strong relative performance over the six-month period. In managing the portfolio, we start with a top-down evaluation of each country in the emerging markets, which we view as critical given the wide divergence in economic fundamentals and the unique return drivers within individual countries. We then analyze the prospects of specific sectors in each country in an attempt to capture another layer of return potential. Finally, we drill down to what we think are the best company-specific ideas in the countries and sectors in which we want to invest the portfolio. In our view, the approach has contributed positively to the Fund’s benchmark-relative outperformance since its inception in October 2019.
All three phases of our investment process – country selection, sector allocation, and bottom-up stock selection – benefited the Fund’s relative returns over the six-month period.
Looking first at country selection, a portfolio underweight in China was a meaningful positive contributor to the Fund’s relative results. The Fund entered October 2020 with a below-benchmark allocation to the country, and we reduced the position further as the semiannual reporting period progressed. We saw the Chinese market as overvalued, and we were concerned about the potential effects of increased regulation on the

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21 5

country’s technology sector. While Chinese stocks gained ground over the past six months, they indeed lagged the return of the MSCI Index by a sizable margin. An underweight in Malaysia was also a positive for the Fund’s benchmark-relative results, as was an overweight in Russia. Conversely, the Fund lost a modest degree of relative performance through underweight allocations to Chile and Thailand.
Sector allocation was a further plus for the Fund’s benchmark-relative returns for the six-month period. The largest positive contribution came from allocations within India, where the Fund’s overweight in the financials sector and underweights to utilities and energy boosted relative performance. Overweights in Mexico’s materials sector and South Korean information technology stocks also added value. However, the Fund’s positioning in China, where an overweight in consumer discretionary and an underweight in financials detracted from relative performance, offset some of the benefits from sector allocation in the other countries we mentioned.
Among individual stocks, many of the leading positive contributors to the Fund’s benchmark-relative performance over the six-month period were positions in companies that have not been heavily represented in the MSCI Index. Whereas the Fund’s benchmark consists of approximately 1,400 companies, the Fund’s investment universe encompasses more than 1,900. We believe that approach has provided us with the latitude to take advantage of potential opportunities in the frontier markets as well as in mid- and small-cap equities. (Frontier markets are defined as less-advanced capital markets in the developing world that are more established than the least-developed countries, but still less established than the emerging markets countries.)
The roster of stocks that represented the top positive contributors to the Fund’s relative returns during the six-month period reflected our investment approach. These included: Xtep International, a manufacturer of sports equipment based in Hong Kong; Russian conglomerate Sistema PJSFC; and China Yongda Automobiles Services, a provider of auto sales and services.
On the negative side, lack of portfolio exposure to Pinduoduo, a China-listed stock that delivered a return well in excess of the broader market, detracted from the Fund’s benchmark-relative returns for the six-month period. Among stocks in which the portfolio held positions, Coway, a South Korean manufacturer of household electronic appliances, and Meituan Dianping, a Chinese online food delivery company, were key detractors from the Fund’s relative performance.
.
6 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21

Q Did the Fund have any exposure to derivative securities during the six-month period ended March 31, 2021?
A No, the Fund had no exposure to derivatives during the period.
Q How would you characterize market conditions heading into the second half of the Fund’s fiscal year?
A We have based our broad view of the emerging markets on four key factors: macroeconomic trends, company-level developments, valuations, and liquidity. On balance, we believe trends in those areas point to a continued supportive environment for the emerging markets equity asset class.
We have remained constructive on the macroeconomic outlook, given the gradual resumption of normal business activity across the globe. In addition, the majority of emerging markets countries have featured positive current-account balances. Rising inflation may also provide a tailwind for the asset class, since inflationary conditions could increase demand for stocks over bonds and potentially work to the advantage of countries that have typically relied on commodity exports to fuel economic growth.
At the company level, we think the stage could be set for impressive earnings growth in 2021, given that strong economic conditions may possibly translate to robust year-over-year comparisons. We also think companies in the emerging markets might benefit from their higher rate of profit growth in relation to their peers in the developed world.
Valuations have risen considerably over the past 12 months, and so they appear less attractive to us than they were in the immediate aftermath of the March 2020 market downturn in reaction to the onset of the pandemic. Still, emerging markets stocks have continued to trade at sizable valuation discounts to their developed-market peers, despite the higher earnings growth of emerging markets-domiciled companies. We believe that favorable combination may help encourage continued investor demand.
The liquidity picture also appears generally supportive, with most major central banks maintaining their highly accommodative monetary policies. However, conditions could become more challenging, as some emerging nations, including China, have begun to normalize policy. While that could act as somewhat of a headwind to performance, it might also create a higher dispersion of returns at the country level — a shift that we would welcome, due to the nature of our investment process.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21 7

We have continued to see what we believe are compelling opportunities in Russia, India, and Brazil. We have favored Russia due in part to our confidence in the country’s management of fiscal and monetary policies. Moreover, Russia’s economy could stand to benefit from the significant rise in oil prices over the past year. With that said, we have been keeping a close eye on geopolitical developments and their potential effect on the country’s stock market. With regard to India, we believe ongoing structural reforms and the country’s efforts to capitalize on US-China trade tensions by bringing new business investment into the country has helped support that market. Brazil, for its part, has faced more challenging circumstances than other emerging markets countries, due in part to the government’s slow adoption of reforms. Still, we believe the country might be poised for an economic recovery that could help close the market’s valuation gap compared with the broader emerging markets equity asset class.
On the other end of the spectrum, China represents the Fund’s largest underweight versus the MSCI Index as of the end of March. We continue to believe that valuations in the country are stretched, particularly in light of the regulatory headwinds for the nation’s technology companies.
At the sector level, consumer discretionary and information technology were the Fund’s leading benchmark-relative overweights at the close of the six-month period, while health care and financials were the largest underweights.
Please refer to the Schedule of Investments on pages 17–26 for a full listing of Fund securities.
The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

8 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21

To the extent the Fund invests in issuers located within specific countries or regions, the Fund may be particularly affected by adverse markets, rates, and events which may occur in those countries and regions.
Investing in other investment companies, including exchange traded funds (ETFs), subjects the Fund to the risks of investing in the underlying securities or assets held by those funds.
Investments in real estate securities, such as REITs, are affected by economic conditions, interest rates, governmental actions and other factors.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your financial professional or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21 9

Portfolio Summary | 3/31/21
Sector Distribution

(As a percentage of total investments)*
Geographical Distribution

(As a percentage of total investments based on country of domicile)*

10 Largest Holdings
(As a percentage of total investments)*

1.	Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)	7.00%
2.	Alibaba Group Holding, Ltd. (A.D.R.)	4.88
3.	Tencent Holdings, Ltd.	4.07
4.	Samsung Electronics Co., Ltd.	3.80
5.	Samsung Electronics Co., Ltd., Class Preferen	2.51
6.	Naspersm, Ltd., Class N	2.01
7.	Sberbank of Russia PJSC	1.80
8.	Ping An Insurance Group Co. of China, Ltd., Class H	1.56
9.	Housing Development Finance Corp. Ltd.	1.53
10.	Prosus NV	1.52

* Excludes temporary cash investments and all derivative contracts except for options purchased.
The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

10 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21

Prices and Distributions | 3/31/21

Net Asset Value per Share

Class	3/31/21	9/30/20
A	$13.80	$11.08
C	$13.75	$11.02
Y	$13.81	$11.10

Distributions per Share: 10/1/20–3/31/21

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.1141	$ —	$ —
C	$0.0472	$ —	$ —
Y	$0.1562	$ —	$ —

Index Definitions
The Morgan Stanley Capital International (MSCI) Emerging Markets Index measures the free-float weighted equity index that captures large and mid-cap representation across emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Indices are unmanaged and their returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. You cannot invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 12–14.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21 11

Performance Update | 3/31/21	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Emerging Markets Equity Fund at public offering price during the periods shown, compared to that of the MSCI Emerging Markets Index.

Average Annual Total Returns
(As of March 31, 2021)
	Net	Public	MSCI
	Asset	Offering	Emerging
	Value	Price	Markets
Period	(NAV)	(POP)	Index
Life-of-Class
(10/2/19)	25.23%	20.37%	22.60%
1 year	65.54	56.02	58.39

Expense Ratio
(Per prospectus dated February 1, 2021)
Gross	Net
4.45%	1.30%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2022 for Class A shares. There can be no assurance that Amundi will extend the expense limitation beyond such time. Please see the prospectus for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.

12 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21

Performance Update | 3/31/21	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Emerging Markets Equity Fund at public offering price during the periods shown, compared to that of the MSCI Emerging Markets Index.
Average Annual Total Returns
(As of March 31, 2021)
	Net	MSCI
	Asset	Emerging
	Value	Markets
Period	(NAV)	Index
Life-of-Class
(10/2/19)	24.37%	22.60%
1 year	64.49	58.39

Expense Ratio
(Per prospectus dated February 1, 2021)
Gross	Net
5.17%	2.05%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2022 for Class C shares. There can be no assurance that Amundi will extend the expense limitation beyond such time. Please see the prospectus for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21 13

Performance Update | 3/31/21	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Emerging Markets Equity Fund at public offering price during the periods shown, compared to that of the MSCI Emerging Markets Index.
Average Annual Total Returns
(As of March 31, 2021)
	Net	MSCI
	Asset	Emerging
	Value	Markets
Period	(NAV)	Index
Life-of-Class
(10/2/19)	25.63%	22.60%
1 year	66.00	58.39

Expense Ratio
(Per prospectus dated February 1, 2021)
Gross	Net
4.16%	0.99%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2022 for Class Y shares. There can be no assurance that Amundi will extend the expense limitation beyond such time. Please see the prospectus for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for more current expense ratios.

14 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:

(1)	ongoing costs, including management fees, distribution and/or service
(12b-1) fees, and other Fund expenses; and

(2)	transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)	Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)
Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Equity Fund
Based on actual returns from October 1, 2020 through March 31, 2021.
Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/20
Ending Account Value	$1,256.50	$1,252.30	$1,259.20
(after expenses)
on 3/31/21
Expenses Paid	$7.14	$11.23	$5.58
During Period*

* Expenses are equal to the Fund’s annualized expense ratio of 1.27%, 2.00%, and 0.99% for classes A, C, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365, (to reflect the partial year period).

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21 15

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Equity Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from October 1, 2020 through March 31, 2021.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 10/1/20
Ending Account Value	$1,018.60	$1,014.96	$1,020.00
(after expenses)
on 3/31/21
Expenses Paid	$6.39	$10.05	$4.99
During Period*

*
Expenses are equal to the Fund’s annualized expense ratio of 1.27%, 2.00%, and 0.99% for classes A, C, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365, (to reflect the partial year period).

16 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21

Schedule of Investments | 3/31/21

Shares				Value
			UNAFFILIATED ISSUERS — 97.5%
			COMMON STOCKS — 97.5% of Net Assets
			Air Freight & Logistics — 0.2%
	1,654	(a)	InPost S.A.	$27,089
			Total Air Freight & Logistics	$27,089
			Auto Components — 1.0%
	2,564		Hanon Systems	$40,384
	38,000		Xinyi Glass Holdings Ltd.	124,886
			Total Auto Components	$165,270
			Automobiles — 1.0%
	56,000		Brilliance China Automotive Holdings Ltd.	$52,557
	1,950	(a)	Eicher Motors Ltd.	69,435
	574		Kia Motors Corp.	42,369
			Total Automobiles	$164,361
			Banks — 11.7%
	483,000		Agricultural Bank of China, Ltd., Class H	$193,326
	35,333	(a)	Alpha Bank AE	37,846
	13,968		Banco Bradesco S.A. (A.D.R.)	65,650
	10,853		Banco Bradesco S.A., Class Preferen	51,510
	5,286		Banco do Brasil S.A.	28,537
	74,800		Bank Central Asia Tbk PT	160,313
	169,000		China Construction Bank Corp., Class H	142,084
	5,770		Commercial International Bank Egypt S.A.E	21,292
	111,000		CTBC Financial Holding Co., Ltd.	86,260
	11,993		First Abu Dhabi Bank PJSC	47,678
	8,506	(a)	Grupo Financiero Banorte S.A.B de CV, Class O	47,964
	1,778	(a)	HDFC Bank, Ltd. (A.D.R.)	138,133
	11,237	(a)	ICICI Bank, Ltd. (A.D.R.)	180,129
	8,689	(a)	ICICI Bank, Ltd.	69,384
	15,258		Itausa - Investimentos Itau S.A.	27,917
	1,995	(a)	OTP Bank Nyrt	85,266
	5,491	(a)	Powszechna Kasa Oszczednosci Bank Polski S.A.	45,419
	3,289		Sberbank of Russia PJSC (A.D.R.)	50,683
	29,685		Sberbank of Russia PJSC	106,173
	51,685		Sberbank of Russia PJSC	198,276
	2,373		Shinhan Financial Group Co., Ltd.	78,917
	22,803	(a)	State Bank of India	113,224
	981		TCS Group Holding Plc (G.D.R.)	57,030
			Total Banks	$2,033,011
			Beverages — 0.9%
MXN	3,833		Fomento Economico Mexicano S.A.B de CV	$28,881
	94,900		Thai Beverage PCL	52,259
	8,000		Tsingtao Brewery Co., Ltd., Class H	71,088
			Total Beverages	$152,228

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21 17

Schedule of Investments | 3/31/21 (continued)

Shares				Value
			Biotechnology — 0.3%
	285	(a)	Hugel, Inc.	$45,193
			Total Biotechnology	$45,193
			Capital Markets — 0.1%
	2,111		Warsaw Stock Exchange	$24,465
			Total Capital Markets	$24,465
			Chemicals — 0.3%
	17,100		PTT Global Chemical PCL	$34,359
	225		Sociedad Quimica y Minera de Chile S.A., Class B	12,035
			Total Chemicals	$46,394
			Commercial Services & Supplies — 0.9%
	101,000		China Everbright International, Ltd.	$68,483
	52,000		Greentown Service Group Co., Ltd.	79,163
			Total Commercial Services & Supplies	$147,646
			Construction & Engineering — 1.0%
	146,000		Beijing Urban Construction Design & Development
			Group Co., Ltd., Class H (144A)	$38,945
	38,500		IJM Corp. Bhd	15,699
	6,199		Larsen & Toubro Ltd.	120,433
			Total Construction & Engineering	$175,077
			Construction Materials — 0.5%
	3,909	(a)	Cemex S.A.B de CV (A.D.R.)	$27,246
	2,618		Grasim Industries Ltd.	52,215
			Total Construction Materials	$79,461
			Distributors — 0.4%
	3,100		Jardine Cycle & Carriage Ltd.	$51,917
	1,893	(a)	Sendas Distribuidora S.A. (A.D.R.)	24,609
			Total Distributors	$76,526
			Diversified Consumer Services — 0.6%
	5,890		New Oriental Education & Technology Group, Inc. (A.D.R.)	$82,460
	3,400		YDUQS Participacoes S.A.	16,101
			Total Diversified Consumer Services	$98,561
			Diversified Financial Services — 0.3%
	8,000		Chailease Holding Co., Ltd.	$55,414
			Total Diversified Financial Services	$55,414
			Electric Utilities — 0.5%
BRL	2,229		Alupar Investimento S.A.	$10,137
	11,200		Centrais Eletricas Brasileiras S.A.	68,049
			Total Electric Utilities	$78,186
			Electrical Equipment — 0.2%
	11,000		Zhuzhou CRRC Times Electric Co., Ltd., Class H	$41,238
			Total Electrical Equipment	$41,238

The accompanying notes are an integral part of these financial statements.

18 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21

Shares				Value
			Electronic Equipment, Instruments & Components — 2.2%
	7,000		Chroma ATE, Inc.	$46,809
	18,000		Delta Electronics, Inc.	183,796
	6,000		Elite Material Co., Ltd.	35,758
	648		Samsung Electro-Mechanics Co., Ltd.	108,763
			Total Electronic Equipment, Instruments & Components	$375,126
			Energy Equipment & Services — 0.1%
	24,700		Dialog Group Bhd	$18,542
			Total Energy Equipment & Services	$18,542
			Entertainment — 2.4%
	109		NCSoft Corp.	$84,603
	1,625		NetEase, Inc. (A.D.R.)	167,797
	378	(a)	Sea Ltd. (A.D.R.)	84,381
	4,197	(a)	Tencent Music Entertainment Group (A.D.R.)	85,997
			Total Entertainment	$422,778
			Food & Staples Retailing — 0.9%
	18,900		Atacadao Distribuicao Comercio e Industria Ltd.	$77,806
	1,893		Compania Brasileira de Distribuicao (A.D.R.)	11,017
	4,000		President Chain Store Corp.	38,240
	833		X5 Retail Group NV (G.D.R.)	26,895
			Total Food & Staples Retailing	$153,958
			Food Products — 2.4%
	27,000		China Feihe, Ltd. (144A)	$76,661
	2,875		Gruma S.A.B de CV, Class B	34,041
	15,500		Health & Happiness H&H International Holdings, Ltd.	58,876
	29,633		JBS S.A.	159,082
	32,000		Uni-President Enterprises Corp.	82,327
			Total Food Products	$410,987
			Gas Utilities — 0.4%
	70,000		Kunlun Energy Co., Ltd.	$73,648
			Total Gas Utilities	$73,648
			Health Care Providers & Services — 0.2%
	977		Apollo Hospitals Enterprise Ltd.	$38,690
			Total Health Care Providers & Services	$38,690
			Hotels, Restaurants & Leisure — 0.6%
	11,000	(a)	Galaxy Entertainment Group, Ltd.	$99,479
			Total Hotels, Restaurants & Leisure	$99,479
			Household Durables — 0.8%
	1,235	(a)	Dixon Technologies India Ltd.	$62,072
	2,083		Ez Tec Empreendimentos e Participacoes S.A.	11,836
	1,147		Woongjin Coway Co., Ltd.	66,670
			Total Household Durables	$140,578

The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21 19

Schedule of Investments | 3/31/21 (continued)

Shares				Value
			Independent Power & Renewable
			Electricity Producers — 0.4%
	50,000		China Longyuan Power Group Corp. Ltd., Class H	$68,340
			Total Independent Power & Renewable
			Electricity Producers	$68,340
			Industrial Conglomerates — 0.5%
	3,790		Ayala Corp.	$57,851
	3,183		Bidvest Group Ltd.	36,701
			Total Industrial Conglomerates	$94,552
			Insurance — 1.5%
	22,000		Ping An Insurance Group Co. of China, Ltd., Class H	$262,710
			Total Insurance	$262,710
			Interactive Media & Services — 6.9%
	479		Autohome, Inc. (A.D.R.)	$44,676
	878	(a)	Baidu, Inc. (A.D.R.)	191,009
	1,636	(a)	Mail.Ru Group Ltd. (G.D.R.)	37,474
	592		NAVER Corp.	198,604
	8,700		Tencent Holdings, Ltd.	685,824
	262	(a)	Yandex NV	17,024
	418	(a)	Yandex NV	26,777
			Total Interactive Media & Services	$1,201,388
			Internet & Direct Marketing Retail — 12.5%
	4,100	(a)	Alibaba Group Holding, Ltd.	$116,012
	3,629	(a)	Alibaba Group Holding, Ltd. (A.D.R.)	822,803
	1,442	(a)	Baozun, Inc. (A.D.R.)	54,998
	2,928	(a)	JD.com, Inc. (A.D.R.)	246,918
	1,544	(a)	MakeMyTrip Ltd.	48,760
	2,700	(a)	Meituan Dianping, Class B (144A)	104,007
	1,414		Naspersm, Ltd., Class N	338,862
	653	(a)	Ozon Holdings PLC (A.D.R.)	36,614
	2,304	(a)	Prosus NV	256,874
	3,504	(a)	Trip.com Group Ltd. (A.D.R.)	138,863
			Total Internet & Direct Marketing Retail	$2,164,711
			IT Services — 2.1%
	6,086		HCL Technologies, Ltd.	$81,893
	3,678		Infosys Ltd.	68,957
	7,919		Infosys Ltd. (A.D.R.)	148,244
	5,285		Tech Mahindra Ltd.	71,824
			Total IT Services	$370,918
			Leisure Products — 0.5%
	7,000		Giant Manufacturing Co., Ltd.	$85,045
			Total Leisure Products	$85,045

The accompanying notes are an integral part of these financial statements.

20 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21

Shares				Value
			Machinery — 1.9%
	24,423	(a)	Ashok Leyland Ltd.	$37,804
	21,500		China Conch Venture Holdings Ltd.	101,128
	4,244		Hiwin Technologies Corp.	60,672
	33,075	(a)	Iochpe Maxion S.A.	70,543
	38,800		Zoomlion Heavy Industry Science & Technology Co., Ltd.,
			Class H	55,636
			Total Machinery	$325,783
			Media — 0.2%
MXN	19,300	(a)	Grupo Televisa S.A.B	$34,306
			Total Media	$34,306
			Metals & Mining — 5.4%
	1,035		AngloGold Ashanti Ltd.	$22,616
	6,606		Bradespar S.A., Class Preferen	80,004
	28,254		Grupo Mexico S.A.B de CV	148,939
	39,950		Hindalco Industries Ltd.	179,236
	9,100		Impala Platinum Holdings Ltd.	168,522
	756	(a)	KGHM Polska Miedz S.A.	36,388
	105		MMC Norilsk Nickel PJSC	33,016
	2,630		MMC Norilsk Nickel PJSC (A.D.R.)	82,293
	15,492		Sibanye Stillwater Ltd.	68,865
	1,417		Ternium S.A. (A.D.R.)	55,036
	53,850	(a)	United Co. RUSAL International PJSC	35,253
	1,161		Vale S.A., Class B (A.D.R.)	20,178
			Total Metals & Mining	$930,346
			Multiline Retail — 0.5%
	7,100		El Puerto de Liverpool S.A.B de CV	$24,998
	16,396		Lojas Americanas S.A.	60,463
			Total Multiline Retail	$85,461
			Oil, Gas & Consumable Fuels — 4.7%
	204,000		CNOOC Ltd.	$213,582
	9,325		Compania Energetica de Minas Gerais (A.D.R.)	21,168
	1,868		Cosan S.A. (A.D.R.)	30,168
	3,050		Gazprom PJSC	9,202
	7,622		Gazprom PJSC (A.D.R.)	45,478
	18,956		Gazprom PJSC	57,210
	1,199		LUKOIL PJSC	96,979
	191		Novatek PJSC (G.D.R.)	37,741
	9,500		Petroleo Brasileiro S.A.	40,321
	2,093		Petroleo Brasileiro S.A. (A.D.R.)	17,874
	3,614		Reliance Industries, Ltd.	99,287
	11,439		Rosneft Oil Co., PJSC (G.D.R.)	86,415
	112	(a)	SK Innovation Co., Ltd.	21,921
	10,114		Surgutneftegas PJSC	5,617

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21 21

Schedule of Investments | 3/31/21 (continued)

Shares				Value
			Oil, Gas & Consumable Fuels (continued)
	27,630		Surgutneftegas PJSC	$12,620
	5,775	(a)	Vista Oil & Gas S.A.B de CV (A.D.R.)	14,784
			Total Oil, Gas & Consumable Fuels	$810,367
			Paper & Forest Products — 0.4%
	5,900	(a)	Suzano S.A.	$71,705
			Total Paper & Forest Products	$71,705
			Real Estate Management & Development — 3.4%
	79,526	(a)	Aldar Properties PJSC	$81,464
	19,900	(a)	BR Malls Participacoes S.A.	35,704
	32,000		China Overseas Land & Investment Ltd.	83,404
	20,000		China Resources Land, Ltd.	96,880
	60,000		CIFI Holdings Group Co., Ltd.	58,375
	7,277		Corp. Inmobiliaria Vesta S.A.B de CV	15,239
	20,804		DLF Ltd.	81,969
	77,686	(a)	Emaar Malls PJSC	35,775
	12,000		Longfor Group Holdings, Ltd. (144A)	79,898
	8,000		Shimao Group Holdings, Ltd.	25,183
			Total Real Estate Management & Development	$593,891
			Semiconductors & Semiconductor Equipment — 11.1%
	5,000		Alchip Technologies Ltd.	$160,234
	5,000		Global Unichip Corp.	70,868
	5,000		LandMark Optoelectronics Corp.	47,701
	4,000		MediaTek, Inc.	137,779
	1,764		SK Hynix, Inc.	208,348
	9,985		Taiwan Semiconductor Manufacturing Co., Ltd. (A.D.R.)	1,181,026
	3,000		Win Semiconductors Corp.	41,559
	42,000		Xinyi Solar Holdings, Ltd.	70,396
			Total Semiconductors & Semiconductor Equipment	$1,917,911
			Software — 0.6%
	15,000		Kingsoft Corp. Ltd.	$100,885
			Total Software	$100,885
			Specialty Retail — 2.1%
	36,729		Abu Dhabi National Oil Co. for Distribution PJSC	$44,914
	3,000		China International Travel Service Corp. Ltd.	140,478
	67,500		China Yongda Automobiles Services Holdings, Ltd.	123,655
	23,145		Detsky Mir PJSC (144A)	43,646
	7,500	(a)	Via Varejo S/A	16,049
			Total Specialty Retail	$368,742
			Technology Hardware, Storage & Peripherals — 6.9%
	67		Samsung Electronics Co., Ltd. (G.D.R.)	$122,290
	8,839		Samsung Electronics Co., Ltd.	640,369
	6,513		Samsung Electronics Co., Ltd., Class Preferen	422,645
			Total Technology Hardware, Storage & Peripherals	$1,185,304

The accompanying notes are an integral part of these financial statements.

22 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21

Shares				Value
			Textiles, Apparel & Luxury Goods — 2.0%
	1,185		Fila Holdings Corp.	$45,364
	15,000		Li Ning Co., Ltd.	97,987
	39,300	(a)	Samsonite International S.A. (144A)	76,096
	219,000		Xtep International Holdings Ltd.	128,552
			Total Textiles, Apparel & Luxury Goods	$347,999
			Thrifts & Mortgage Finance — 1.5%
	7,550		Housing Development Finance Corp. Ltd.	$258,791
			Total Thrifts & Mortgage Finance	$258,791
			Trading Companies & Distributors — 0.1%
	110,300		AKR Corporindo Tbk PT	$24,505
			Total Trading Companies & Distributors	$24,505
			Transportation Infrastructure — 0.1%
	7,825	(a)	EcoRodovias Infraestrutura e Logistica S.A.	$16,259
			Total Transportation Infrastructure	$16,259
			Water Utilities — 0.2%
	4,648		Compania de Saneamento Basico do Estado de Sao Paulo
			(A.D.R.)	$34,070
			Total Water Utilities	$34,070
			Wireless Telecommunication Services — 2.1%
	14,994		Bharti Airtel, Ltd.	$106,184
	15,952		MTN Group Ltd.	93,710
	230,600		Sistema PJSFC	104,435
	276		SK Telecom Co., Ltd.	67,427
			Total Wireless Telecommunication Services	$371,756
			TOTAL COMMON STOCKS
			(Cost $11,997,800)	$16,869,651
			RIGHT/WARRANT — 0.0%† of Net Assets
CLP	41	(a)	Sociedad Quimica y Minera de Chile S.A.	$159
			TOTAL RIGHT/WARRANT
			(Cost $779)	$159
			TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 97.5%
			(Cost $11,998,579)	$16,869,810
			OTHER ASSETS AND LIABILITIES — 2.5%	$437,881
			NET ASSETS — 100.0%	$17,307,691

(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such
	securities may be resold normally to qualified institutional buyers in a transaction exempt
	from registration. At March 31, 2021, the value of these securities amounted to $419,253,
	or 2.4% of net assets.
(A.D.R.)	American Depositary Receipts.
(G.D.R.)	Global Depositary Receipts.
†	Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21 23

Schedule of Investments | 3/31/21 (continued)

(a)	Non-income producing security.
(b)	Distribution of investments by country of domicile (excluding temporary cash
	investments) as a percentage of total investments in securities, is as follows:
	China	29.0%
	Taiwan	13.7%
	South Korea	13.0%
	India	12.0%
	Russia	6.6%
	Brazil	6.3%
	South Africa	4.3%
	Hong Kong	4.1%
	Mexico	2.2%
	Netherlands	1.5%
	United Arab Emirates	1.2%
	Indonesia	1.1%
	Other (individually less than 1%)	5.0%
		100.0%

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
BRL — Brazilian Real
CLP — Chilean Peso
MXN — Mexican Peso
Purchases and sales of securities (excluding temporary cash investments) for the six months ended March 31, 2021, aggregated $3,607,867 and $2,590,494, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended March 31, 2021, the Fund did not engage in any cross trade activity.
At March 31, 2021, the net unrealized appreciation on investments based on cost for federal tax purposes of $12,157,315 was as follows:
Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 5,195,725
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(483,230)
Net unrealized appreciation	$ 4,712,495

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.

Level 1 -	unadjusted quoted prices in active markets for identical securities.
Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21

The following is a summary of the inputs used as of March 31, 2021, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks
Air Freight & Logistics	$ —	$ 27,089	$ —	$ 27,089
Auto Components	—	165,270	—	165,270
Automobiles	—	164,361	—	164,361
Banks	434,595	1,598,416	—	2,033,011
Beverages	—	152,228	—	152,228
Biotechnology	—	45,193	—	45,193
Capital Markets	—	24,465	—	24,465
Chemicals	—	46,394	—	46,394
Commercial Services & Supplies	—	147,646	—	147,646
Construction & Engineering	—	175,077	—	175,077
Construction Materials	27,246	52,215	—	79,461
Distributors	24,609	51,917	—	76,526
Diversified Consumer Services	82,460	16,101	—	98,561
Diversified Financial Services	—	55,414	—	55,414
Electric Utilities	—	78,186	—	78,186
Electrical Equipment	—	41,238	—	41,238
Electronic Equipment,
Instruments & Components	—	375,126	—	375,126
Energy Equipment & Services	—	18,542	—	18,542
Entertainment	338,175	84,603	—	422,778
Food & Staples Retailing	11,017	142,941	—	153,958
Food Products	—	410,987	—	410,987
Gas Utilities	—	73,648	—	73,648
Health Care Providers & Services	—	38,690	—	38,690
Hotels, Restaurants & Leisure	—	99,479	—	99,479
Household Durables	—	140,578	—	140,578
Independent Power & Renewable
Electricity Producers	—	68,340	—	68,340
Industrial Conglomerates	—	94,552	—	94,552
Insurance	—	262,710	—	262,710
Interactive Media & Services	262,462	938,926	—	1,201,388
Internet & Direct Marketing Retail	1,348,956	815,755	—	2,164,711
IT Services	148,244	222,674	—	370,918
Leisure Products	—	85,045	—	85,045
Machinery	—	325,783	—	325,783
Media	—	34,306	—	34,306
Metals & Mining	157,507	772,839	—	930,346
Multiline Retail	—	85,461	—	85,461
Oil, Gas & Consumable Fuels	83,994	726,373	—	810,367
Paper & Forest Products	—	71,705	—	71,705
Real Estate Management &
Development	—	593,891	—	593,891
Semiconductors & Semiconductor
Equipment	1,181,026	736,885	—	1,917,911
Software	—	100,885	—	100,885

The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21 25

Schedule of Investments | 3/31/21 (continued)

	Level 1	Level 2	Level 3	Total
Specialty Retail	$ —	$ 368,742	$ —	$ 368,742
Technology Hardware, Storage &
Peripherals	—	1,185,304	—	1,185,304
Textiles, Apparel & Luxury Goods	—	347,999	—	347,999
Thrifts & Mortgage Finance	—	258,791	—	258,791
Trading Companies & Distributors	—	24,505	—	24,505
Transportation Infrastructure	—	16,259	—	16,259
Wireless Telecommunication
Services	—	371,756	—	371,756
All Other Common Stock	34,070	—	—	34,070
Right/Warrant	—	159	—	159
Total Investments in Securities	$4,134,361	$12,735,449	$ —	$16,869,810

During the six months ended March 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21

Statement of Assets and Liabilities | 3/31/21
(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $11,998,579)	$16,869,810
Cash	503,813
Foreign currencies, at value (cost $89,121)	87,910
Receivables —
Investment securities sold	88,743
Fund shares sold	401
Dividends	40,115
Due from the Adviser	36,744
Other assets	36,856
Total assets	$17,664,392
LIABILITIES:
Payables —
Investment securities purchased	$ 191,992
Trustees’ fees	48
Professional fees	22,272
Printing expense	24,872
Custodian fees	31,419
Reserve for repatriation taxes	56,091
Due to affiliates	14,524
Accrued expenses	15,483
Total liabilities	$ 356,701
NET ASSETS:
Paid-in capital	$12,975,535
Distributable earnings	4,332,156
Net assets	$17,307,691
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $6,380,382/462,198 shares)	$ 13.80
Class C (based on $4,759,591/346,216 shares)	$ 13.75
Class Y (based on $6,167,718/446,676 shares)	$ 13.81
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $13.80 net asset value per share/100%-5.75%
maximum sales charge)	$ 14.64

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21 27

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 3/31/21

INVESTMENT INCOME:
Dividends from unaffiliated issuers (net of foreign
taxes withheld $20,003)	$ 103,176
Interest from unaffiliated issuers	75
Total investment income		$ 103,251
EXPENSES:
Management fees	$ 62,079
Administrative expense	28,510
Transfer agent fees
Class A	781
Class C	116
Class Y	48
Distribution fees
Class A	6,680
Class C	21,929
Shareowner communications expense	675
Custodian fees	66,295
Registration fees	35,119
Professional fees	14,655
Printing expense	12,426
Pricing fees	5,171
Trustees’ fees	3,378
Insurance expense	22
Miscellaneous	7,354
Total expenses		$ 265,238
Less fees waived and expenses reimbursed
by the Adviser		(158,642)
Net expenses		$ 106,596
Net investment income (loss)		$ (3,345)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 295,866
Other assets and liabilities denominated in
foreign currencies	6,110	$ 301,976
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign
capital gains tax of $(51,411))	$2,967,197
Other assets and liabilities denominated in
foreign currencies	(3,110)	$2,964,087
Net realized and unrealized gain (loss) on investments		$3,266,063
Net increase in net assets resulting from operations		$3,262,718

The accompanying notes are an integral part of these financial statements.

28 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21

Statement of Changes in Net Assets

	Six Months
	Ended	10/2/19
	3/31/21	to
	(unaudited)	9/30/20
FROM OPERATIONS:
Net investment income (loss)	$ (3,345)	$ 71,094
Net realized gain (loss) on investments	301,976	(658,331)
Change in net unrealized appreciation (depreciation)
on investments	2,964,087	1,848,540
Net increase in net assets resulting from operations	$ 3,262,718	$ 1,261,303
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.11 and $0.06 per share, respectively)	$ (44,319)	$ (21,270)
Class C ($0.05 and $0.04 per share, respectively)	(15,847)	(14,728)
Class Y ($0.16 and $0.07 per share, respectively)	(68,842)	(31,140)
Total distributions to shareowners	$ (129,008)	$ (67,138)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 1,673,234	$12,039,534
Reinvestment of distributions	129,008	67,138
Cost of shares repurchased	(441,739)	(487,359)
Net increase in net assets resulting from
Fund share transactions	$ 1,360,503	$11,619,313
Net increase in net assets	$ 4,494,213	$12,813,478
NET ASSETS:
Beginning of period	$12,813,478	$ –
End of period	$17,307,691	$12,813,478

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21 29

Statement of Changes in Net Assets
(continued)

	Six Months	Six Months
	Ended	Ended
	3/31/21	3/31/21	10/2/19 to	10/2/19 to
	Shares	Amount	9/30/20	9/30/20
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	106,549	$1,472,888	425,930	$4,281,156
Reinvestment of
distributions	3,454	44,319	1,949	21,270
Less shares repurchased	(29,714)	(389,384)	(45,970)	(453,804)
Net increase	80,289	$1,127,823	381,909	$3,848,622
Class C
Shares sold	14,266	$191,504	336,915	$3,379,378
Reinvestment of
distributions	1,236	15,847	1,360	14,728
Less shares repurchased	(4,080)	(52,355)	(3,481)	(33,555)
Net increase	11,422	$154,996	334,794	$3,360,551
Class Y
Shares sold	603	$8,842	437,900	$4,379,000
Reinvestment of
distributions	5,345	68,842	2,828	31,140
Less shares repurchased	—	—	—	—
Net increase	5,948	$77,684	440,728	$4,410,140

The accompanying notes are an integral part of these financial statements.

30 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21

Financial Highlights
	Six Months
	Ended
	3/31/21		10/2/19 to
	(unaudited)		9/30/20*
Class A
Net asset value, beginning of period	$11.08		$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.00(b	)	$0.07
Net realized and unrealized gain (loss) on investments	2.83		1.07
Net increase (decrease) from investment operations	$2.83		$1.14
Distributions to shareowners:
Net investment income	$(0.11)		$(0.06)
Total distributions	$(0.11)		$(0.06)
Net increase (decrease) in net asset value	$2.72		$1.08
Net asset value, end of period	$13.80		$11.08
Total return (c)	25.65	%(d)	11.43	%(d)
Ratio of net expenses to average net assets	1.27	%(e)	1.28	%(e)
Ratio of net investment income (loss) to average net assets	0.06	%(e)	0.72	%(e)
Portfolio turnover rate	17	%(d)	61	%(d)
Net assets, end of period (in thousands)	$6,380		$4,232
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	3.32	%(e)	4.45	%(e)
Net investment income (loss) to average net assets	(1.99	)%(e)	(2.45	)%(e)

*	Class A commenced operations on October 2, 2019.
(a)	The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)	Amount rounds to less than $0.01 or $(0.01) per-share.
(c)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21 31

Financial Highlights (continued)

	Six Months
	Ended
	3/31/21		10/2/19 to
	(unaudited)		9/30/20*
Class C
Net asset value, beginning of period	$11.02		$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$(0.04)		$(0.00	)(b)
Net realized and unrealized gain (loss) on investments	2.82		1.06
Net increase (decrease) from investment operations	$2.78		$1.06
Distributions to shareowners:
Net investment income	$(0.05)		$(0.04)
Total distributions	$(0.05)		$(0.04)
Net increase (decrease) in net asset value	$2.73		$1.02
Net asset value, end of period	$13.75		$11.02
Total return (c)	25.23	%(d)	10.66	%(d)
Ratio of net expenses to average net assets	2.00	%(e)	2.01	%(e)
Ratio of net investment income (loss) to average net assets	(0.67	)%(e)	(0.02	)%(e)
Portfolio turnover rate	17	%(d)	61	%(d)
Net assets, end of period (in thousands)	$4,760		$3,689
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	4.05	%(e)	5.17	%(e)
Net investment income (loss) to average net assets	(2.72	)%(e)	(3.18	)%(e)

*	Class C commenced operations on October 2, 2019.
(a)	The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)	Amount rounds to less than $0.01 or $(0.01) per-share.
(c)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21

	Six Months
	Ended
	3/31/21		10/2/19 to
	(unaudited)		9/30/20*
Class Y
Net asset value, beginning of period	$11.10		$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.02		$0.10
Net realized and unrealized gain (loss) on investments	2.85		1.07
Net increase (decrease) from investment operations	$2.87		$1.17
Distributions to shareowners:
Net investment income	$(0.16)		$(0.07)
Total distributions	$(0.16)		$(0.07)
Net increase (decrease) in net asset value	$2.71		$1.10
Net asset value, end of period	$13.81		$11.10
Total return (b)	25.92	%(c)	11.72	%(c)
Ratio of net expenses to average net assets	0.99	%(d)	0.99	%(d)
Ratio of net investment income (loss) to average net assets	0.34	%(d)	0.99	%(d)
Portfolio turnover rate	17	%(c)	61	%(c)
Net assets, end of period (in thousands)	$6,168		$4,893
Ratios with no waiver of fees and assumption of expenses
by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	3.04	%(d)	4.16	%(d)
Net investment income (loss) to average net assets	(1.71	)%(d)	(2.18	)%(d)

*	Class Y commenced operations on October 2, 2019.
(a)	The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.
Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21 33

Notes to Financial Statements | 3/31/21
(unaudited)
1. Organization and Significant Accounting Policies
Pioneer Emerging Markets Equity Fund (the “Fund”) is one of five portfolios comprising Pioneer Series Trust XIV, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Fund’s investment objective is to seek long-term capital growth.
The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class A, Class C and Class Y commenced operations on October 2, 2019. Class K has not yet commenced operations. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.
Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Prior to January 1, 2021, the Adviser was named Amundi Pioneer Asset Management, Inc. Amundi Distributor US, Inc., an affiliate of Amundi Asset Management US, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. The

34 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21

Fund has adopted ASU 2018-13 for the six months ended March 31, 2021. The impact to the Fund’s adoption was limited to changes in the Fund’s disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value investments, when applicable.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A. Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The principal exchanges and markets for non-U.S. equity securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Fund uses a fair value model developed by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security’s fair value

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21 35

at the time the Fund determines its net asset value. The Fund applies these recommendations in accordance with procedures approved by the Board of Trustees.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At March 31, 2021, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B. Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

36 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C. Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D. Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of September 30, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of September 30, 2020, the Fund had accrued $4,679 in reserve for repatriation taxes related to capital gains.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21 37

purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended September 30, 2020 was as follows:
2020
Distributions paid from:
Ordinary income	$67,138
Total	$67,138

The following shows the components of distributable earnings (losses) on a federal income tax basis at September 30, 2020:
2020
Distributable earnings:
Undistributed ordinary income	$51,822
Capital loss carryforward	(543,180)
Unrealized appreciation	1,689,804
Total	$1,198,446

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and adjustments relating to passive foreign investment companies.
E. Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $268 in underwriting commissions on the sale of Class A shares during the six months ended March 31, 2021.
F. Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

38 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.
G. Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
To the extent that the fund invests from time to time more than 25% of its assets in issuers organized or located in a particular geographic region, including but not limited to issuers organized or located in China and other developing market Asia-Pacific countries, the fund may be particularly affected by adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those regions.
Markets in China and other Asian countries are relatively new and undeveloped. China’s economic health is largely dependent upon exports, and may be dependent upon the economies of other Asian countries. Investments in Chinese and other Asian issuers could be adversely affected by changes in government policies, or trade or political disputes with major trading partners, including the U.S. China’s growing trade surplus with the

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21 39

U.S. has given rise to trade disputes and the imposition of tariffs, which could adversely affect China’s economy. An economic slowdown in China could adversely affect economies of other emerging market countries that trade with China, as well as companies operating in those countries. Economies of Asian countries and Asian issuers could be adversely affected by regional security threats.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been

40 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21

greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.80% of the fund’s average daily net assets up to $1 billion and 0.75% of the fund’s average daily net assets over $1 billion. For the six months ended March 31, 2021, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.80% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.30%, 2.05% and 0.99% of the average daily net assets attributable to Class A, Class C and Class Y shares, respectively. These expense limitations are in effect through February 1, 2022. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the six months ended March 31, 2021 are reflected on the Statement of Operations.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21 41

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $13,658 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2021.
3. Compensation of Trustees and Officers
The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the six months ended March 31, 2021, the Fund paid $3,378 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At March 31, 2021, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $48.
4. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended March 31, 2021, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$498
Class C	168
Class Y	9
Total	$675

5. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25%

42 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21

service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays for the distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $866 in distribution fees payable to the Distributor at March 31, 2021.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended March 31, 2021, CDSCs in the amount of $0 were paid to the Distributor.

Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21 43

Trustees, Officers and Service Providers*

Trustees
Thomas J. Perna, Chairman
John E. Baumgardner, Jr.
Diane Durnin
Benjamin M. Friedman
Lisa M. Jones
Craig C. MacKay**
Lorraine H. Monchak
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes
Officers
Lisa M. Jones, President and
 Chief Executive Officer
Anthony J. Koenig, Jr., Treasurer
 and Chief Financial and
 Accounting Officer
Christopher J. Kelley, Secretary and
 Chief Legal Officer

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
*	Effective April 30, 2021, Mark E. Bradley is no longer Treasurer of the Fund.
**	Craig C. MacKay was appointed as a Trustee effective March 22, 2021.

44 Pioneer Emerging Markets Equity Fund | Semiannual Report | 3/31/21

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.
Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2021 Amundi Asset Management US, Inc. 32079-01-0521

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust XIV

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer
Date June 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date June 4, 2021

By (Signature and Title)* /s/ Anthony J. Koenig
Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date June 4, 2021

* Print the name and title of each signing officer under his or her signature.